                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

                               William Blair Funds
               (Exact name of registrant as specified in charter)

                     222 West Adams Street Chicago, IL 60606
               (Address of principal executive offices)  (Zip Code)

              Marco Hanig, 222 West Adams Street Chicago, IL 60606
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the investment company Act of 1940(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.   Semi-annual Reports transmitted to shareholders.

                  [LOGO APPEARS HERE]      W I L L I A M  B L A I R  F U N D S


                                            S E M I - A N N U A L  R E P O R T
                      ----------------------------------------------------------
                               J U N E  3 0 ,  2 0 0 3

--------------------------------------------------------------------------------
Table of Contents

--------------------------------------------------------------------------------

                   A Letter from the President.............  2

                 Growth Fund
                   An Overview from the Portfolio Manager..  4
                   Portfolio of Investments................  7

                 Tax-Managed Growth Fund
                   An Overview from the Portfolio Managers.  8
                   Portfolio of Investments................ 11

                 Large Cap Growth Fund
                   An Overview from the Portfolio Managers. 12
                   Portfolio of Investments................ 15

                 Small Cap Growth Fund
                   An Overview from the Portfolio Managers. 16
                   Portfolio of Investments................ 19

                 International Growth Fund
                   An Overview from the Portfolio Manager.. 20
                   Portfolio of Investments................ 23

                 Value Discovery Fund
                   An Overview from the Portfolio Managers. 26
                   Portfolio of Investments................ 29

                 Income Fund
                   An Overview from the Portfolio Managers. 30
                   Portfolio of Investments................ 33

                 Ready Reserves Fund
                   An Overview from the Portfolio Managers. 35
                   Portfolio of Investments................ 37

                 Financial Statements...................... 39

                 Notes to Financial Statements............. 45

                 Board of Trustees......................... 61

                 Officers.................................. 61


This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

June 30, 2003                                            William Blair Funds  1

[PHOTO]

Marco Hanig


--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders:

Finally! After three years of declines, the stock market had its first broad-based rally in the first half of this year. The Standard & Poor's 500 Index of large cap stocks posted an 11.77% return, the Russell 2000(R) Index of small cap stocks was up 17.88%, and the MSCI World Ex-US Index of foreign stocks was up 11.10%.

After drifting lower in the beginning of the year amid the uncertainty of the looming war, the market turned around sharply once a quick victory was in sight. Beyond this change in market psychology, other more fundamental economic factors also helped. Thanks to a powerful fiscal stimulus in the form of a tax cut, combined with one more reduction in interest rates to their lowest level since 1958, the economy has started to pick up. The consensus view among economists now is that the economy will be growing upward of 2% in the second half of the year--with some predicting even stronger growth.

While things are looking up, nobody is predicting a return to the go-go stock market gains of the late 1990s. The recent double-digit rebound is coming from a low in the market, and the recovery is not likely to continue at its most recent pace. Longer-term, most financial advisors would caution investors to expect single-digit average stock market returns over the coming years.

The relative performance of different asset classes showed a change from the recent trends. While small cap funds continued to outperform large cap funds, growth outperformed value for the first time in three years. However, the difference in returns among fund categories was not that pronounced, as the rally was quite broad-based.

               Total Returns by Morningstar Peer Group Category
                        January 1 through June 30, 2003

                                                      Value  Blend Growth
                                                     -----  -----  ------
       Large Cap.................................... 10.74% 10.88% 12.70%
       Mid Cap...................................... 11.95% 14.21% 15.85%
       Small Cap.................................... 14.36% 15.10% 17.09%

The relative returns for the William Blair Funds were mixed. The Growth, Large Cap Growth, Tax-Managed Growth and Value Discovery Funds all had difficult first quarters, but each did much better in the second quarter. Details on each fund are provided in the respective portfolio manager discussions. The standout funds were Small Cap Growth, up 25.07% versus 17.09% for the Morningstar peer group, International Growth with a return of 11.12% versus 9.40% for the Morningstar peer group, and Income with a return of 2.99% versus 2.13% for the Morningstar peer group.

As always, we thank you for investing with us!

/s/ Marco Hanig
Marco Hanig

----------
Morningstar category returns represent the (non-weighted) average annual composite performance of all mutual funds listed in a particular category (such as Large Cap Growth) by Morningstar.

2  Semi-Annual Report                                             June 30, 2003

--------------------------------------------------------------------------------
JUNE 30, 2003 -- WILLIAM BLAIR FUNDS' PERFORMANCE
--------------------------------------------------------------------------------

                                     Average Annual Total Returns
                               ----------------------------------------- ---------
                                                                 Since   Inception
                                YTD   1 Yr   3 Yr  5 Yr  10 Yr Inception   Date
                               ----- ------ ------ ----- ----- --------- ---------
Growth Fund - Class N           9.43  -4.45 -14.91 -3.36  8.24           3/20/46
Growth Fund - Class I           9.61  -4.31 -14.70               -6.27   10/1/99
Russell 3000(R) Growth         13.49   2.79 -21.19 -5.00  7.88  -11.21   10/1/99
Standard & Poor's 500          11.77   0.25 -11.20 -1.61 10.04   -5.74   10/1/99

Tax-Managed Growth Fund -
 Class N
Return before Taxes             8.31  -2.62 -10.52               -8.12   12/27/99
After Taxes on Distributions    8.31  -2.62 -10.52               -8.12
After Taxes on Distributions
 and Sale of Fund Shares        5.40  -1.70  -8.78               -6.78

Tax-Managed Growth Fund -
 Class I
Return before Taxes             8.38  -2.35 -10.30               -7.87   12/27/99
After Taxes on Distributions    8.38  -2.35 -10.30               -7.87
After Taxes on Distributions
 and Sale of Fund Shares        5.45  -1.52  -8.60               -6.58
Russell 3000(R) Growth         13.49   2.79 -21.19              -17.31
Standard & Poor's 500          11.77   0.25 -11.20               -9.54

Large Cap Growth Fund - Class
 N                              9.17  -3.32 -19.70              -16.82   12/27/99
Large Cap Growth Fund - Class
 I                              9.54  -3.12 -19.55              -16.64   12/27/99
Russell 1000(R) Growth         13.09   2.94 -21.54              -17.65
Standard & Poor's 500          11.77   0.25 -11.20               -9.54

Small Cap Growth Fund - Class
 N                             25.07   8.20   5.99               17.79   12/27/99
Small Cap Growth Fund - Class
 I                             25.18   8.55   6.23               18.05   12/27/99
Russell 2000(R) Growth         19.33   0.69 -16.66              -12.87
Russell 2000(R)                17.88  -1.64  -3.30               -0.83
The Small Cap Growth Fund's performance during 2000 was
primarily attributable to investments in initial public
offerings (IPOs) during a rising market. Since then,
IPOs have had an insignificant effect on the Fund's
performance. As the Fund grows, the impact of IPOs is
likely to diminish.

International Growth Fund -
 Class N                       11.12  -6.66  -9.85  7.33  9.56           10/1/92
International Growth Fund -
 Class I                       11.15  -6.40  -9.61                1.79   10/1/99
MSCI World (Free) Ex-US        11.10  -4.19 -12.48 -2.81  3.15   -6.87   10/1/99

Value Discovery Fund - Class N 11.30 -11.38   7.46  6.22         11.02   12/23/96
Russell 2000(R)                17.88  -1.64  -3.30  0.97          5.01
Russell 2000(R) Value          16.49  -3.80  10.94  4.98          9.31

Value Discovery Fund - Class I 11.40 -11.22   7.77               12.57   10/1/99
Russell 2000(R)                17.88  -1.64  -3.30                2.66
Russell 2000(R) Value          16.49  -3.80  10.94               10.76

Income Fund - Class N           2.99   7.71   8.21  6.38  6.15           10/1/90
Income Fund - Class I           3.06   7.94   8.39                7.12   10/1/99
Lehman Intermediate
 Govt./Credit Bond Index        4.27  10.84  10.01  7.65  6.88    8.86   10/1/99

   Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are sold to a limited group of investors.

   Tax-Managed Growth Fund's after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                See accompanying Notes to Financial Statements.

June 30, 2003                                            William Blair Funds  3

[PHOTO]

JOSTRAND

John F. Jostrand

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

The Growth Fund invests primarily in a diversified portfolio of common stocks of domestic growth companies, seeking growth opportunities by investing in large, medium and small companies in varying proportions.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER

--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Growth Fund posted a 9.43% gain on a total return basis (Class N Shares) for the six months ended June 30, 2003. By comparison, the Fund's benchmarks, the Russell 3000(R) Growth Index increased 13.49%, while the Standard & Poor's 500 Index increased 11.77%.

What were the most significant factors impacting Fund performance?

With the resolution of the Iraq conflict, expectations for an improving economy, and short-term interest rates at their lowest level in 45 years, the stock market chalked up its best quarterly performance since 1998.

For the Fund, there was strong performance by our holdings spread across small, medium, and large cap stock categories. The performance of small cap stocks in the Fund led the way, followed by strong performance from mid-cap and large cap issues.

The Fund was also fully invested in stocks, having moved from a 4.2% position in cash at March 31, to less than 1% in cash by the middle of April, and finally to almost 0% at June 30/th/.

By the end of the first half of the year, our large cap exposure remained more or less unchanged from the end of the first quarter, while our small cap exposure decreased somewhat, as some of these companies "graduated" during the course of the second quarter and grew to mid-cap sized companies. This in turn, pushed up our mid-cap exposure. It is also worth noting that eight of the Fund's top ten holdings in the second quarter were the same as in the first quarter.

Which sectors enhanced the Fund's return? What were among the best performing investments for the Fund?

Four out of six of the major sectors in which the Fund held investments outperformed sectors within the Fund's benchmark, the Russell 3000 Growth Index.

Health Care performed particularly well. Consumer Discretionary was a strong sector for the Fund, and the performance of our Technology issues held their own in spite of the fact that the Fund was underweighted in Technology. In the case of Technology, our individual stock selection more than made up for the fact that we were underweight in this sector.

The Fund's best performing issue was Genentech, a large cap biotechnology company. The best mid-cap name in the portfolio was CarMax, the auto retailer, and the best-performing small cap name was OPNET Technologies, a provider of intelligent network management software.

Genentech is a company with a broad product platform and its share price benefited from several very successful product development announcements. During the first quarter the market was somewhat skeptical of the potential success for some new Genentech products. But we viewed this company as having the most expansive product platform in the

4  Semi-Annual Report                                             June 30, 2003

Biotechnology industry, with some "breakaway" potential products. The company's product for asthma, Xolair, was approved, and the company announced a breakthrough development product named Avastin, an antiangiogenesis protein. This product's mode of action is to starve the supply of blood to tumors. Originally conceived to fight breast cancer, we believe the product could prove to be a breakthrough in the treatment of colorectal cancer. We expect the company to receive formal FDA approval for Avastin by April of 2004, something that many investors did not expect at all.

CarMax was the second largest contributor to portfolio performance. CarMax was a stock that had also come under pressure in the first quarter, reflecting investor concerns about weaker-than-expected sales in the late winter and early spring. But we viewed the lower sales figures as an aberration, due almost exclusively to the bad weather on the East Coast, where many stores are located. We actually bought more CarMax stock when the price declined. In fact, the company had 2,300 fewer selling days for its stores in the first quarter this year as a result of bad weather--where the stores were literally closed. CarMax, however, came back to plan and performed better than expected--with strong May and June store sales.

Were there any investments that did not measure up to your expectations?

After a three-year run, Whole Foods' stock price declined by 15% during the second quarter. While the company is still doing well, it has been on a long streak of operating well above normal for two years now. A slightly accelerated new store opening plan will contribute to higher-than-expected expenses next year. Consequently, earnings growth estimates for the company for 2004 are down from 22% to the 20% range.

Our Manufacturing names could have performed better for us--most notably Harley- Davidson and Danaher. The Fund also had no Aerospace exposure, which was a strong sector for the Russell benchmark during the second quarter.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The world has become enthusiastic about stocks again but with only minor improvement in earnings support.

Although tax cuts and lower interest rates are providing liquidity to the economy, evidence of a full-fledged recovery is tepid. For example, the labor market shows signs of further deterioration, as does the recent Purchasing Managers Survey, a sign of future industrial production. The Index of Leading Economic Indicators also remains flat.

Against this backdrop, we expect the economic recovery to be modest. Nonetheless, projected corporate earnings gains in the second and third quarter would mark the fifth and sixth consecutive quarter of positive earnings growth. While we are fairly confident earnings will continue to grow, we anticipate that such gains will be in the single-digit range.

At this point, equities are reasonably valued, and we expect further progress to be in line with corporate earnings gains, just the sort of environment in which we expect high quality growth stocks to do well--as opposed to the more speculative nature of the second quarter rebound.

June 30, 2003                                            William Blair Funds  5

--------------------------------------------------------------------------------
Growth Fund Class N Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                               6/30/03 (a)      2002     2001     2000   1999   1998
                               -----------  ------   ------   ------   -----  -----
Growth Fund...................        9.43% (25.85)% (13.53)%  (7.47)% 19.98% 27.15%
Russell 3000(R) Growth Index..       13.49  (28.03)  (19.63)  (22.42)  33.82  35.02
S&P 500 Index.................       11.77  (22.10)  (11.88)   (9.11)  21.04  28.57

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

                                 Russell
               Growth            3000(R)           S&P 500
                Fund           Growth Index         Index
1992           $10,000           $10,000           $10,000
1993            11,600            10,400            11,000
1994            12,300            10,600            11,200
1995            15,900            14,500            15,300
1996            18,700            17,600            18,900
1997            22,500            22,700            25,200
1998            28,600            30,700            32,400
1999            34,300            41,000            39,200
2000            31,700            31,800            35,600
2001            27,500            25,600            31,400
2002            20,400            18,400            24,400
06/03           22,300            20,900            27,300


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

6   Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)


           ------------------------------------------------- --------
           Shares                                               Value
           ------------------------------------------------- --------

           Common Stocks
           Information Technology--29.8%
           288,200 *BEA Systems, Inc........................ $  3,130
           186,400 *Cisco Systems, Inc......................    3,111
           153,900 *Dell Computer Corporation...............    4,919
            96,500 *Digital Insight, Inc....................    1,838
           120,000 *EMC Corporation.........................    1,256
           216,000 First Data Corporation...................    8,951
           258,200 Intel Corporation........................    5,366
           162,500 *Intuit, Inc.............................    7,236
           153,125 *Iron Mountain, Inc......................    5,679
           195,300 *Jabil Circuit, Inc......................    4,316
           260,000 Microsoft Corporation....................    6,659
           200,000 *OPNET Technologies, Inc.................    2,438
           157,800 Paychex, Inc.............................    4,625
            70,800 *StarTek, Inc............................    1,862
           358,500 *SunGard Data Systems, Inc...............    9,289
           200,905 Texas Instruments Incorporated...........    3,536
           195,744 *Xilinx, Inc.............................    4,954
                                                             --------
                                                               79,165
                                                             --------
           Health Care--23.3%
            73,600 Alcon, Inc.+.............................    3,364
           142,600 *Amgen, Inc..............................    9,474
           110,400 *Axcan Pharma, Inc.+.....................    1,386
           108,900 Eli Lilly & Company......................    7,511
           173,900 *Genentech, Inc..........................   12,542
            80,600 *Integra LifeSciences Holding Corporation    2,126
           180,800 Medtronic, Inc...........................    8,673
           176,850 Pfizer, Inc..............................    6,039
            88,400 *ResMed, Inc.............................    3,465
           128,000 UnitedHealth Group, Inc..................    6,432
           225,900 *VitalWorks, Inc.........................      892
                                                             --------
                                                               61,904
                                                             --------
           Consumer Discretionary--16.5%
           175,500 *AFC Enterprises, Inc....................    2,850
           196,400 *Bed, Bath & Beyond, Inc.................    7,622
           193,100 *CarMax, Inc.............................    5,822
           135,300 *CDW Computer Centers, Inc...............    6,197
           143,700 *Clear Channel Communications, Inc.......    6,092
           115,400 *Cox Communications, Inc., Class "A".....    3,681
           125,000 Family Dollar Stores, Inc................    4,769
           115,700 Harley-Davidson, Inc.....................    4,612
            47,000 *Kohl's Corporation......................    2,415
                                                             --------
                                                               44,060
                                                             --------

----------
*Non-income producing securities
ADR= American Depository Receipt
+= U.S. listed foreign security

           -----------------------------------------------  --------
           Shares                                               Value
           -----------------------------------------------  --------

           Common Stocks--(continued)
           Financials--11.5%
            72,000 Federal National Mortgage Association... $  4,856
           200,100 MBNA Corporation........................    4,170
           300,000 SLM Corporation.........................   11,751
           149,500 State Street Corporation................    5,890
            47,900 XL Capital Ltd.+........................    3,976
                                                            --------
                                                              30,643
                                                            --------
           Industrials and Services--10.9%
           110,000 C.H. Robinson Worldwide, Inc............    3,912
           101,248 Danaher Corporation.....................    6,890
           116,100 *FirstService Corporation+..............    1,799
           118,900 *Knight Transportation, Inc.............    2,961
            83,300 *Kroll, Inc.............................    2,254
           270,000 *Labor Ready, Inc.......................    1,936
            78,935 *Pre-Paid Legal Services................    1,936
           116,300 *Ryanair Holdings plc--ADR..............    5,222
            26,100 Strayer Education, Inc..................    2,074
                                                            --------
                                                              28,984
                                                            --------
           Consumer Staples--8.0%
           139,800 PepsiCo, Inc............................    6,221
           155,000 *Performance Food Group.................    5,735
           168,400 Walgreen Co.............................    5,069
            88,983 *Whole Foods Market, Inc................    4,229
                                                            --------
                                                              21,254
                                                            --------
           Total Common Stock--100.0%
             (cost $221,680).............................    266,010
                                                            --------

           Short-Term Investments
             2,041 William Blair Ready Reserves Fund.....          2
                                                            --------
           Total Short-term Investments--0.0%
             (cost $2)...................................          2
                                                            --------
           Total Investments--100.0%
             (cost $221,682).............................    266,012
           Liabilities, plus cash and other assets--(0.0)%.      (11)
                                                            --------
           Net assets--100.0%.............................. $266,001
                                                            ========


                See accompanying Notes to Financial Statements.

June 30, 2003                                            William Blair Funds  7

[PHOTO]

FULLER

Mark A. Fuller III

[PHOTO]

PUSINELLI

Gregory J. Pusinelli

[PHOTO]

SEITZ

Michelle R. Seitz
--------------------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
--------------------------------------------------------------------------------

The Tax-Managed Growth Fund invests primarily in a diversified portfolio of common stocks of domestic growth companies. The Fund employs a number of techniques designed specifically to enhance the long-term, after-tax returns for its shareholders.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

For the six-month period ended June 30, 2003, the Tax-Managed Growth Fund gained 8.31% on a total return basis (Class N Shares). By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index, increased 13.49%, while the Standard & Poor's 500 Index increased 11.77%.

What were the most significant factors impacting Fund performance?

The most significant factor impacting Fund performance was the assumption by the equity markets that the economy would continue to show signs of improvement as a result of the recent additional tax cuts signed into law by the President, a declining interest rate environment, and a lower U.S. dollar.

In addition, the equity markets were buoyed by renewed appetite for risk on the part of many investors. This speculative sentiment took hold in the last two weeks of the first quarter and provided additional "jet fuel" for the markets during the second quarter.

The Fund lagged its benchmark largely as a result of the fact that lower-quality, and more highly leveraged companies were the best performing issues during the second quarter, as investors believed these companies will stand to benefit the most from an economic recovery. The majority of these types of companies, however, do not fit our high quality growth criteria.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

The Fund's significant weighting in the Consumer Discretionary area enhanced its return, as three out of the Fund's four best individual performers came from that group. Part of the strong performance of the Consumer Discretionary sector has reflected the tremendous ongoing wave of mortgage refinancings that has enabled consumers to free up more cash for spending, providing a critical underpinning for the economy.

One of those stellar performers was CarMax. The price of CarMax declined almost 19% during the first quarter on fears that deteriorating consumer confidence would discourage consumer spending on automobiles. In addition, CarMax's auto financing business was perceived to be especially vulnerable, with its exposure to sub-prime borrowers. In the second quarter, however, the negative sentiment about CarMax had radically reversed, and was validated by the company's significant outperformance both in terms of analysts' estimates of comparable store sales as well as its earnings results.

Entravision Communication, a diversified Media company utilizing a combination of television, radio outdoor and publishing operations to reach Hispanic consumers in the United States, was another excellent performer. Entravision's stock price came under severe price pressure in the first quarter--based partly on concerns that the company had overpaid to acquire three Los Angeles radio stations. In addition, investors were concerned about

8   Semi-Annual Report                                            June 30, 2003
regulatory requirements that mandate that Univision--a one-quarter owner of Entravision--reduce its ownership stake. We think Entravision's prospects look bright, having been sharply boosted by improving ad rates, and strong commercial commitments or "upfronts" for advertising in the months ahead.

Health Care was another strong area for the Fund, with five names in the Fund's portfolio up more than 20% during the second quarter. The strong performance of each of these companies--most notably Biosite and Express Scripts--reflected strong earnings growth by each company and the market's rotation into the Health Care sector, which had lagged in the first quarter.

Finally, Investors Financial Services, a new position that was added to the Fund in the second quarter, was up 33%. Investors Financial Services provides custody and other services to mutual fund companies and pension plans, and has seen its fees rise as its client assets under management rise with the markets.

Were there any investments that did not measure up to your expectations?

While no sectors could be considered poor performers, there were a handful of issues in the portfolio that lagged.

Whole Foods, whose holding we had trimmed in the first quarter, suffered a 15% decline in the price of its stock as a result of moderating sales expectations and tough quarterly comparisons. This stock, however, had been a stalwart in the portfolio for the past several quarters.

In similar fashion, Hewitt Associates experienced a modest shortfall in its financial results. Hewitt lost two large clients during the quarter, and investors became spooked about whether the trend would continue. In addition, the prospect that there was a large amount of stock owned by former Hewitt partners that would be coming onto the market in the near future served as a lid overhanging the stock price.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Our outlook is cautiously optimistic. Our optimism is tempered by the fact that the equity markets have discounted a fairly robust economic recovery. Valuations have risen to a level that assumes a very healthy increase in corporate profits. Some economic indicators, however--such as the stubbornly high unemployment rate--are not encouraging.

We think that investors could be setting themselves up for disappointment, especially as they seek out lower-quality and more speculative names in the hope of making easy profits. We have definitely heard that song before.

We will continue to focus on and emphasize high-quality names that will serve us well in what we believe will be a modest growth environment this year.

June 30, 2003                                            William Blair Funds  9

--------------------------------------------------------------------------------
Tax-Managed Growth Fund Class N Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                             -----------  ------   ------   ------   ----------
                             6/30/03 (a)      2002     2001     2000 1999(a)(b)
                             -----------  ------   ------   ------   ----------
Tax-Managed Growth Fund.....        8.31% (24.37)% (10.02)%   (.98)%       1.80%
Russell 3000(R) Growth Index       13.49  (28.03)  (19.63)  (22.42)         .79
S&P 500 Index...............       11.77  (22.10)  (11.88)   (9.11)         .85

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.



                            Illustration of an assumed investment of $10,000

                                    [CHART]

                 12/27/99    6/00   12/00     6/01   12/01     6/02   12/02    6/03
Tax-Managed
Growth Fund      $10,000   10,400  10,100    9,200   9,100    7,600   6,900   7,400

Russell 3000(R)
Growth Index     $10,000   10,500   7,800    6,800   6,300    5,000   4,500   5,100

S&P 500 Index    $10,000   10,000   9,200    8,600   8,100    7,000   6,300   7,100



Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.


10  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

            ------------------------------------------------ ------
            Shares                                            Value
            ------------------------------------------------ ------

            Common Stocks
            Consumer Discretionary--25.3%
              2,345 *Bed, Bath & Beyond, Inc................ $   91
              3,100 *CarMax, Inc............................     93
              3,100 *CDW Computer Centers, Inc..............    142
              4,725 *Comcast Corporation, Class "A".........    136
             11,750 *Entravision Communication, Class "A"...    133
              3,775 Family Dollar Stores, Inc...............    144
              1,550 Harley-Davidson, Inc....................     62
              1,130 *Kohl's Corporation.....................     58
             12,662 *Liberty Media Group, Class "A".........    146
              3,275 Lowe's Companies, Inc...................    141
              4,425 Regis Corporation.......................    129
              2,550 *Weight Watcher's International, Inc....    116
              4,150 *Williams-Sonoma, Inc...................    121
                                                             ------
                                                              1,512
                                                             ------
            Health Care--18.7%
              3,175 Alcon, Inc.+............................    145
              2,100 *Amgen, Inc.............................    140
              1,375 *Biosite Incorporated...................     66
              1,450 Eli Lilly & Company.....................    100
              1,745 *Express Scripts, Inc...................    119
              2,925 Medtronic, Inc..........................    140
              2,750 Pfizer, Inc.............................     94
              3,575 *ResMed, Inc............................    140
                775 Stryker Corporation.....................     54
              2,670 *Zimmer Holdings, Inc...................    120
                                                             ------
                                                              1,118
                                                             ------
            Information Technology--14.7%
              8,000 *BISYS Group............................    147
              3,550 *Intuit, Inc............................    158
              4,050 *Jabil Circuit, Inc.....................     90
                850 Maxim Integrated Products...............     29
              2,800 Microchip Technology, Inc...............     69
              5,700 Microsoft Corporation...................    146
              1,950 Paychex, Inc............................     57
              3,350 *SunGard Data Systems, Inc..............     87
              2,600 Texas Instruments Incorporated..........     46
              2,000 *Xilinx, Inc............................     51
                                                             ------
                                                                880
                                                             ------
            Financials--13.9%
              4,525 ACE Limited.............................    155
              1,450 American International Group............     80
              2,550 Investors Financial Services Corporation     74
              1,350 M&T Bank Corporation....................    114
              3,375 MBNA Corporation........................     70
              1,325 Moody's Corporation.....................     70
              3,900 SLM Corporation.........................    153
              2,865 State Street Corporation................    113
                                                             ------
                                                                829
                                                             ------

----------
*Non-income producing securities
ADR= American Depository Receipt
+= US. listed foreign security

              ---------------------------------------------  ------
              Shares                                           Value
              ---------------------------------------------  ------

              Common Stocks--(continued)
              Industrials and Services--11.6%
                2,800   C.H. Robinson Worldwide, Inc........ $  100
                1,575   *ChoicePoint, Inc...................     54
                2,260   Danaher Corporation.................    154
                3,555   Fastenal Company....................    121
                5,500   *Hewitt Associates, Inc., Class "A".    129
                3,075   *Ryanair Holdings plc--ADR..........    138
                                                             ------
                                                                696
                                                             ------
              Consumer Staples--7.0%
                2,050   Avon Products, Inc..................    128
                3,500   PepsiCo, Inc........................    156
                2,700   Walgreen Co.........................     81
                1,180   *Whole Foods Market, Inc............     56
                                                             ------
                                                                421
                                                             ------
              Materials--1.9%
               6,640    Airgas, Inc.........................    111
                                                             ------
              Total Common Stock--93.1%
                (Cost $4,974).............................    5,567
                                                             ------

              Short-Term Investments
              438,166   William Blair Ready Reserves Fund...    438
                                                             ------
              Total Short-term Investments--7.3%
                (Cost $438)...............................      438
                                                             ------
              Total Investments--100.4%
                (Cost $5,412).............................    6,005
              Liabilities plus cash and other assets--(0.4)%    (27)
                                                             ------
              Net assets--100.0%............................ $5,978
                                                             ======

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  11

[PHOTO]

BARBER

Rocky Barber

[PHOTO]

JOSTRAND

John F. Jostrand

[PHOTO]

Norbert W. Truderung

Norbert W. Truderung
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The Large Cap Growth Fund invests in a diversified portfolio of common stocks issued by large domestic growth companies of high quality that have demonstrated sustained growth over a long period of time.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Large Cap Growth Fund posted a 9.17% gain on a total return basis (Class N Shares) for the six months ended June 30, 2003. By comparison, the Fund's benchmark, the Russell 1000 Growth(R) Index, increased 13.09%.

What were the most significant factors impacting Fund performance?

After satisfactorily overcoming a huge wall of pessimism about the Iraq War, the state of the economy and concerns over the integrity of corporate balance sheets, the stock market finally broke free of its downward spiral. The success of Coalition forces in the Iraq conflict, signs of improvement in the economy and greater confidence that the worst of the corporate scandals had been dealt with, all contributed to a positive stock market environment.

A rally that began in the final two weeks of the first quarter extended itself for 10 more weeks into the second quarter. From the trough to peak of this initial rebound, the market was up over 25% in less than 90 days. It was a very normal rally off of the bottom of the recent bear market, and was totally consistent with the pattern of previous war or recession induced bear market bottoms.

The major determinant with regard to Fund performance was quality. Lower quality, highly leveraged companies, both financially and operationally, performed the best, because these companies were perceived to be the greatest beneficiaries of a strengthening economy. High quality companies, such as those the Fund owns, tend to not decline as sharply in a declining market environment, but do not appreciate as much as their lower quality counterparts in a rising market, either.

Were there any investment themes that influenced how the Fund was managed? Can you provide examples of investments that contributed to the Fund's performance?

With the exception of two stocks (described in the next section) every single one of the Fund's holdings benefited from positive performance during the second quarter.

The Biotechnology sector turned in a stellar performance during the second quarter, and two of the Fund's holdings, Genentech and Amgen, were up sharply. Overall, Biotechnology companies benefited from a swing in investor sentiment from cynicism about the prospects for the sector to bullishness as a result of FDA approvals. In the case of Genentech, for example, the company became the first with a new FDA-approved biologic treatment to market, and the company also announced the effectiveness of another one of its drug products.

Technology also performed very well, especially companies perceived to have cyclical exposure to improving economic conditions. For the Fund, this included EMC, Cisco and Intel. In the Financial sector, MBNA, another cyclically-sensitive stock, was also a very strong performer.


12   Semi-Annual Report                                           June 30, 2003

Were there any areas that did not perform as well?

Only two stocks in the Fund's portfolio--Harley-Davidson and Kohl's--posted negative returns for the second quarter. In the case of Harley-Davidson, the market expressed its skepticism that the company was doing well. Part of this negativism stemmed from a decline in the number of state motorcycle registrations that spilled over from a seasonal downturn in the winter into the spring (Harley represents 20% of the motorcycle market in the U.S.). We believe in this company, but also think some investors may need to see second quarter earnings results before they are positive about the company again.

Kohl's suffered from uncharacteristically weak comparable store sales. We believe the company may have temporarily lost focus on current merchandising trends, as the company was very preoccupied with the successful introduction of 24 new stores on the West Coast--with another dozen more on the way. We think that this was an aberration for this well-run company.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

While the market has retraced some of its recent move in the early days of the third quarter, we believe it will hold its ground as second quarter corporate earnings gains are announced in July.

With investor psychology returning to a more balanced state, the economy once again will be a major driver of the market. We see all the stars aligned with the Federal Reserve cutting interest rates, Congress cutting taxes on both individuals and business, and the U.S. dollar weakening, which helps make U.S manufacturing more competitive. The size and breadth of stimulus to the economy is unprecedented, and we are confident that it will ultimately succeed. But, we are not as sure about the timing. A step up in growth may take longer than many overly optimistic investors think, but since we believe rising earnings are the most important driver of long-term price appreciation, we are now more optimistic towards the market outlook over the next year or two.

We also expect consumer spending to improve as new lower tax rates take effect, lower mortgage payments from refinanced mortgages are in place and the consumer benefits from lower energy (gasoline) prices from a decline in the price of oil.

As many investors have bid up stocks looking for a strong economy, we now have the unusual circumstance that more volatile, economically sensitive and usually lower quality companies have higher Price/Earnings Ratios (which typically indicates an expectation of higher earnings growth). As long as the economy only grows in the 2% to 3% range, that will not be enough to sustain the current investor enthusiasm. There will be disillusionment with cyclically-sensitive names. Consistent, high quality, "steady eddies"--such as those the Fund owns--however, are at lower valuations. For longer-term investors such as the Fund, this is a marvelous opportunity. While in the short-term the lower quality companies may continue to lead the market, we see an ideal time to buy good companies at good prices. We are not sure when the tables will turn in our favor. The timing could be next week or next month or possibly even next year, but we believe solid, predictable growth of earnings will drive the performance of these companies.

We see a number of parallels between our current situation and the early 1990s. A recession compounded by war led to a severe market setback, which was followed by a sharp, fast rebound as the war fears collapsed. After that came a fairly long period of several years when the economy did somewhat better, but was very uneven. One economic sector would do better, but another would do worse. It was a perfect environment to select individual stocks that could grow nicely despite the economic swings. We think this will happen again.

June 30, 2003                                           William Blair Funds  13

--------------------------------------------------------------------------------
Large Cap Growth Fund Class N Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             6/30/03(a)      2002     2001     2000 1999(a)(b)
                             ----------  ------   ------   ------   ----------
Large Cap Growth Fund.......       9.17% (28.57)% (20.47)% (16.67)%       1.40%
Russell 1000(R) Growth Index      13.09  (27.88)  (20.42)  (22.42)         .46
S&P 500 Index...............      11.77  (22.10)  (11.88)   (9.11)         .85

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.


               Illustration of an assumed investment of $10,000

                                     [CHART]

                                  Large Cap        S&P 500      Russell 1000(R)
                                  Growth Fund        Index        Growth Index

12/27/99                            $10,000         $10,000         $10,000
6/00                                 10,100          10,000          10,500
12/00                                 8,500           9,200           7,800
6/01                                  7,100           8,600           6,700
12/01                                 6,700           8,100           6,200
6/02                                  5,400           7,000           4,900
12/02                                 4,800           6,300           4,500
6/03                                  5,200           7,000           5,100


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

14   Semi-Annual Report                                           June 30, 2003

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

             --------------------------------------------  -------
             Shares                                          Value
             --------------------------------------------  -------

             Common Stocks
             Information Technology--30.9%
               5,200  *BEA Systems, Inc................... $    57
               9,525  *Cisco Systems, Inc.................     159
               4,625  *Dell Computer Corporation..........     148
               2,900  *EMC Corporation....................      30
               4,500  First Data Corporation..............     187
               4,725  Intel Corporation...................      98
               2,350  *Intuit, Inc........................     105
               3,485  Linear Technology Corporation.......     112
              10,070  Microsoft Corporation...............     258
               3,000  Paychex, Inc........................      88
               6,885  *SunGard Data Systems, Inc..........     178
               5,820  Texas Instruments Incorporated......     102
                                                           -------
                                                             1,522
                                                           -------
             Health Care--24.5%
               2,200  Alcon, Inc+.........................     101
               2,285  *Amgen, Inc.........................     152
               1,955  Eli Lilly & Company.................     135
               2,250  *Genentech, Inc.....................     162
               4,240  Medtronic, Inc......................     203
               8,325  Pfizer, Inc.........................     284
               3,440  UnitedHealth Group, Inc.............     173
                                                           -------
                                                             1,210
                                                           -------
             Consumer Discretionary--15.2%
               4,700  *Bed, Bath & Beyond, Inc............     182
               3,360  *Clear Channel Communications, Inc..     142
               6,175  *Cox Communications, Inc., Class "A"     197
               2,150  Harley-Davidson, Inc................      86
               2,750  *Kohl's Corporation.................     141
                                                           -------
                                                               748
                                                           -------

----------
*Non-income producing securities
+= U.S. listed foreign security

            ---------------------------------------------   ------
            Shares                                            Value
            ---------------------------------------------   ------

            Common Stocks--(continued)
            Financials--13.3%
              2,050   Federal National Mortgage Association $  138
              4,340   MBNA Corporation.....................     91
              5,400   SLM Corporation......................    212
              3,545   State Street Corporation.............    140
                875   XL Capital Ltd.+.....................     73
                                                            ------
                                                               654
                                                            ------
            Consumer Staples--9.6%
              2,975   Avon Products, Inc...................    185
              2,900   PepsiCo, Inc.........................    129
              5,325   Walgreen Co..........................    160
                                                            ------
                                                               474
                                                            ------
            Industrials and Services--2.8%
              2,031   Danaher Corporation..................    138
                                                            ------
            Total Common Stock--96.3%
              (cost $4,438)..............................    4,746
                                                            ------

            Short-term Investments
            191,413   William Blair Ready Reserves Fund....    191
                                                            ------
            Total Short-term Investments--3.9%
              (cost $191)................................      191
                                                            ------
            Total Investments--100.2%
              (cost $4,629)..............................    4,937
                                                            ------
            Liabilities, plus cash and other assets--(0.2)%    (10)
                                                            ------
            Net assets--100.0%............................. $4,927
                                                            ======

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  15

[PHOTO]

Michael P. Balkin

Michael P. Balkin

[PHOTO]

BREWER

Karl W. Brewer

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The Small Cap Growth Fund invests primarily in a diversified portfolio of common stocks of small domestic growth companies that are expected to experience solid growth in earnings.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Small Cap Growth Fund posted a 25.07% gain on a total return basis (Class N Shares) for the six months ended June 30, 2003, significantly ahead of its primary benchmark, the Russell 2000(R) Growth Index, which increased 19.33% during the period, and the Russell 2000(R) Index, which rose 17.88%.

What were the most significant factors impacting Fund performance?

What a difference a quarter makes! In a dramatic turnaround from the first quarter's dour investor mood and weak stock market performance, the second quarter was characterized by a strong broad-based rally across all sectors.

This sudden reversal did not occur because of a significant improvement in company fundamentals or the economy. Market psychology and investor sentiment appeared to shift more positively once the war in Iraq "officially" ended. Also, with the Federal Funds Rate at its lowest level since 1958 and a massive stockpile of cash sitting in low interest money market accounts, it seems like the public is finally returning to the stock market.

The Russell 2000 experienced its third best quarter ever and its best quarterly showing since the first Gulf War ended in early 1991. As liquidity returned to the market and volatility declined, micro cap and low-priced stocks dominated performance. Companies with market capitalizations less than $180 million were up 47.2% during the second quarter and were up 30.1% for the first six months. Also, in the second quarter, stocks below $5 per share rose 64% while those above $20 rose only 15%.

Which sectors enhanced the Fund's return? What were among the best performing investments for the Fund?

As opposed to the first quarter, where every sector in the benchmark was down, all sectors were up in the second quarter, with Technology leading the way. The real story for the Fund was the second quarter performance of our micro cap stocks. Three of our top five performers in the quarter were stocks that started the quarter under $5 and eight of our top ten winners were stocks priced under $10. Many of these stocks were "out of favor" growth companies whose stocks were under severe price pressure. As business fundamentals began to show some improvement, investors and traders quickly jumped back on board.

One such example is a company called ValueClick, which was our most significant contributor to performance in the second quarter and first half. ValueClick, which was up over 100% in the second quarter, is an Internet media and advertising company that we have owned for some time, but is only now attracting the attention of Wall Street.

chinadotcom corporation was also a strong performer, up 158% in the second quarter. chinadotcom is an integrated enterprise solutions company headquarted in China. Through one of its majority-owned subsidiaries, chinadotcom has recently acquired one of the largest SMS (short messaging service) and mobile software application companies in China. We believe that chinadotcom should be a major beneficiary of the explosive growth of wireless service in Asia.

16   Semi-Annual Report                                           June 30, 2003

What were among the weakest performing investments for the Fund?

Overall, most of our holdings performed quite well in the first half, but notable exceptions include:

Daisytek, the worldwide leading distributor of computer and office supplies was our worst performer. As Daisytek continued to experience severe liquidity problems, the stock remained weak and we decided to sell our remaining position for a loss.

eUniverse, an Internet interactive entertainment network was another poor performer. Trading in the stock was halted pending a review of the company's historical financial results. While the last trade in eUniverse's stock was at $3.62, the Fund is pricing the stock at $1.00 until trading resumes.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The first half of 2003 will be remembered for a number of extremely important events having long-term implications including: the Iraq War, passage of the U.S. economic stimulus package, the Wall Street Global Research Settlement, the lowest interest rates in forty five years and a Fed Chairman more worried about deflation than inflation.

Given the strong year-to-date gains in most indices, it appears that the market is already discounting an improved economy and profit outlook even before the positive impact of recent stimulus is experienced. While we believe the worst of the downturn is behind us, the timing and magnitude of an economic recovery is still uncertain.

However, with an accommodative Fed policy, low interest rates and some early signs of an increase in capital spending, we remain optimistic about the prospects for the market and believe that the Fund is well positioned going forward. As small cap stocks typically do well coming out of a recession, we believe that we are still in the early innings of a small cap outperformance cycle. Although a "rising tide tends to lift all boats", we are looking for "speedboats" in our portfolio, growth companies that can control their own destiny, rather than "sailboat" companies waiting for a good economic tailwind.

As always, we will endeavor to invest in high quality growth companies with solid fundamentals at attractive valuations. We appreciate your investment in the Fund.

June 30, 2003                                           William Blair Funds  17

--------------------------------------------------------------------------------
Small Cap Growth Fund Class N Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              6/30/03 (a)      2002   2001    2000 1999(a)(b)
                              -----------  ------   -----  ------  ----------
 Small Cap Growth Fund.......       25.07% (17.25)% 25.99%  33.68%       1.90%
 Russell 2000(R) Growth Index       19.33  (30.26)  (9.23) (22.43)       5.22
 Russell 2000(R) Index.......       17.88  (20.48)   2.49   (3.02)       4.26

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.


                             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distribution

                                    [CHART]

                                               Russell
                                Small Cap      2000(R)       Russell
                                 Growth        Growth        2000(R)
                                  Fund          Index         Index
12/27/99                        $10,000        $10,000       $10,000
6/00                             14,900         10,700        10,700
12/00                            13,600          8,200        10,100
6/01                             16,300          8,200        10,800
12/01                            17,200          7,400        10,400
6/02                             16,400          6,100         9,900
12/02                            14,200          5,200         8,200
6/03                             17,800          6,200         9,700

IPOs made significant contributions to the performance of the Fund in the year 2000. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted performance and the Fund's current performance may be more or less than that shown.

Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000(R) Index.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

18   Semi-Annual Report                                           June 30, 2003

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

        ----------------------------------------------------   --------
        Shares                                                    Value
        ----------------------------------------------------   --------

        Common Stocks
        Consumer Discretionary--38.1%
          114,575   *4 Kids Entertainment, Inc................ $  2,131
           18,200   *Advisory Board Company...................      737
          101,450   *AFC Enterprises, Inc.....................    1,648
           74,625   *Alliance Gaming Corporation..............    1,411
            9,545   *Career Education Corporation.............      653
          143,575   *Chicago Pizza & Brewery, Inc.............    1,436
          308,025   *chinadotcom corporation+.................    2,587
          143,275   *Cross Country Healthcare, Inc............    1,890
           81,450   *Cumulus Media, Inc.......................    1,542
           49,150   *DeVry, Inc...............................    1,145
          525,750   *DigitalThink, Inc........................    1,656
           69,425   *Emmis Communications Corporation.........    1,593
          195,620   *eUniverse, Inc...........................      196
           80,375   *FirstService Corporation+................    1,246
           82,350   *FTI Consulting, Inc......................    2,056
           32,300   *Getty Images, Inc........................    1,334
           95,695   *Guitar Center, Inc.......................    2,775
           33,050   *Iron Mountain, Inc.......................    1,226
           71,050   *Kroll, Inc...............................    1,923
          237,600   *Labor Ready, Inc.........................    1,704
           48,740   Michaels Stores, Inc......................    1,855
          345,725   *Mikohn Gaming Corporation................    2,047
          106,685   *Monarch Casino & Resort, Inc.............      994
           75,175   *Multimedia Games, Inc....................    1,917
          151,775   *Navigant Consulting, Inc.................    1,799
           46,125   *Pre-Paid Legal Services..................    1,131
          196,540   *Princeton Review, Inc....................    1,160
           76,475   Ruby Tuesday, Inc.........................    1,891
          261,175   *Scientific Games Corporation, Class "A"..    2,455
          380,745   *SkillSoft plc - ADR......................    1,923
           82,850   Speedway Motorsports, Inc.................    2,220
           56,900   *StarTek, Inc.............................    1,496
           26,165   Strayer Education, Inc....................    2,079
           81,575   *Sylvan Learning Systems, Inc.............    1,863
          418,330   *ValueClick, Inc..........................    2,523
                                                               --------
                                                                 58,242
                                                               --------
        Health Care--14.2%
           48,835   *American Healthways, Inc.................    1,764
           81,575   *Atrix Laboratories, Inc..................    1,794
          210,525   *Axcan Pharma, Inc.+......................    2,642
          351,001   *CardioDynamics International Corporation.    1,197
          136,400   *Cell Genesys, Inc........................    1,178
           31,750   *Gen-Probe Incorporated...................    1,298
           65,325   *Integra LifeSciences Holdings Corporation    1,723
           59,280   *Kensey Nash Corporation..................    1,541
           37,400   *Stericycle, Inc..........................    1,439
           85,375   *Telik, Inc...............................    1,372
           61,275   *United Therapeutics Corporation..........    1,335
           74,215   *VistaCare, Inc., Class "A"...............    1,804
          691,625   *VitalWorks, Inc..........................    2,732
                                                               --------
                                                                 21,819
                                                               --------

----------
* Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security

        -----------------------------------------------------   --------
        Shares                                                     Value
        -----------------------------------------------------   --------

        Common Stocks--(continued)
        Financial Services--11.2%
           79,550   *Advent Software, Inc...................... $  1,345
           20,850   *Affiliated Managers Group, Inc............    1,271
          104,109   American Financial Realty Trust............    1,553
          108,355   *Corrections Corporation of America........    2,745
          117,760   *Credit Acceptance Corp....................    1,188
          101,100   *Euronet Worldwide, Inc....................    1,093
           88,300   Friedman, Billings, Ramsey Group, Inc......    1,183
           33,675   Global Payments, Inc.......................    1,195
          244,110   *iDine Rewards Network, Inc................    3,354
           74,700   Investors Financial Services Corporation...    2,167
                                                                --------
                                                                  17,094
                                                                --------
        Technology--9.5%
           65,375   *Cognizant Technology Solutions Corporation    1,593
           57,275   Harris Corporation.........................    1,721
           86,275   *Macrovision Corporation...................    1,719
          251,925   *Monolithic System Technology, Inc.........    2,282
          355,150   *New Focus, Inc............................    1,328
          259,442   *Nuance Communications, Inc................    1,401
           84,650   *OPNET Technologies, Inc...................    1,032
           58,150   *OSI Systems, Inc..........................      934
          116,165   *Semtech Corporation.......................    1,654
          131,700   *SupportSoft, Inc..........................      855
                                                                --------
                                                                  14,519
                                                                --------
        Energy--4.1%
           94,770   *Comstock Resources, Inc...................    1,296
          387,865   *Grey Wolf, Inc............................    1,567
           68,862   *National-Oilwell, Inc.....................    1,515
          143,250   *Ultra Petroleum Corporation...............    1,849
                                                                --------
                                                                   6,227
                                                                --------
        Materials and Processing--3.0%
           91,575   Airgas, Inc................................    1,534
          557,900   *Comfort Systems USA, Inc..................    1,467
          252,875   *Virbac Corporation........................    1,532
                                                                --------
                                                                   4,533
                                                                --------
        Utilities--2.0%
          199,445   *Intrado, Inc..............................    3,149
                                                                --------
        Producer Durables--1.6%
          324,155   *Crown Castle International Corporation....    2,519
                                                                --------
        Total Common Stock--83.7%
         (cost $104,795)......................................   128,102
                                                                --------

        Short-term Investments
        9,648,023   William Blair Ready Reserves Fund..........    9,648
                                                                --------
        Total Short-term Investments--6.3%
          (cost $9,648)........................................    9,648
                                                                --------
        Total Investments--90.0%
         (cost $114,443)......................................   137,750
        Cash and other assets, less liabilities--10.0%.........   15,253
                                                                --------
        Net assets--100.0%..................................... $153,003
                                                                ========

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  19

[PHOTO]

GREIG

W. George Greig
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The International Growth Fund invests in a diversified portfolio of common stocks of foreign companies of all sizes, seeking common stocks of companies that historically have had and are expected to maintain superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER

--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The International Growth Fund posted an 11.12% gain (Class N Shares) for the six months ended June 30, 2003, in line with the Fund's benchmark, the MSCI All Country World (Free) excluding US Index, which rose 11.10%.

What were the most significant factors impacting international markets during the period?

Global equity markets remained ill at ease during the first quarter while awaiting the beginning of military action in Iraq. While there was a recovery after the war began, it was still tentative by the end of the first quarter. During the second quarter, a fairly powerful postwar relief rally took global markets to their highest levels in a year.

As it became clear that the military operation in Iraq carried no visible risk for the economic cycle, markets began to look once again for signs of potential acceleration in growth. In particular, financial stocks resumed their leadership role in global markets, buoyed by the prospects of improving credit quality, a revival in capital market activity, and a booming bond market. Technology shares also outperformed on a worldwide basis, as signs of renewed growth in Information Technology investment combined with continued strength in consumer technology adoption and use.

Regionally, the recovery picture was affected by the continued strength in the euro and the lingering aftereffects of SARS. Both of these factors tended to strengthen European returns at the expense of Asian markets, while leaving emerging markets unaffected. Continental Europe, with a high cyclical and financial content in its indices, led global markets higher in the second quarter, with the MSCI Europe ex UK index up 25.1% for the quarter.

Which areas had the biggest effect on Fund performance?

Our performance analysis for the second quarter and first half of the year reveals some cross-currents in relative return factors. Negative influences included: 1) underweighting Europe, which is consistent with global growth patterns, but not with the circumstances of the early recovery rally; 2) a growth-focused strategy, which was clearly not timely in a quarter in which value indices massively outperformed; and 3) a higher than normal cash balance, which we maintained for some time during the quarter while evaluating the duration and severity of the SARS outbreak.

Offsetting these factors to some extent was positive stock selection in Japan and Asia, as well as in the Consumer and Health Care sectors.

What is your outlook for the Fund?

Several elements in the investment environment have changed in recent weeks: the SARS crisis is no longer paralyzing economic activity in affected areas, signs of strength are

20   Semi-Annual Report                                           June 30, 2003
building in the Japanese economy, and market interest rates have begun to rise. As corporate profits and other cyclical indicators continue to improve in the US, the conditions are falling into place to support a stronger growth picture around the world. Under these circumstances, we would expect an improved investment outlook in cyclical areas broadly, and particularly in Asia and emerging markets.

Depressants to Asian growth, including the Korean credit crunch, daiko henjo (a revision in the process by which the Japanese government allows companies to return the public portion of their pension funds), Kim Jong Il, and technology uncertainty--may all begin to fade in the second half of the year. Asia could resume its leading growth role in the global economy, as Asian consumption and foreign direct investment stimulate intra-regional trade, Western exports and commodity producers.

Although Japan had been a laggard in terms of global equity market performance during the second quarter, we expect its performance to improve in the second half of the year, as it begins to benefit from increased interest by foreign investors and its currency reverses ground. There are fairly strong signals of long-term public policy reforms in Japan and Germany. Even small improvements in the structural environment in these economies would have significant potential to enhance long-term returns on capital. In the meantime, the question for Japan is when household sector confidence will begin to rise.

Abundant global liquidity is traditionally a strong stimulus to emerging market growth. Emerging markets are leveraged to growth and liquidity through export performance, domestic credit demand, and international capital flows. Equity and bond market performance is more positively correlated than in developed markets. We believe emerging markets remain undervalued compared to the rest of the world, and we expect emerging markets to be the best performing geographic area in the months ahead.

June 30, 2003                                           William Blair Funds  21

--------------------------------------------------------------------------------
International Growth Fund Class N Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           6/30/03 (a)      2002     2001     2000   1999   1998
                           -----------  ------   ------   ------   -----  -----
International Growth Fund.       11.12% (15.18)% (13.66)%  (8.10)% 96.25% 11.46%
Morgan Stanley Capital -
 International (MSCI) All
 Country World Free
 Ex-U.S. Index............       11.10  (14.67)  (19.50)  (15.09)  30.91  14.46
Lipper International Index        9.18  (13.84)  (19.34)  (14.72)  37.83  12.66

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

              International        MSCI             Lipper
                Growth            AC WLD             Int'l
                 Fund          Ex-US Index          Index
1992           $10,000           $10,000           $10,000
1993            13,400            13,500            13,900
1994            13,400            14,400            13,800
1995            14,300            15,800            15,200
1996            15,800            16,900            17,400
1997            17,100            17,200            18,700
1998            19,100            19,700            21,000
1999            37,500            25,800            29,000
2000            34,400            21,900            24,700
2001            29,700            17,600            19,900
2002            25,200            15,000            17,200
6/03            28,000            16,700            18,700


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

22  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

       -------------------------------------------------------- --------
       Shares                                                      Value
       -------------------------------------------------------- --------

       Common Stocks--Europe--26.2%
       Austria--1.2%
          143,700 Erste Bank Der Oester (Banking).............. $ 12,723
                                                                --------
       France--7.1%
          268,300 April S.A. (Property and casualty
                   insurance)..................................    3,772
           53,400 *Bonduelle (Food products)...................    4,270
          185,200 *Business Objects S.A.(Software).............    4,138
          412,600 Christian Dior (Apparel and luxury goods)....   16,530
          113,700 Klepierre (Finance)..........................    5,625
          107,400 Rodriquez Group (Retail trade)...............    5,876
          223,400 Societe Generale (Banking)...................   14,189
          977,800 ST Microelectronics (Electronic
                   technology).................................   20,544
                                                                --------
                                                                  74,944
                                                                --------
       Germany--5.5%
          107,900 Altana AG (Pharmaceuticals)..................    6,766
          201,400 Deutsche Boerse AG (Diversified
                   financials).................................   10,690
          175,000 Medion AG (Commercial services)..............    7,623
           59,700 Puma AG (Consumer non-durables)..............    5,942
          166,000 SAP AG (Software)............................   19,616
          112,900 Stada Arzneimittel AG (Pharmaceuticals)......    7,197
                                                                --------
                                                                  57,834
                                                                --------
       Greece--1.5%
          703,600 Coca-Cola Hellenic Bottling S.A.
                   (Beverages).................................   11,641
          243,500 Folli Follie S.A. (Apparel and footwear
                   retailer)...................................    3,749
                                                                --------
                                                                  15,390
                                                                --------
       Ireland--1.9%
        1,050,600 Anglo Irish Bank plc (Finance)...............    9,284
          241,900 *Ryanair Holdings plc--ADR (Air transport)...   10,861
                                                                --------
                                                                  20,145
                                                                --------
       Italy--1.0%
          138,292 Industria Machine Automatiche SpA (Producer
                   manufacturing)..............................    1,538
          452,400 Merloni Elettrodemestici SpA (Electronics and
                   appliances).................................    6,743
          676,100 Saeco International (Household durables).....    2,412
                                                                --------
                                                                  10,693
                                                                --------
       Netherlands--0.5%
          191,800 Euronext (Finance)...........................    4,765
                                                                --------
       Spain--1.8%
          188,800 Banco Popular Espanol (Banking)..............    9,558
          203,600 Grupo Ferrovial S.A. (Industrial services)...    5,540
          275,800 Prosegur Compania De Seguridad S.A.
                   (Commercial services).......................    4,084
                                                                --------
                                                                  19,182
                                                                --------
       Sweden--1.4%
          259,200 Gunnebo AB (Producer manufacturing)..........    4,958
          415,400 Hennes & Mauritz (Retail trade)..............    9,556
                                                                --------
                                                                  14,514
                                                                --------

       -------------------------------------------------------- --------
       Shares                                                      Value
       -------------------------------------------------------- --------

       Common Stocks--Europe--26.2%--(continued)
       Switzerland--4.3%
          245,700 Adecco S.A.(Commercial services)............. $ 10,140
          172,300 *Logitech International S.A. (Electronic
                    technology)................................    6,474
          202,900 *Micronas Semiconductor (Electronic
                    technology)................................    4,097
          438,000 UBS AG (Banking).............................   24,409
                                                                --------
                                                                  45,120
                                                                --------

       Common Stocks--United Kingdom--21.6%
        1,001,100 3i Group plc (Venture capital)...............    9,349
          887,900 *Acambis (Biotechnology).....................    5,357
        5,672,700 BG Group plc (Industrial services)...........   25,176
        2,634,971 BHP Billiton plc (Aluminum mining)...........   13,893
        1,845,200 *British Sky Broadcasting Group (Media)......   20,480
          499,000 *Cambridge Antibody Technology (Health
                   technology).................................    4,330
        3,287,000 Capita Group plc (Commercial services).......   12,279
        1,079,600 Cattle's Holdings plc (Finance and leasing)..    5,791
          437,900 Enterprise Inns (Consumer services)..........    5,852
        1,866,100 HBOS plc (Finance)...........................   24,198
          921,900 Hit Entertainment (Movies and
                   entertainment)..............................    3,756
          612,400 MAN Group plc (Finance)......................   12,106
          755,800 Reckitt Benckiser plc (Household products)...   13,892
        1,355,900 Standard Chartered plc (Banking).............   16,495
        4,941,600 Tesco plc (Food retailer)....................   17,908
       15,969,800 Vodafone Group plc (Cellular telecom)........   31,280
          183,960 Willis Group Holdings, Ltd.--ADR (Insurance
                   brokers)....................................    5,657
                                                                --------
                                                                 227,799
                                                                --------

       Common Stocks--Canada--4.9%
          378,000 *Kingsway Financial Services (Finance).......    4,562
          216,500 *MacDonald Dettwiler & Associates (IT
                   Consulting).................................    3,739
          378,800 Manulife Financial Corp. (Life and health
                   insurance)..................................   10,678
          226,200 Petro-Canada (Energy minerals)...............    9,009
          419,000 *Research in Motion Ltd. (Wireless
                   telecommunication)..........................    9,025
          306,500 *Shoppers Drug Mart Corp. (Retail trade).....    5,882
          473,000 Suncor Energy, Inc. (Energy minerals)........    8,847
                                                                --------
                                                                  51,742
                                                                --------

       Common Stocks--Bahamas--1.1%
          328,200 Ace Limited+ (Property and casualty
                   insurer)....................................   11,254
                                                                --------

       Common Stocks--Japan--21.7%
          161,500 Askul Corporation (Retail trade).............    4,984
           99,000 Belluna Company, Ltd. (Catalogs and specialty
                   distribution)...............................    4,046
        1,010,000 Calsonic Kansei (Auto components)............    6,520
          343,100 Canon, Inc. (Office electronics).............   15,767
           47,100 Cawachi Limited (Retail trade)...............    3,005
          326,200 Fanuc, Ltd. (Machinery)......................   16,188
          216,000 Hoya Corporation (Electronic technology).....   14,898
           63,400 Kappa Create Co., Ltd. (Consumer non-
                   durables)...................................    3,120

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  23

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

        ------------------------------------------------------ --------
        Shares                                                    Value
        ------------------------------------------------------ --------

        Common Stocks--Japan--21.7%--(continued)
            96,860 Keyence Corporation (Electronic technology) $ 17,772
           250,600 Komeri Co., Ltd. (Retail trade)............    4,577
           116,600 Misumi Corp. (Trading companies and
                    distributors).............................    3,987
         2,251,600 Nissan Motor Company, Ltd. (Motor vehicles)   21,558
           542,400 Nitto Denko Corporation (Electronic
                    technology)...............................   17,778
         1,574,000 Nomura Securities Co. (Finance)............   20,006
           319,700 Oracle Corp. Japan (Software)..............   11,519
           674,500 Pioneer Corp. (Household durables).........   15,189
           103,460 Plenus Co., Ltd. (Consumer services).......    2,369
         1,543,200 Sharp Corp. (Electronics)..................   19,834
           130,500 SMC Corporation (Trucks, construction and
                    farm machinery)...........................   11,004
         2,998,000 Sumitomo Trust & Banking Co. (Finance).....   10,377
            81,300 USS Co., Ltd. (Commercial services)........    4,123
                                                               --------
                                                                228,621
                                                               --------

        Common Stocks--Emerging Asia--11.4%
        China--2.5%
        10,286,300 *Convenience Retail Asia (Retail trade)....    2,388
        14,338,000 *Denway Motors (Automobiles)...............    6,481
        15,476,000 Huaneng Power International Inc. (Electric
                    utilities)................................   17,662
                                                               --------
                                                                 26,531
                                                               --------
        India--2.7%
           174,082 BFL Software, Ltd. (Information
                    technology)...............................    2,351
           177,400 Dr. Reddy's Laboratories (Pharmaceuticals).    4,194
           692,800 HDFC Bank (Banking)........................    3,875
           620,100 Housing Development Finance Corp.
                    (Financial services)......................    5,480
           168,800 Infosys Technologies, Ltd. (Consulting and
                    software services)........................   11,903
            34,453 Wockhardt, Ltd. (Health technology)........      268
                                                               --------
                                                                 28,071
                                                               --------
        Indonesia--0.4%
         2,318,623 *Bank Mandiri (Banking)....................      190
         1,151,500 Unilever Indonesia Tbk (Household and
                    personal care)............................    3,724
                                                               --------
                                                                  3,914
                                                               --------
        South Korea--1.9%
            54,800 Pulmuone Co. (Food products)...............    3,001
            57,600 Samsung Electronics Co. (Semiconductors)...   17,097
                                                               --------
                                                                 20,098
                                                               --------
        Taiwan--3.5%
         1,892,000 Ambit Microsystems (Computers).............    5,849
        13,969,982 EVA Airways (Airlines).....................    5,005
         2,384,000 Hon Hai Precisions Industry (Computers)....    8,645
         3,143,000 Quanta Computer (Computer).................    6,493
         6,576,000 *Taiwan Semiconductor (Semiconductors).....   10,830
                                                               --------
                                                                 36,822
                                                               --------
        Thailand--0.4%
        16,996,000 Land & Houses (Household durables).........    3,835
                                                               --------

        ---------------------------------------------------- ----------
        Shares                                                    Value
        ---------------------------------------------------- ----------

        Common Stocks--Asia--4.6%
        Australia--2.1%
           716,700 Macquarie Bank, Ltd. (Financial services) $   13,854
         1,631,900 Toll Holdings, Ltd. (Trucking)...........      7,755
                                                             ----------
                                                                 21,609
                                                             ----------
        Hong Kong--1.5%
         7,905,000 Li & Fung (Distribution services)........     10,187
         3,570,600 Techtronic Industries (Consumer durables)      5,998
                                                             ----------
                                                                 16,185
                                                             ----------
        Singapore--1.0%
         3,029,000 Hyflux, Ltd. (Water utilities)...........      2,236
         6,365,000 Unisteel Technology, Ltd. (Electronic
                    components).............................      2,657
           645,800 Venture Corporation, Ltd. (Electronic
                    components).............................      5,905
                                                             ----------
                                                                 10,798
                                                             ----------

        Common Stocks--Latin America--2.7%
        Brazil--0.1%
           634,100 Confeccoes Guararapes S.A.--ON (Apparel
                    retailer)...............................      1,525
                                                             ----------
        Mexico--2.6%
        11,617,400 America Movil S.A. (Communications)......     10,884
         8,022,600 *Grupo Financiero BBVA Bancomer
                    (Finance)...............................      6,757
         3,630,400 Walmart de Mexico (Retail trade).........      9,753
                                                             ----------
                                                                 27,394
                                                             ----------

        Common Stocks--Emerging Europe, Mid-East,
         Africa--2.5%
        Egypt--0.3%
           447,094 Orascom Contructions Industry
                    (Construction)..........................      3,572
                                                             ----------
        Israel--1.1%
           196,700 Teva Pharmaceutical Inds.--ADR
                    (Pharmaceuticals).......................     11,198
                                                             ----------
        South Africa--0.9%
         2,637,900 *MTN Group Ltd. (Telecommunication
                    services)...............................      5,676
         8,218,400 Network Healthcare Holdings (Health
                    services)...............................      3,745
                                                             ----------
                                                                  9,421
                                                             ----------
        Turkey--0.2%
        73,717,800 Enka Insaat (Industrial conglomerates)...      2,529
                                                             ----------
        Total Common Stock--96.7%
         (cost $908,064)....................................  1,018,228
                                                             ----------

        Preferred Stock
        Brazil--1.6%
        47,854,000 Companhia De Bebidas Das Americas
                    (Beverages).............................      9,674
           556,260 Confeccoes Guararapes S.A.--PN (Apparel
                    retailer)...............................      1,357
           517,610 Geradau S.A. (Steel).....................      5,941
                                                             ----------
        Total Preferred Stock--1.6%
         (cost $14,293).....................................     16,972
                                                             ----------

                See accompanying Notes to Financial Statements.

24  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

           ----------------------------------------------  ----------
           Shares                                                Value
           ----------------------------------------------  ----------

           Warrants, Rights, and Other Issues
           Japan--0.0%
                9,100  Belluna Company, Ltd. (Catalogs and
                        specialty distribution)........... $       58
                                                           ----------
           Total Warrants, Rights, and Other Issues--0.0%
            (cost $9).....................................

           Short-Term Investments
           21,175,816  William Blair Ready Reserves Fund..     21,176
              473,000  American Express Demand Note, VRN
                        0.985% due 7/1/03.................        473
                                                           ----------
           Total Short-term Investments--2.1%
            (cost $21,649)................................     21,649
                                                           ----------
           Total Investments--100.4%
            (cost $944,015)...............................  1,056,907
           Liabilities, plus cash and other assets--(0.4)%     (4,006)
                                                           ----------
           Net assets--100.0%............................. $1,052,901
                                                           ==========

----------
* Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security
At June 30, 2003 the Fund's Portfolio of Investments includes the following industry categories:

          Financials...........................................  25.3%
          Consumer Discretionary...............................  21.7%
          Information Technology...............................  15.9%
          Industrials and Services.............................   9.9%
          Healthcare...........................................   9.7%
          Consumer Staples.....................................   7.3%
          Telecommunication Services...........................   3.2%
          Utilities............................................   3.2%
          Energy...............................................   2.0%
          Materials............................................   1.8%
                                                                ------
                                                                100.0%
                                                                ======

At June 30, 2003 the Fund's Portfolio of Investments includes the following currency categories:

          Japanese Yen.........................................  22.1%
          British Pound Sterling...............................  21.5%
          Euro.................................................  19.8%
          Canadian Dollar......................................   5.0%
          Swiss Franc..........................................   4.4%
          Hong Kong Dollar.....................................   4.1%
          United States Dollar.................................   3.8%
          Taiwan Dollar........................................   3.6%
          Indian Rupee.........................................   2.7%
          Mexico Nuevo Peso....................................   2.7%
          Australian Dollar....................................   2.1%
          South Korean Won.....................................   1.9%
          Brazilian Real.......................................   1.8%
          Swedish Krona........................................   1.4%
          Singapore Dollar.....................................   1.0%
          All other currencies.................................   2.1%
                                                                ------
                                                                100.0%
                                                                ======

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  25

[PHOTO]

MITCHEL

David Mitchell

[PHOTO]

PRICE

Capucine "Cappy" Price

--------------------------------------------------------------------------------
VALUE DISCOVERY FUND
--------------------------------------------------------------------------------

The Value Discovery Fund invests primarily in a diversified portfolio of equity securities of small companies believed to offer a long-term investment value.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Value Discovery Fund posted an 11.30% gain on a total return basis (Class N Shares) for the six months ended June 30, 2003. By comparison, the Fund's primary benchmark, the Russell 2000(R) Index, increased 17.88% and the Russell 2000(R) Value Index, rose 16.49%.

What were the most significant factors impacting Fund performance?

As our shareholders no doubt have heard us say before, the Fund seeks to identify undervalued companies with sound business fundamentals: "broken stocks not broken companies." The Fund's outstanding performance results in the second quarter provided an excellent validation of this investment approach.

Three of the Fund's weakest performers in the first quarter experienced a near complete reversal in the second quarter (Graftech International, Elizabeth Arden and LSI). In every case, the share prices of these stocks reflected the decidedly negative market sentiment surrounding each company--in spite of what we considered to be intact business fundamentals. While the first quarter was an especially tough one for the Fund--it was the third worst in our history--our patience was well rewarded in the second quarter.

What were among the best performing investments for the Fund?

Graftech International, the leading producer of graphite electrodes for the steel industry and one of the Fund's poorest performers in the first quarter, had come under pressure along with other steel stocks. The company also had been removed from the Standard & Poor's Small Cap Stock Index, and index fund managers subsequently sold the stock out of their portfolios. During the second quarter, however, Graftech's management did an excellent job of communicating news to investors and allaying fundamental concerns about the company. In addition, due to extremely tight conditions, with no new capacity in sight, the graphite electrode industry is one of the few, if any, fields exhibiting pricing power.

Elizabeth Arden, a manufacturer of prestige fragrances and related cosmetic products, was hurt during the first quarter by its perceived exposure to the slowdown in the travel industry as a result of the Iraq conflict and the SARS outbreak, as the company realizes some revenues from airport duty-free shops.
We viewed this situation as an aberration, and an excuse on the part of some investors to take the share price lower, regardless of whether the reasons were reality-based or not. As worries over the war's effect on the economy abated, and SARS became successfully contained, Elizabeth Arden's share price rebounded.

The performance of several of our Health Care holdings also is worth noting. Health Care was the strongest-performing sector for the Fund on a year-to-date basis at quarter end.

SOLA International, the second-largest manufacturer of eyeglass lenses in North America, experienced continued strong earnings momentum with its third consecutive positive

26  Semi-Annual Report                                            June 30, 2003

North American revenue quarter--following seven quarters of softness in this region. Alpharma was boosted by a significant change in its management team during the last nine months, as well as the company's ability to hit its earnings numbers, while SICOR, one of the top companies likely to be part of the emerging generic biotechnology drug industry, benefited from increased investor interest.

Other significant contributors to the Fund's performance during the second quarter included Navigant Consulting, a specialized, independent consulting firm, Ryder Systems, a transportation company, and LSI, the leading company in graphic imaging.

Were there any investments or areas that did not measure up to your expectations?

We would be hard pressed to identify specific sectors or issues that did not measure up, although our net cash position--at 4.2% at June 30, 2003, compared to 1.7% at the end of 2002--was higher than we would have otherwise preferred.

What is your outlook for the Fund?

Our outlook could be best described as cautious optimism.

Across all sectors we would characterize the economic outlook as promising, although the extent of the recovery has not been borne out. Many of the companies in the industries in which the Fund has invested--such as retailers, transportation, staffing and service companies--seemed poised for an upturn. The consumer continues to provide support to the economy and the outlook for technology spending by companies does not seem as dry as it has been in recent years.

As always, our work to find promising candidates for the Fund's portfolio of investments continues regardless of the strength--or lack thereof--in the economy. Overall we remain very secure with the companies we own in the Fund's portfolio and their inherent value.


June 30, 2003                                           William Blair Funds  27

--------------------------------------------------------------------------------
Value Discovery Fund Class N Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            6/30/03 (a)      2002   2001   2000   1999   1998
                            -----------  ------   -----  -----  -----  -----
Value Discovery Fund.......       11.30% (10.70)% 17.39% 18.85%  6.10%   .66%
Russell 2000(R) Index......       17.88  (20.48)   2.49  (3.02) 21.26  (2.55)
Russell 2000(R) Value Index       16.49  (11.43)  14.03  22.83  (1.49) (6.45)

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

                                 Value            Russell           Russell
                               Discovery          2000(R)           2000(R)
                                 Fund              Index             Value
12/96                           $10,000           $10,000           $10,000
6/97                             11,100            11,000            11,500
12/97                            13,300            12,200            13,200
6/98                             14,600            12,800            13,800
12/98                            13,400            11,900            12,300
6/99                             14,100            13,000            13,000
12/99                            14,300            14,500            12,100
6/00                             15,900            14,900            12,900
12/00                            16,900            14,000            14,900
6/01                             19,700            15,000            16,800
12/01                            19,900            14,400            17,000
6/02                             22,300            13,700            18,200
12/02                            17,800            11,400            15,100
6/03                             19,800            13,500            17,600


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

28  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)


          -------------------------------------------------- --------
          Shares                                                Value
          -------------------------------------------------- --------

          Common Stocks
          Financial Services--21.3%
             106,185 American Financial Realty Trust........ $  1,583
             181,905 AmerUs Group, Class "A"................    5,128
              64,900 Astoria Financial Corporation..........    1,813
              82,250 Bank of Hawaii Corporation.............    2,727
             285,500 Brandywine Realty Trust................    7,029
              49,771 City Bank (Lynnwood, WA)...............    1,347
              95,200 First Financial Holdings, Inc..........    2,574
             107,000 Hudson United Bancorp..................    3,654
              96,800 MONY Group, Inc........................    2,609
             316,070 Ryder System, Inc......................    8,098
              82,800 Seacoast Financial Services Corporation    1,639
              75,815 *Silicon Valley Bancshares.............    1,805
             142,445 *United Rentals, Inc...................    1,979
                                                             --------
                                                               41,985
                                                             --------
          Consumer Discretionary--17.3%
             174,200 Cadmus Communications Corporation......    1,549
             427,600 *Elizabeth Arden, Inc..................    5,631
              94,600 Ethan Allen Interiors Inc..............    3,326
             186,700 *Gadzooks, Inc.........................    1,060
             167,300 Hollinger International, Inc...........    1,802
             100,600 *Michaels Stores, Inc..................    3,829
             330,505 *Navigant Consulting, Inc..............    3,916
             312,600 *Prime Hospitality Corporation.........    2,097
             134,100 *Sharper Image Corporation.............    3,657
              88,700 *United Stationers, Inc................    3,208
             427,800 *Whitehall Jewellers, Inc..............    3,880
                                                             --------
                                                               33,955
                                                             --------
          Materials and Processing--13.2%
             128,800 Ferro Corporation......................    2,902
           1,162,700 *GrafTech International Ltd............    6,337
             181,700 *Jones Lang LaSalle, Inc...............    2,871
             369,150 LSI Industries, Inc....................    4,098
             117,870 *NCI Building Systems, Inc.............    1,968
             138,365 Spartech Corporation...................    2,935
             288,750 Watsco, Inc............................    4,782
                                                             --------
                                                               25,893
                                                             --------
          Health Care--9.6%
             168,800 Alpharma, Inc., Class "A"..............    3,646
             187,200 *First Health Group Corporation........    5,167
             233,630 *SICOR, Inc............................    4,752
             309,360 *SOLA International, Inc...............    5,383
                                                             --------
                                                               18,948
                                                             --------
          Producer Durables--7.6%
             304,000 *Artesyn Technologies, Inc.............    1,705
             127,600 Belden, Inc............................    2,028
             128,800 *Denison International, plc--ADR.......    2,479
             102,785 *Flowserve Corporation.................    2,022
              93,500 Pentair, Inc...........................    3,652
             162,200 Robbins & Myers, Inc...................    3,001
                                                             --------
                                                               14,887
                                                             --------

----------
* Non-income producing
ADR = American Depository Receipt

             ----------------------------------------------  --------
             Shares                                              Value
             ----------------------------------------------  --------

             Common Stocks--(continued)
             Technology--7.1%
                256,967   *Avnet, Inc....................... $  3,258
                205,340   *Borland Software Corporation.....    2,006
                195,095   *Checkpoint Systems, Inc..........    2,761
                201,410   *Overland Storage, Inc............    4,097
                112,800   *SPSS, Inc........................    1,888
                                                             --------
                                                               14,010
                                                             --------
             Autos and transportation--6.9%
                 78,225   BorgWarner, Inc...................    5,038
                 52,855   *Landstar System, Inc.............    3,322
                133,615   *SCS Transportation, Inc..........    1,688
                151,625   *Yellow Corporation...............    3,510
                                                             --------
                                                               13,558
                                                             --------
             Energy--5.2%
                116,695   *Forest Oil Corporation...........    2,931
                661,400   *Newpark Resources, Inc...........    3,624
                326,700   *Veritas DGC, Inc.................    3,757
                                                             --------
                                                               10,312
                                                             --------
             Consumer Staples--4.6%
                103,950   *Dean Foods Company...............    3,274
                434,500   *Del Monte Foods Company..........    3,841
                 75,000   *Robert Mondavi Corp., Class "A"..    1,898
                                                             --------
                                                                9,013
                                                             --------
             Utilities--3.0%
                239,500   Atmos Energy Corporation..........    5,940
                                                             --------
             Total Common Stock--95.8%
              (cost $164,982)...............................  188,501
                                                             --------

             Short-Term Investments
             10,195,358   William Blair Ready Reserves Fund.   10,195
                                                             --------
             Total Short-term Investments--5.2%
              (cost $10,195)................................   10,195
                                                             --------
             Total Investments--101.0%
              (cost $175,177)...............................  198,696
             Liabilities, plus cash and other assets--(1.0)%   (1,920)
                                                             --------
             Net assets--100.0%............................. $196,776
                                                             ========

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  29

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

Chris Vincent

Christopher T. Vincent

--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------

The Income Fund invests primarily in a diversified portfolio of intermediate-term income producing securities, including government securities, U.S. dollar-denominated corporate bonds and notes, collateralized obligations and money market instruments that are rated in one of the top three categories.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Income Fund posted a 2.99% gain on a total return basis (Class N Shares) for the six months ended June 30, 2003. By comparison, the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, increased 4.27%, while the Fund's peer group, the Morningstar Short-term Bond Category, rose 2.13%.

What were the most significant factors impacting Fund performance?

The most significant factor impacting Fund performance was the 0.25% to 0.30% decline in interest rates across the yield curve over the course of the second quarter. This decrease in interest rates was validated by the Federal Reserve's 0.25% reduction in the federal funds rate on June 25. The reduction in interest rates helped boost the price of non-callable, structured securities.

Also having a pronounced positive impact on the Fund was the strong performance of the Corporate bond market, which capped an eight-month rally in bond prices and undoubtedly the best performance in the history of the market. Corporate bonds were the top-performing asset class within the high-grade fixed income market. Within the Corporate bond sector the rally was led by lower quality issues, whose interest rate spreads over U.S. Treasury securities had widened the most over the last year, reflecting the premium investors were demanding for this type of debt in an uncertain economic environment. As the prospects for the economy improved, this premium narrowed and prices on lower quality issues soared.

The Fund's Asset-backed and Mortgage-backed issues performed well, but not to the degree that Corporate bonds did. In a market where investors were desperate for higher yields, they were unable to obtain them through the Mortgage-backed sector, largely because of the increase in prepayments. Corporate bonds, in turn, have been the beneficiaries of this market environment, offering higher absolute yields, and securities that are non-callable. This very strong trend is likely to prevail in the coming months as mortgages continue to be refinanced.

Which investment strategies enhanced the Fund's return?
Were there any investment strategies that produced the best results?

During the second quarter we continued to increase our commitment to Corporate bonds, with our weighting in the sector increasing by 3%, ending the quarter at 30%.

The Fund also benefited from its overweighting in the Mortgage-backed and Asset-backed sectors versus Treasury securities, when compared to the benchmark Lehman Index. Although the Mortgage-backed market was literally decimated by the heavy ongoing prepayment wave of bonds being called away through mortgage refinancings, our research within this sector has enabled us to own securities which have prepaid considerably slower than the market. In fact, we estimated that our Mortgage-backed issues prepaid at a rate that was approximately half the speed of the overall Mortgage-backed security universe.

30  Semi-Annual Report                                            June 30, 2003

What were among the best performing sectors for the Fund?

In both the first and second quarters, Cable, Media and Telecommunications companies were among the best-performing sectors for Fund. Many of these companies have reduced debt and repaired their balance sheets following the difficult years of 2001 and 2002, and the perception in the marketplace is that these companies now offer greater stability and value to investors.

Among individual Corporate bond issues, Comcast, Cox, Boeing and HSBC were all standout performers for the Fund.

What were among the weakest performing sectors for the Fund?

Within our Mortgage-backed holdings, some of our issues prepaid faster than we had hoped, which was disappointing, albeit not completely unexpected, given the market environment.

Reflecting the very competitive environment in the automotive industry and Auto Finance sector, our Daimler Chrysler and GMAC bonds also did not perform as well as we would have liked, although the issues still produced positive excess returns.

Some Asset-backed manufactured housing issues that the Fund owns continued to remain under pressure, reflecting weakness in that sector that resulted from concern about companies involved in the sub-prime lending business. We have, however, seen improvement in prices of these issues.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Our outlook remains cautiously optimistic. We believe interest rates will have a neutral to slightly higher bias as the year progresses, but we do not think the Federal Reserve Board will move to raise interest rates any time soon. In fact, we believe that the Federal Reserve may allow faster-than-trend economic growth, to ensure that the economy remains on solid footing and the threat of deflation dissipates. In other words, while the bond market may from time to time reflect concern that economic activity has begun to gather steam, other factors--such as the stubbornly high unemployment rate--may preclude the Federal Reserve from making any attempts to raise rates.

Our positioning of the portfolio continues to be conservative and somewhat defensive--in the expectation rates may gradually move higher--but we do not expect that to happen in the next quarter. Consequently, our strategy is to maintain the Fund's attractive level of current income while maintaining a guarded stance with respect to the outlook for interest rates.

We continue to favor the Corporate bond sector of the market, but will be wary of what is historically a difficult period for equities and Corporate Bonds--the third quarter. Nonetheless, the yield advantage and relatively tight supply of issues within this sector of the market leads us to believe that yield spreads will remain stable over the balance of the year.

June 30, 2003                                           William Blair Funds  31

--------------------------------------------------------------------------------
Income Fund Class N Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 6/30/03 (a)   2002  2001   2000 1999   1998
                                 -----------  ----  ----  -----  ----  ----
   Income Fund..................        2.99% 7.91% 7.18%  9.99%  .34% 7.07%
   Lehman Intermediate
    Government/Credit Bond Index        4.27  9.84  8.96  10.12   .39  8.44

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

                Income       Lehman Intermediate
                 Fund         Gov/Credit Index
1992            $10,000          $10,000
1993             10,800           10,900
1994             10,700           10,700
1995             12,200           12,300
1996             12,600           12,800
1997             13,600           13,800
1998             14,600           15,000
1999             14,600           15,000
2000             16,100           16,600
2001             17,300           18,000
2002             18,600           19,800
6/03             19,200           20,700


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all investments in the Fund performed as well, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

32  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all amounts in thousands) (unaudited)


         Principal
         Amount                                                   Value
         ----------------------------------------------------  --------

         U.S. Government and U.S. Government Agency
          Guaranteed Obligations--43.7%
         U.S. Treasury--5.4%
         $  3,000  U.S. Treasury Note, 6.000%, due 8/15/09.... $  3,539
            8,075  U.S. Treasury Note, 6.500%, due 2/15/10....    9,796
         --------                                              --------
           11,075  Total U.S. Treasury Obligations............   13,335
         --------                                              --------

         U.S. Government Guaranteed Obligations--1.0%
         Veterans Administration--0.9%
            2,251  Vendee Mortgage Trust, 96-3 2J, 7.750%, due
         --------   6/15/05...................................    2,308
                                                               --------
         Small Business Administration--0.1%
               --  Receipt for Multiple Originator Fees, #3,
                   0.814%, due 11/01/08 (Interest Only) WAC...       66
              231  Loan #100023, 9.375%, due 11/25/14.........      257
         --------                                              --------
              231  Total Small Business Administration
         --------   Obligations...............................      323
                                                               --------

         U.S. Government Agency Guaranteed
          Obligations--37.3%
         Federal Home Loan Mortgage Corp. (FHLMC)--24.2%
            2,159  #G10067, 7.000%, due 1/1/08................    2,280
              684  #G10147, 8.500%, due 2/1/08................      740
            3,112  #1612, Tranche SE, 8.100%, due 11/15/08,
                    VRN.......................................    3,303
            1,762  #G90028, 7.000%, due 5/15/09...............    1,886
            1,981  #G90019, 7.500%, due 12/17/09..............    2,127
            5,500  7.000%, due 3/15/10........................    6,742
            1,646  #E65418, 7.000%, due 8/1/10................    1,738
            1,847  #G10457, 7.000%, due 2/1/11................    1,964
            1,586  #E00436, 7.000%, due 6/1/11................    1,686
            4,432  #E90630, 6.000%, due 7/1/12................    4,621
            1,195  #G10708, 6.500%, due 8/1/12................    1,258
              623  #G11218, 7.000%, due 10/1/12...............      662
            3,710  #E96147, 5.000%, due 5/1/13................    3,880
            3,167  #E72924, 7.000%, due 10/1/13...............    3,366
            3,854  #E00639, 5.000%, due 3/1/14................    4,012
            1,293  #E81908, 8.500%, due 12/1/15...............    1,406
            3,251  #G90022, 8.000%, due 9/17/16...............    3,556
            3,543  #E90398, 7.000%, due 5/1/17................    3,763
            4,168  #G90027, 6.000%, due 11/17/17..............    4,396
              750  #C67537, 9.500%, due 8/1/21................      833
            1,811  #1578, Tranche H, 6.650%, due 7/15/22......    1,828
            3,241  #G21, Tranche J, 6.250%, due 8/25/22.......    3,321
         --------                                              --------
           55,315  Total FHLMC Mortgage Obligations...........   59,368
         --------                                              --------

                                                        NRSRO
         Principal                                     Rating
         Amount                                   (unaudited)    Value
         ---------------------------------------- ----------- --------

         Federal National Mortgage Association
          (FNMA)--13.1%
         $  2,390 #545560, 8.000%, due 5/1/07....             $  2,549
              800 #1993-221, Tranche SG, 12.992%,
                   due 12/25/08, VRN.............                  919
            2,205 #695512, 8.000%, due 9/1/10....                2,369
            1,972 #313816, 6.000%, due 4/1/11....                2,066
              859 #577393, 10.000%, due 6/1/11...                  969
            4,487 #254705, 5.500%, due 3/1/13....                4,700
            1,876 #254788, 6.500%, due 4/1/13....                1,985
            1,991 #577395, 10.000%, due 8/1/11...                2,256
            1,120 #593561, 9.500%, due 8/1/14....                1,245
            3,809 #567027, 7.000%, due 9/1/14....                4,053
            2,369 #598453, 7.000%, due 6/1/15....                2,523
            2,740 #1996-14, Tranche B, 3.801%,
                   due 4/25/23...................                2,753
               11 #1993-19, Tranche SH, 11.233%,
                   due 4/25/23, VRN..............                   15
            1,993 #254797, 5.000%, due 6/1/23....                2,033
               18 #1994-72, Tranche SA, 9.750%,
                   due 4/25/24, VRN..............                   19
            1,550 TBA, 6.500%, due 11/1/32.......                1,639
         --------                                             --------
           30,190 Total FNMA Mortgage
         --------  Obligations...................               32,093
                                                              --------
           99,062 Total U.S. Government and
         --------  U.S. Government Agency                      107,427
                   Guaranteed Obligations........             --------

         Collateralized Mortgage Obligations--24.8%
              336 Prudential Home Mortgage
                   Securities, 1992-13, Tranche
                   B-2, 7.500%, due 6/25/07......      A           337
            2,500 Security National Mortgage Loan
                   Trust, 2002-2A, Tranche M2,
                   6.460%, due 8/25/08...........     A+         2,571
            2,136 Countrywide Alternative Loan
                   Trust, 2003-11T1, Tranche M,
                   4.750% due 7/25/18............     AA         2,168
            3,181 Cityscape Home Equity Loan
                   Trust, 1997-4, Tranche M2,
                   7.710%, due 10/25/18..........      A         3,296
            2,960 Security National Mortgage Loan
                   Trust, 2001-2A, Tranche B,
                   8.100%, due 10/25/20..........     BBB        3,056
            3,172 Countrywide, 2001-HLV1,
                   Tranche B1 9.385%, due
                   5/10/22.......................    BBB         3,380
            1,502 First Plus, 1998-3, Tranche A7,
                   6.950%, due 10/10/22..........    Aaa         1,544
            2,229 First Plus, 1997-4, Tranche M2,
                   7.330%, due 9/11/23...........      A         2,298
            1,750 First Plus, 1997-4, Tranche A8,
                   7.310%, due 9/11/23...........    AAA         1,803
            1,317 First Plus, 1998-2 Tranche M2,
                   7.510%, due 5/10/24...........     A2         1,367
              373 First Plus, 1998-3 Tranche M2,
                   7.420%, due 5/10/24...........     A2           390
            2,187 Security National Mortgage Loan
                   Trust, 2000-2, Tranche B,
                   9.510%, due 9/25/24...........     A2         2,344


                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  33

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all amounts in thousands) (unaudited)


                                                         NRSRO
       Principal                                        Rating
       Amount                                      (unaudited)     Value
       ------------------------------------------- ----------- ---------

       Collateralized Mortgage Obligations--(continued)
       $    630 Security National Mortgage Loan
                 Trust, 2001-2A, Tranche M,
                 8.100%, due 11/25/24.............       A     $     661
          2,466 Security National Mortgage Loan
                 Trust, 2000-1, Tranche B,
                 9.250%, due 2/25/25..............      A2         2,547
          2,345 CIT Group Home Equity Loan Trust,
                 98-1 M2, 6.720%, due 9/15/27.....      A-         2,449
          2,100 GMAC Mortgage Corporation Loan
                 Trust, 2000-CL1, Tranche M,
                 8.720%, due 6/25/26..............       A         2,222
          3,103 Structured Asset Securities
                 Corporation, 1997-4, Tranche B2,
                 6.986%, due 12/25/27.............     AA+         3,135
          4,425 Green Tree Home Improvement
                 Loan Trust, 1998-E, Tranche
                 HEM2, 7.270%, due 6/15/28........      A2         4,610
            986 Security National Mortgage Loan
                 Trust, 2001-1, Tranche B,
                 8.070%, due 11/25/28.............       A         1,036
          3,915 Delta Funding Home Equity Loan
                 Trust, 2000-2, Tranche A6F,
                 7.970%, due 8/15/30..............     AAA         4,135
          4,500 Green Tree Financial Corporation,
                 1999-5, Tranche A4, 7.330%,
                 due 4/1/31.......................      AA         4,613
          2,000 Countrywide, 2000-2, Tranche MF2,
                 9.000%, due 6/25/31..............       A         2,142
          3,423 GRP Real Estate Asset Trust,
                 2003-1, Tranche A, 5.970%, due
                 11/25/32.........................       A         3,418
          5,886 Merit Securities Corp., Series 13,
       --------
                 Tranche M2, 7.880%,
                 due 12/28/33.....................      A2         5,460

                                                               ---------
         59,422 Total Collateralized Mortgage
       --------
                 Obligations......................                60,982

                                                               ---------

       Corporate Obligations--29.9%
          2,000 Abbott Laboratories 5.625%,
                 due 7/1/06.......................      AA         2,214
          3,325 Block Financial Corporation,
                 8.500%, due 4/15/07..............    BBB+         3,930
          2,000 AT&T Wireless Services, Inc.,
                 7.500%, due 5/1/07...............     BBB         2,305
          2,000 Mellon Bank NA, 7.375%,
                 due 5/15/07......................       A         2,347
          2,775 Applied Materials, Inc., 6.750%,
                 due 10/15/07.....................      A-         3,152
          2,200 CIT Group Inc., 5.500%,
                 due 11/30/07.....................       A         2,380
          2,550 DaimlerChrysler, NA Holdings,
                 4.750%, due 1/15/08..............      A3         2,616
          2,200 Lehman Brothers Holdings 4.000%,
                 due 1/22/08......................       A         2,293

----------
WAC = Weighted Average Coupon
VRN = Variable Rate Note
NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody's or Fitch

                                                           NRSRO
       Principal                                          Rating
       Amount                                        (unaudited)    Value
       --------------------------------------------- ----------- --------

       Corporate Obligations--(continued)
       $   1,650 Target Corporation, 3.375%,
                  due 3/1/08........................      A+     $  1,690
           2,350 Wells Fargo Company, 3.500%,
                  due 4/4/08........................      A+        2,424
           2,225 Cardinal Health, Inc., 6.250%,
                  due 7/15/08.......................       A        2,565
           3,475 ConocoPhillips, Inc. 8.750%, due
                  5/25/10...........................      A-        4,523
           2,300 Household Finance Corporation,
                  8.000%, due 7/15/10...............       A        2,853
           2,399 Boeing Capital Corporation, 7.375%,
                  due 9/27/10.......................       A        2,843
           2,500 Citigroup, Inc., 7.250%, due
                  10/1/10...........................      A+        3,029
           2,125 Comcast Cable Communications
                  Corp., 6.750%, due 1/30/11........     BBB        2,439
           3,200 Morgan Stanley, 6.750%, due
                  4/15/11...........................      A+        3,743
           4,000 General Motors Acceptance
                  Corporation, 6.875%, due
                  9/15/11...........................     BBB        4,013
           2,000 Ford Motor Credit Co., Inc. 7.250%,
                  due 10/25/11......................     BBB        2,056
           2,850 National Rural Utility Cooperative,
                  7.250%, due 3/1/12................       A        3,413
           2,425 GE Capital Corporation, 6.000%,
                  due 6/15/12.......................     AAA        2,737
           2,500 SLM Corporation, 5.125%,
                  due 8/27/12.......................       A        2,656
           2,550 Verizon Global Funding
                  Corporation, 7.375%, due
                  9/1/12............................      A+        3,110
           2,300 Cox Communications Inc., 7.125%,
                  due 10/1/12.......................     BBB        2,747
           3,200 IBM Corporation, 4.750%,
                  due 11/29/12......................      A+        3,363
           1,900 Ohio Power Company, 5.500%,
       ---------
                  due 2/15/13.......................       A        2,042

                                                                 --------
          64,999 Total Corporate Obligations........               73,483
       ---------                                                 --------
        _223,483 Total Long Term Investments--98.5%
                   (Cost $233,426)..................              241,892
                                                                 --------

       Short-Term Investments--1.2%
           1,567 American Express Corporation,
                  VRN 0.985%, due 7/1/02............      A+        1,567
           1,500 Sears, Roebuck Corporation 1.261%,
       ---------  due 7/30/03.......................       A        1,500
                                                                 --------
           3,067 Total Short-Term Investments
       ---------
                   (Cost $3,067)....................                3,067

                                                                 --------
       $ 226,550 Total Investments--99.7%
       =========
                   (Cost $236,493)..................              244,959
                 Cash and other assets, less
                  liabilities--0.3%.................                  614

                                                                 --------
                 Net Assets--100.0%.................             $245,573

                                                                 ========


                See accompanying Notes to Financial Statements.

34  Semi-Annual Report                                            June 30, 2003

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

Chris Vincent

Christopher T. Vincent

--------------------------------------------------------------------------------
READY RESERVES FUND
--------------------------------------------------------------------------------

The Ready Reserves Fund invests primarily in short-term U.S. dollar-denominated domestic money market instruments, which include securities issued by domestic companies; the U.S. Government, its agencies and instrumentalities; and U.S. banks. The Fund invests exclusively in securities that are high-quality, which means they are rated in the top 2 categories.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

Anticipation of what the Federal Reserve would do to keep the nascent economic recovery on track was the focal point for the money markets in the first half of 2003.

In an attempt to provide insurance for the economic recovery underway, on June 25 the Federal Reserve cut the key federal funds interest rate--the interest banks charge each other on overnight loans--by one quarter of a percentage point. The move by the Fed brought the federal funds rate to 1.0%, the lowest level in 45 years. It was the Fed's first rate reduction since November, 2002, and the 13/th/ rate reduction since January, 2001.

While Alan Greenspan and other Fed Governors say the chance of deflation is remote, the Federal Reserve raised the possibility of deflation--and its potential to derail the economy--at the Fed's May meeting. The June rate reduction was seen by Fed watchers as a further effort to ward off that threat. We also believe that there was so much anticipation for a rate cut built into the market, that the Federal Reserve was not about to disappoint investors.

Although we may have seen the last of the Fed rate cuts, we continue to think that the Federal Reserve will not move to raise rates anytime soon. Until the struggling economy is on solid ground and the unemployment picture improves, we believe the Fed will stand on the sidelines.

We will continue our strategy of using commercial paper in the short end of the market, barbelled with fixed-rate obligations with slightly longer maturities, and also intend to emphasize floating-rate obligations, which price off of LIBOR. (LIBOR is the London Interbank Offered Rate, which is the rate the most creditworthy international banks dealing in Eurodollars--U.S. currency held in banks outside of the U.S.--charge each other for large loans.)

At June 30, the Fund's average maturity was 60 days, compared to 56 days at the end of March, and little changed from 58 days at the end of last year.

The return for the six months ended June 30, 2003 of the Fund's Class N Shares was 0.39%, compared to the 0.29% return of the Fund's benchmark, the AAA-Rated Money Market Funds Average. Total assets, which have declined as investors have moved more of their money into the stock market, were $1.18 billion at June 30, 2003, compared to $1.36 billion at March 31, 2003, and $1.32 billion at the end of 2002.

June 30, 2003                                           William Blair Funds  35

--------------------------------------------------------------
Performance Highlights

--------------------------------------------------------------

The Fund's 7 day yield on June 30, 2003 was 0.66%.

                            Average Annual Total Returns--Class N Shares period ending June 30, 2003.

                       ------------------------------
                           1 Year  5 Years   10 Years
                       ---------  --------  ---------
Ready Reserves Fund...      0.39%     3.66%      4.09%
AAA Rated Money Market
 Funds................      0.29%     3.55%      4.06%

Past Performance does not guarantee future results. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Markets Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial Data.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all fixed-income securities in the Fund performed as well, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.




36  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Ready Reserves Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all amounts in thousands) (unaudited)

        ----------------------------------------------------- ----------
        Principal                                              Amortized
        Amount                                                      Cost
        ----------------------------------------------------- ----------

        U.S. Government Agency Guaranteed Obligations--1.3%
        $    5,000 Federal Home Loan Bank, 1.400%,
                    5/10/04.................................. $    5,000
            10,188 FNMA #73658, 6.875%, 9/1/03...............     10,178
        ----------                                            ----------
            15,188 Total U.S. Government Agency Guaranteed
        ----------
                    Obligations..............................     15,178

                                                              ----------

        Fixed Rate Notes--35.1%
            13,298 Abbott Laboratories, 5.125%, 7/1/04.......     13,284
             2,063 AIG Sun America, 6.630%, 1/14/04..........      2,060
            27,672 American General Finance Corporation,
                    5.750%-6.080%, 11/1/03-1/20/04...........     27,144
             7,106 Anheuser Busch Companies, Inc., 6.750%,
                    8/1/03...................................      6,874
            32,295 Associates Corporation, 5.750%-6.875%,
                    8/1/03-4/20/04...........................     31,654
             1,580 BellSouth Telecommunications, 6.375%,
                    6/15/04..................................      1,571
            14,806 Cardinal Health, Inc., 6.500%, 2/15/04....     14,637
            26,340 Caterpillar Financial Services, 1.379%-
                    7.700%, 7/7/03-3/1/04....................     26,189
             9,609 Citicorp, 7.125%, 3/15/04.................      9,496
             4,031 Coca-Cola Company, 6.000%, 7/15/03........      4,007
             6,514 Colgate-Palmolive, 5.270%-6.000%,
                    8/15/03-12/1/03..........................      6,365
             1,365 GE Capital Corporation, 6.810%,
                    11/3/03..................................      1,323
            28,501 IBM Corporation, 1.190%, 9/8/03...........     28,500
            15,322 IBM Credit Corporation, 5.100%-5.625%,
                    9/22/03-4/12/04..........................     15,079
            10,518 Marsh & McLennan Corporation, 6.625%,
                    6/15/04..................................     10,507
            51,038 National Rural Utility Cooperative Finance
                    Corporation, 1.310%-6.000%, 7/17/03-
                    1/15/04..................................     50,960
             7,968 Paccar Financial Corporation, 1.138%-
                    7.380%, 7/15/03-9/17/03..................      7,954
            15,583 Procter & Gamble Corporation, 5.250%-
                    8.000%, 9/15/03-11/15/03.................     15,197
            28,036 SBC Communications, Inc., 5.780%-
                    6.660%, 8/26/03-2/1/04...................     27,350
            12,653 Unilever Capital Corporation, 6.750%,
                    11/1/03..................................     12,245
            14,155 U.S. Bancorp, 6.000%-6.500%, 5/15/04-
                    6/15/04..................................     14,066
            15,015 USA Education Corporation, 1.400%,
                    7/25/03..................................     15,001
            19,648 Verizon Communications, 6.000%,
                    1/15/04..................................     19,290
             1,621 Verizon California, 6.750%, 3/15/04.......      1,609
             8,544 Verizon New Jersey, 5.875%, 2/1/04........      8,407
            23,387 Verizon New York, 5.625%-6.250%,
                    9/1/03-2/15/04...........................     22,978
             9,762 Wal-Mart Stores, Inc., 3.325%-4.375%,
                    8/1/03-9/29/03...........................      9,621
            11,719 Wyeth, Inc., 5.875%, 3/15/04..............     11,601
        ----------                                            ----------
           420,149 Total Fixed Rate Notes....................    414,969
        ----------                                            ----------

       ------------------------------------------------------- ----------
       Principal                                                Amortized
       Amount                                                        Cost
       ------------------------------------------------------- ----------

       Variable Rate Notes--13.9%
       $     4,052 American Express Credit Corporation,
                    1.319%, 7/10/03........................... $    4,051
            31,185 American General Finance Corporation,
                    1.460%-1.506%, 7/1/03-7/11/03.............     31,164
            32,805 Caterpillar Financial Services, 1.428%-
                    1.460%, 7/8/03-9/4/03.....................     32,796
            14,727 Coca-Cola Enterprises, 1.570%, 7/28/03.....     14,717
            26,038 General Electric Capital Corporation,
                    1.330%-1.399%, 7/1/03-8/20/03.............     26,024
             6,002 National Rural Utility Cooperative Finance
                    Corporation, 1.540%, 8/7/03...............      6,001
            35,033 Paccar Financial Corporation, 1.138%-
                    1.370%, 7/21/03-8/15/03...................     35,017
            10,032 Prudential Funding Corporation, 1.520%,
                    7/14/03...................................     10,027
             4,010 USA Education Corporation, 1.520%,
       -----------
                    7/25/03...................................      4,005

                                                               ----------
           163,884 Total Variable Rate Notes..................    163,802
       -----------                                             ----------

       Asset Backed Commercial Paper--37.8%
            27,000 Blue Ridge Asset Funding, 1.250%-1.260%,
                    7/7/03-7/8/03.............................     26,994
            15,850 Ciesco L.P., 1.250%, 7/3/03-7/8/03.........     15,848
            37,000 Corporate Asset Funding, 1.020%-1.240%,
                    7/2/03-7/28/03............................     36,981
            20,000 CXC, LLC, 0.980%-1.050%, 7/15/03-
                    8/7/03....................................     19,986
            20,593 Delaware Funding, 1.050%-1.200%,
                    7/16/03-7/18/03...........................     20,583
            20,167 Daimler Chrysler Revolving Auto, 1.180%-
                    1.240%, 7/1/03-7/18/03....................     20,164
            50,000 FCAR Owner Trust, 1.000%-1.240%,
                    7/9/03-7/23/03............................     49,973
            55,000 Jupiter Securitization Corporation, 1.040%-
                    1.260%, 7/1/03-7/21/03....................     54,988
            55,000 NCAT Asset Trust, 1.100%-1.240%,
                    7/11/03-7/15/03...........................     54,980
            41,185 Old Line Funding, 1.050%-1.230%, 7/3/03-
                    7/16/03...................................     41,174
            50,000 Preferred Receivables Funding, 0.960%-
                    1.220%, 7/9/03-7/30/03....................     49,974
            54,451 Thunder Bay Funding, 0.990%-1.250%,
       -----------
                    7/3/03-8/4/03.............................     54,421

                                                               ----------
           446,246 Total Asset Backed Commercial Paper........    446,066
       -----------                                             ----------

       Commercial Paper--12.0%
       Insurance--4.3%
            50,950 Mass Mutual Funding, 1.050%-1.240%,
       -----------
                    7/10/03-7/29/03...........................     50,914

                                                               ----------
       Industrials--Capital Goods--4.7%
            25,000 General Electric Capital Services
                    Corporation, 1.000%-1.080%, 7/22/03-
                    7/31/03...................................     24,982
            30,000 General Electric Company, 1.050%-
       -----------
                    1.240%, 7/10/03-7/24/03...................     29,985

                                                               ----------
            55,000                                                 54,967
       -----------                                             ----------

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  37

--------------------------------------------------------------------------------
Ready Reserves Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all amounts in thousands) (unaudited)

        ----------------------------------------------------- ----------
        Principal                                              Amortized
        Amount                                                      Cost
        ----------------------------------------------------- ----------

        Commercial Paper--(continued)
        Technology--Hardware & Equipment--1.3%
        $   15,000 IBM Corporation, 1.080%, 7/2/03........... $   14,999
        ----------                                            ----------
        Pharmaceuticals & Biotechnology--0.8%
            10,000 Bristol-Myers Squibb, 1.240%, 7/18/03.....      9,994
        ----------                                            ----------
        Utilities--0.6%
             7,000 National Rural Utility Cooperative Finance
        ----------
                    Corporation, 1.150%, 7/18/03.............      6,996

                                                              ----------
        Food/Beverage & Tobacco--0.3%
             4,200 Brown-Forman Corporation, 1.260%,
        ----------
                    7/11/03..................................      4,199

                                                              ----------
           142,150 Total Commercial Paper....................    142,069
        ----------                                            ----------

----------
VRN= Variable Rate Note

           ---------------------------------------------- ----------
           Principal                                        Amortized
           Amount                                                Cost
           ---------------------------------------------- ----------

           Commercial Paper--(continued)
           Demand Note--0.6%
           $    6,921 American Express Corporation, VRN,
           ----------
                       0.915%, 7/1/03.................... $    6,921

                                                          ----------
           $1,194,538 Total Investments--100.7%
           ==========
                       (Cost $1,189,005).................  1,189,005

                                                          ----------
                      Liabilities, plus cash and
                       other assets--(0.7)%..............     (7,864)
                                                          ----------
                      Net assets--100.0%................. $1,181,141
                                                          ==========
                      Portfolio Weighted Average Maturity    60 Days

                See accompanying Notes to Financial Statements.

38  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 2003 (all dollar amounts in thousands) (unaudited)

                                                                                                      Tax-     Large
                                                                                                   Managed       Cap   Small Cap
                                                                                          Growth    Growth    Growth      Growth
                                                                                            Fund      Fund      Fund        Fund
-                                                                                   -----------  --------  --------  ----------
Assets
Investments in securities, at cost................................................. $   221,680  $  4,974  $  4,438  $  104,795
Investments in Affiliated Fund, at cost............................................           2       438       191       9,648
                                                                                    -----------  --------  --------  ----------
Investments in securities, at value................................................ $   266,010  $  5,567  $  4,746  $  128,102
Investments in Affiliated Fund, at value...........................................           2       438       191       9,648
Receivable for fund shares sold....................................................         101        --        --      16,468
Receivable for investment securities sold..........................................       1,010        43        --         327
Receivable from Advisor............................................................          --         4         4          --
Dividend and interest receivable...................................................         112         4         2          34
Prepaid insurance..................................................................           3        --        --           1
                                                                                    -----------  --------  --------  ----------
       Total assets................................................................     267,238     6,056     4,943     154,580
Liabilities
Payable for investment securities purchased........................................         379        61        --       1,154
Payable for fund shares redeemed...................................................         579        --        --         258
Management fee payable.............................................................         181         4         4         105
Distribution and shareholder services fee payable..................................           8        --        --          12
Other accrued expenses.............................................................          90        13        12          48
                                                                                    -----------  --------  --------  ----------
       Total liabilities...........................................................       1,237        78        16       1,577
                                                                                    -----------  --------  --------  ----------
        Net Assets................................................................. $   266,001  $  5,978  $  4,927  $  153,003
                                                                                    ===========  ========  ========  ==========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest....................................... $        30  $      1  $      1  $        9
  Capital paid in excess of par value..............................................     271,731     7,726    10,283     136,458
  Undistributed net investment income (loss).......................................        (647)      (16)      (11)       (511)
  Accumulated realized gain (loss).................................................     (49,443)   (2,326)   (5,654)     (6,260)
  Net unrealized appreciation (depreciation) of investments and foreign currencies.      44,330       593       308      23,307
                                                                                    -----------  --------  --------  ----------
        Net Assets................................................................. $   266,001  $  5,978  $  4,927  $  153,003
                                                                                    ===========  ========  ========  ==========
Class N Shares
  Net Assets....................................................................... $    37,828  $    180  $    280  $   72,509
  Shares Outstanding...............................................................   4,290,250    24,232    53,429   4,224,806
  Net Asset Value Per Share........................................................ $      8.82  $   7.43  $   5.24  $    17.16
Class I Shares
  Net Assets....................................................................... $   228,168  $  5,794  $  4,644  $   80,484
  Shares Outstanding...............................................................  25,636,201   772,748   879,693   4,651,679
  Net Asset Value Per Share........................................................ $      8.90  $   7.50  $   5.28  $    17.30

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  39

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Year Ended June 30, 2003 (all dollar amounts in thousands) (unaudited)


                                                                                 Growth Tax-Managed    Large Cap    Small Cap
                                                                                   Fund Growth Fund  Growth Fund  Growth Fund
-                                                                             --------  -----------  -----------  -----------
Investment income
  Dividends.................................................................. $    587        $  17        $  16      $   109
  Less foreign tax withheld..................................................       (4)          --           --           --
  Interest...................................................................       --           --           --           --
                                                                              --------        -----        -----      -------
    Total income.............................................................      583           17           16          109
Expenses
  Investment advisory fees...................................................      911           21           18          474
  Distribution fees..........................................................       44           --           --           36
  Shareholder services fees..................................................       --           --           --           --
  Custodian fees.............................................................       34            6            7           25
  Transfer agent fees........................................................      125            4            4           33
  Professional fees..........................................................       29            9            8           20
  Registration fees..........................................................       14           13           13           14
  Other expenses.............................................................       73            7            1           36
                                                                              --------        -----        -----      -------
    Total expenses before waiver.............................................    1,230           60           51          638
    Less expenses waived and absorbed by the Advisor.........................       --          (27)         (24)         (18)
                                                                              --------        -----        -----      -------
    Net expenses.............................................................    1,230           33           27          620
                                                                              --------        -----        -----      -------
    Net investment income (loss).............................................     (647)         (16)         (11)        (511)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..................................  (16,998)        (464)        (562)       2,777
                                                                              --------        -----        -----      -------
Change in net unrealized appreciation (depreciation) on investments and other
 assets and liabilities......................................................   40,788          922          999       21,091
                                                                              --------        -----        -----      -------
Net increase (decrease) in net assets resulting from operations.............. $ 23,143        $ 442        $ 419      $23,357
                                                                              ========        =====        =====      =======

                See accompanying Notes to Financial Statements.

40  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Period Ended June 30, 2003 and the Year Ended December 31, 2002 (all amounts in thousands) (unaudited)




                                                                                                             Growth
                                                                                                               Fund
-                                                                                              -------------------  -------
                                                                                                    2003       2002    2003
-                                                                                              --------  ---------  ------
Operations
  Net investment income (loss)................................................................ $   (647) $  (1,634) $  (16)
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................  (16,998)   (22,469)   (464)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................   40,788    (71,443)    922
                                                                                               --------  ---------  ------
  Net increase (decrease) in net assets resulting from operations.............................   23,143    (95,546)    442
Distributions to shareholders from
  Net investment income.......................................................................       --         --      --
  Net realized gain...........................................................................       --         --      --
                                                                                               --------  ---------  ------
                                                                                                     --         --      --
Capital stock transactions
  Net proceeds from sale of shares............................................................   14,368     27,832     546
  Shares issued in reinvestment of income dividends and capital gain distributions............       --         --      --
  Less cost of shares redeemed................................................................  (27,135)   (62,757)   (313)
                                                                                               --------  ---------  ------
  Net increase (decrease) in net assets resulting from capital share transactions.............  (12,767)   (34,925)    233
                                                                                               --------  ---------  ------
  Increase (decrease) in net assets...........................................................   10,376   (130,471)    675
Net assets
  Beginning of period.........................................................................  255,625    386,096   5,303
                                                                                               --------  ---------  ------
  End of period............................................................................... $266,001  $ 255,625  $5,978
                                                                                               ========  =========  ======
Undistributed net investment income (loss) at the end of the period........................... $   (647) $      --  $  (16)
                                                                                               ========  =========  ======

                                                                                                    Tax-
                                                                                                 Managed        Large Cap
                                                                                                  Growth           Growth
                                                                                                    Fund             Fund
-                                                                                              -------- ----------------
                                                                                                   2002     2003     2002
-                                                                                              -------  -------  -------
Operations
  Net investment income (loss)................................................................ $   (30) $   (11) $   (24)
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................    (906)    (562)  (1,403)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................    (842)     992     (357)
                                                                                               -------  -------  -------
  Net increase (decrease) in net assets resulting from operations.............................  (1,778)     419   (1,784)
Distributions to shareholders from
  Net investment income.......................................................................      --       --       --
  Net realized gain...........................................................................      --       --       --
                                                                                               -------  -------  -------
                                                                                                    --       --       --
Capital stock transactions
  Net proceeds from sale of shares............................................................     604      728    3,515
  Shares issued in reinvestment of income dividends and capital gain distributions............      --       --       --
  Less cost of shares redeemed................................................................    (734)  (1,689)  (2,253)
                                                                                               -------  -------  -------
  Net increase (decrease) in net assets resulting from capital share transactions.............    (130)     961    1,262
                                                                                               -------  -------  -------
  Increase (decrease) in net assets...........................................................  (1,908)    (542)    (522)
Net assets
  Beginning of period.........................................................................   7,211    5,469    5,991
                                                                                               -------  -------  -------
  End of period............................................................................... $ 5,303  $ 4,927  $ 5,469
                                                                                               =======  =======  =======
Undistributed net investment income (loss) at the end of the period........................... $    --  $   (11) $    --
                                                                                               =======  =======  =======

                                                                                                         Small Cap
                                                                                                            Growth
                                                                                                              Fund
-                                                                                              ------------------
                                                                                                    2003      2002
-                                                                                              --------  --------
Operations
  Net investment income (loss)................................................................ $   (511) $   (795)
  Net realized gain (loss) on investments, foreign currency transactions and other assets and
   liabilities................................................................................    2,777    (6,617)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactions and other assets and liabilities..............................................   21,091    (6,949)
                                                                                               --------  --------
  Net increase (decrease) in net assets resulting from operations.............................   23,357   (14,361)
Distributions to shareholders from
  Net investment income.......................................................................       --        --
  Net realized gain...........................................................................       --        --
                                                                                               --------  --------
                                                                                                     --        --
Capital stock transactions
  Net proceeds from sale of shares............................................................   62,374    58,966
  Shares issued in reinvestment of income dividends and capital gain distributions............       --        --
  Less cost of shares redeemed................................................................  (11,309)  (20,682)
                                                                                               --------  --------
  Net increase (decrease) in net assets resulting from capital share transactions.............   51,065    38,284
                                                                                               --------  --------
  Increase (decrease) in net assets...........................................................   74,422    23,923
Net assets
  Beginning of period.........................................................................   78,581    54,658
                                                                                               --------  --------
  End of period............................................................................... $153,003  $ 78,581
                                                                                               ========  ========
Undistributed net investment income (loss) at the end of the period........................... $   (511) $     --
                                                                                               ========  ========


                See accompanying Notes to Financial Statements.


June 30, 2003                                           William Blair Funds  41

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 2003 (all dollar amounts in thousands) (unaudited)

                                                                         International       Value                        Ready
                                                                                Growth   Discovery       Income        Reserves
                                                                                  Fund        Fund         Fund            Fund
-                                                                        ------------- ----------  -----------  --------------
Assets
Investments in securities, at cost......................................  $   922,839  $  164,982  $   236,493  $    1,189,005
Investments in Affiliated Fund, at cost.................................       21,176      10,195           --              --
                                                                          -----------  ----------  -----------  --------------
Investments in securities, at value.....................................  $ 1,035,731  $  188,501  $   244,959  $    1,189,005
Investments in Affiliated Fund, at value................................       21,176      10,195           --              --
Foreign currency, at value (cost $9,856)................................        9,875          --           --              --
Receivable for fund shares sold.........................................        6,309         121          871              --
Receivable for investment securities sold...............................          548          --           --              --
Dividend and interest receivable........................................        1,941          30        2,260           5,344
Prepaid insurance.......................................................           28           3            2              57
                                                                          -----------  ----------  -----------  --------------
       Total assets.....................................................    1,075,608     198,850      248,092       1,194,406
Liabilities
Payable for investment securities purchased.............................       18,365       1,370        1,647          12,470
Payable for fund shares redeemed........................................        3,164         449          695              --
Management fee payable..................................................          868         186          125             230
Distribution and shareholder services fee payable.......................          145           6            4             354
Dividend payable........................................................           --          --           --              86
Other accrued expenses..................................................          165          63           48             125
                                                                          -----------  ----------  -----------  --------------
       Total liabilities................................................       22,707       2,074        2,519          13,265
                                                                          -----------  ----------  -----------  --------------
        Net Assets......................................................  $ 1,052,901  $  196,776  $   245,573  $    1,181,141
                                                                          ===========  ==========  ===========  ==============
Capital
Composition of Net Assets
  Par value of shares of beneficial interest............................  $        72  $       11  $        23  $        1,182
  Capital paid in excess of par value...................................    1,088,682     179,312      245,083       1,180,993
  Undistributed net investment income (loss)............................        3,848        (287)        (123)             81
  Accumulated realized gain (loss)......................................     (152,712)     (5,779)      (7,876)         (1,115)
  Net unrealized appreciation (depreciation) of investments and foreign
   currencies...........................................................      113,011      23,519        8,466              --
                                                                          -----------  ----------  -----------  --------------
        Net Assets......................................................  $ 1,052,901  $  196,776  $   245,573  $    1,181,141
                                                                          ===========  ==========  ===========  ==============
Class N Shares
  Net Assets............................................................  $   737,856  $   21,849  $    37,871  $    1,181,141
  Shares Outstanding....................................................   50,574,078   1,206,023    3,551,188   1,182,174,827
  Net Asset Value Per Share.............................................  $     14.59  $    18.12  $     10.66  $         1.00
Class I Shares
  Net Assets............................................................  $   315,036  $  174,917  $   207,697
  Shares Outstanding....................................................   21,353,368   9,628,060   19,493,140
  Net Asset Value Per Share.............................................  $     14.75  $    18.17  $     10.65

                See accompanying Notes to Financial Statements.

42  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Period Ended June 30, 2003 (all dollar amounts in thousands) (unaudited)


                                                                                          International     Value           Ready
                                                                                                 Growth Discovery Income Reserves
                                                                                                   Fund      Fund   Fund     Fund
-                                                                                         ------------- --------- ------ --------
Investment income
  Dividends..............................................................................   $ 11,434     $   894  $   --  $   --
  Less foreign tax withheld..............................................................     (1,242)         --      --      --
  Interest...............................................................................         25          --   5,643   9,659
                                                                                            --------     -------  ------  ------
    Total income.........................................................................     10,217         894   5,643   9,659
Expenses
  Investment advisory fees...............................................................      4,206         989     581   1,578
  Distribution fees......................................................................        712          26      22      --
  Shareholder services fees..............................................................         --          --      --   2,310
  Custodian fees.........................................................................        393          32      36     150
  Transfer agent fees....................................................................        354          68      40     104
  Professional fees......................................................................         62          24      31      58
  Registration fees......................................................................         69          17      15      17
  Other expenses.........................................................................        125          34      31     194
                                                                                            --------     -------  ------  ------
    Total expenses before waiver.........................................................      5,921       1,190     756   4,411
     Less expenses recovered by (waived and absorbed by) the Advisor.....................         --          (9)     --      --
                                                                                            --------     -------  ------  ------
    Net expenses.........................................................................      5,921       1,181     756   4,411
                                                                                            --------     -------  ------  ------
    Net investment income (loss).........................................................      4,296        (287)  4,887   5,248
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..............................................    (36,633)     (3,630)    801      --
    Net realized gain (loss) on foreign currency transactions and other assets and
     liabilities.........................................................................     (2,599)         --      --      --
                                                                                            --------     -------  ------  ------
    Total net realized gain (loss).......................................................    (39,232)     (3,630)    801      --
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.............................................................................    133,598      22,976   1,241      --
                                                                                            --------     -------  ------  ------
Net increase (decrease) in net assets resulting from operations..........................   $ 98,662     $19,059  $6,929  $5,248
                                                                                            ========     =======  ======  ======

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  43

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Period Ended June 30, 2003 and the Year Ended December 31, 2002 (all amounts in thousands) (unaudited)


                                                                                             International               Value
                                                                                                    Growth           Discovery
                                                                                                      Fund                Fund
-                                                                                   ---------------------  ------------------
                                                                                           2003       2002      2003      2002
-                                                                                   ----------  ---------  --------  --------
Operations
  Net investment income (loss)..................................................... $    4,296  $  (1,261) $   (287) $      5
  Net realized gain (loss) on investments, foreign currency transactions and other
   assets and liabilities..........................................................    (39,232)   (63,168)   (3,630)   (2,036)
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactions and other assets and liabilities..........................    133,598    (42,144)   22,976   (27,263)
                                                                                    ----------  ---------  --------  --------
    Net increase (decrease) in net assets resulting from operations................     98,662   (106,573)   19,059   (29,294)
Distributions to shareholders from
  Net investment income............................................................         --         --        --        --
  Net realized gain................................................................         --         --        --        --
                                                                                    ----------  ---------  --------  --------
                                                                                            --         --        --        --
Capital stock transactions
  Net proceeds from sale of shares.................................................    335,936    680,558    23,961   140,291
  Shares issued in reinvestment of income dividends and capital gain
   distributions...................................................................         --         --        --        --
  Less cost of shares redeemed.....................................................   (160,485)  (249,252)  (37,046)  (69,487)
                                                                                    ----------  ---------  --------  --------
    Net increase (decrease) in net assets resulting from capital stock
     transactions..................................................................    175,451    431,306   (13,085)   70,804
                                                                                    ----------  ---------  --------  --------
    Increase (decrease) in net assets..............................................    274,113    324,733     5,974    41,510
Net assets
  Beginning of period..............................................................    778,788    454,055   190,802   149,292
                                                                                    ----------  ---------  --------  --------
  End of period.................................................................... $1,052,901  $ 778,788  $196,776  $190,802
                                                                                    ==========  =========  ========  ========
Undistributed net investment income (loss) at the end of the period................ $    3,848  $    (448) $   (287) $     --
                                                                                    ==========  =========  ========  ========

                                                                                                                           Ready
                                                                                                 Income                 Reserves
                                                                                                   Fund                     Fund
-                                                                                   ------------------  -----------------------
                                                                                         2003      2002        2003         2002
-                                                                                   --------  --------  ----------  -----------
Operations
  Net investment income (loss)..................................................... $  4,887  $  9,855  $    5,248  $    17,324
  Net realized gain (loss) on investments, foreign currency transactions and other
   assets and liabilities..........................................................      801       699          --         (930)
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactions and other assets and liabilities..........................    1,241     3,784          --           --
                                                                                    --------  --------  ----------  -----------
    Net increase (decrease) in net assets resulting from operations................    6,929    14,338       5,248       16,394
Distributions to shareholders from
  Net investment income............................................................   (6,113)   (9,411)     (5,248)     (17,324)
  Net realized gain................................................................       --        --          --           --
                                                                                    --------  --------  ----------  -----------
                                                                                      (6,113)   (9,411)     (5,248)     (17,324)
Capital stock transactions
  Net proceeds from sale of shares.................................................   76,518    47,101     696,376    4,669,025
  Shares issued in reinvestment of income dividends and capital gain
   distributions...................................................................    4,536     6,897       5,227       17,294
  Less cost of shares redeemed.....................................................  (32,433)  (39,053)   (844,463)  (4,765,128)
                                                                                    --------  --------  ----------  -----------
    Net increase (decrease) in net assets resulting from capital stock
     transactions..................................................................   48,621    14,945    (142,860)     (78,809)
                                                                                    --------  --------  ----------  -----------
    Increase (decrease) in net assets..............................................   49,437    19,872    (142,860)     (79,739)
Net assets
  Beginning of period..............................................................  196,136   176,264   1,324,001    1,403,740
                                                                                    --------  --------  ----------  -----------
  End of period.................................................................... $245,573  $196,136  $1,181,141  $ 1,324,001
                                                                                    ========  ========  ==========  ===========
Undistributed net investment income (loss) at the end of the period................ $   (123) $  1,103  $       81  $        81
                                                                                    ========  ========  ==========  ===========

                See accompanying Notes to Financial Statements.


44  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following nine portfolios (the "Portfolios"), each with its own investment objectives and policies.

             Equity Portfolios  International Portfolios
             -----------------  ------------------------
             Growth             International Growth
             Tax-Managed Growth Institutional International Growth
             Large Cap Growth   Fixed Income Portfolio
                                ----------------------
             Small Cap Growth   Income
             Value Discovery    Money Market Portfolio
                                ----------------------
                                Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity....... Long-term capital appreciation.
International Long-term capital appreciation.
Fixed Income. High level of current income with relative stability of principal.
Money Market. Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund issues a separate report.

(b) Share Classes

Five different classes of shares currently exist: A,B,C, N and I. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class                                                       Description
-----                                                       -----------
  N   Class N shares are sold to the general public, either directly through the Fund's distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee
      (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolio) or a service fee (0.35%
      for the Money Market Portfolio).
  I   Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the other classes.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees. As of June 30, 2003, there were securities held in Small Cap Growth and International Growth Portfolios requiring fair valuation by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

June 30, 2003                                           William Blair Funds  45

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on June 30, 2003. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2003, the Income Portfolio recognized a reduction in interest income and a reduction in net realized loss of $1,163 (in thousands). For the years ended December 31, 2002 and 2001, the Income Portfolio recognized a reduction in interest income and reduction in net realized loss of $948 and $357 (in thousands), respectively, related to losses on its mortgage and asset-backed securities' paydowns. This reclassification has no effect on the net asset value of the Portfolio.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, International Growth, and Value Discovery Portfolios are declared at least annually. Dividends from the Income and the Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2002, the following reclassifications were recorded:

                                                   Accumulated
                                                 Undistributed        Capital
                               Undistributed Net  Net Realized Paid In Excess
   Portfolio            Investment Income/(Loss)  Gain/ (Loss)   of Par Value
   ---------            ------------------------ -------------   ------------
   Growth..............          $1,634             $    --       $(1,634)
   Tax-Managed Growth..              30                  --           (30)
   Large Cap Growth....              24                  --           (24)
   Small Cap Growth....             795                  --          (795)
   International Growth             191              (4,450)        4,259
   Value Discovery.....              (5)                106          (101)
   Income..............             659                (597)          (62)
   Ready Reserves......              --                  --            --

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows (in thousands):

                            Distributions Paid In 2002 Distributions Paid In 2001
       -                    -------------------------- --------------------------
                            Ordinary       Long-Term   Ordinary       Long-Term
       Portfolio              Income   Capital Gains     Income   Capital Gains
       ---------              ------   -------------     ------   -------------
       Growth.............. $    --         $--        $    --       $4,993
       Tax-Managed Growth..      --          --             --           --
       Large Cap Growth....      --          --             --           --
       Small Cap Growth....      --          --             --           --
       International Growth      --          --             --           --
       Value Discovery.....      --          --          1,395        5,068
       Income..............   9,411          --         10,451           --
       Ready Reserves......  17,472          --         51,043           --

46  Semi-Annual Report                                            June 30, 2003

As of December 31, 2002 the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                           Net
                       Undistributed              Undistributed     Unrealized
                            Ordinary Capital Loss     Long-Term Appreciation /
  Portfolio                   Income Carryforward          Gain (Depreciation)
  ---------                   ------ ------------          ---- --------------
  Growth..............        $   --   $27,414              $--    $    857
  Tax-Managed Growth..            --     1,863               --        (331)
  Large Cap Growth....            --     4,789               --        (934)
  Small Cap Growth....            --     6,029               --         461
  International Growth            --    91,452               --     (23,399)
  Value Discovery.....            --     1,578               --         521
  Income..............         1,103     8,389               --       7,139
  Ready Reserves......            81     1,115               --          --

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at June 30, 2003.

(g) Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2003, were as follows (in thousands):

                                                                         Net
                                           Gross        Gross     Unrealized
                            Cost of   Unrealized   Unrealized Appreciation /
   Portfolio            Investments Appreciation Depreciation (Depreciation)
   ---------            ----------- ------------ ------------ --------------
   Growth.............. $  224,016    $ 61,891     $19,895       $ 41,996
   Tax-Managed Growth..      5,412         823         230            593
   Large Cap Growth....      4,841         602         505             97
   Small Cap Growth....    115,070      26,943       4,263         22,680
   International Growth    946,054     138,061      27,209        110,852
   Value Discovery.....    175,193      39,802      16,299         23,503
   Income..............    236,578       9,670       1,290          8,380
   Ready Reserves......  1,189,005          --          --             --

June 30, 2003                                           William Blair Funds  47

At December 31, 2002, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio            2003   2004   2005   2006   2007   2008    2009    2010   Total
---------            ---- ------ ------ ------ ------ ------ ------- ------- -------
Growth.............. $--  $   -- $   -- $   -- $   -- $   -- $ 4,332 $23,082 $27,414
Tax-Managed Growth..  --      --     --     --     --     94     732   1,037   1,863
Large Cap Growth....  --      --     --     --     --    493   2,714   1,582   4,789
Small Cap Growth....  --      --     --     --     --     --   2,137   3,892   6,029
International Growth  --      --     --     --     --     --  31,564  59,888  91,452
Value Discovery.....  --      --     --     --     --     --      --   1,578   1,578
Income..............  --   2,156     --     --  1,249  3,292      --   1,692   8,389
Ready Reserves......  --     108      1      1     51     24      --     930   1,115

The International Growth Portfolio has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $521 (in thousands) in 2002, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

For the period November 1, 2002 through December 31, 2002, the following Portfolios incurred net realized capital losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2003 for Federal income tax purposes (in thousands):

                          Portfolio             Amount
                          ---------             ------
                          Growth.............. $ 2,400
                          Tax-Managed Growth..      --
                          Large Cap Growth....      53
                          Small Cap Growth....   1,253
                          International Growth  19,788
                          Value Discovery.....     549
                          Income..............     202
                          Ready Reserves......      --

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios                                     International Portfolio
-----------------                               -     -----------------------       -
Growth......................................... 0.75% International Growth
Tax-Managed Growth............................. 0.80%   First $250 million.........  1.10%
Large Cap Growth............................... 0.80%   In excess of $250 million..  1.00%
Small Cap Growth............................... 1.10%
Value Discovery................................ 1.15%

Fixed Income Portfolio                                Money Market Portfolio
----------------------                                ----------------------
Income*                                               Ready Reserves
 First $250 million............................ 0.25%   First $250 million......... 0.275%
 In excess of $250 million..................... 0.20%   Next $250 million.......... 0.250%
----------                                              Next $2 billion............ 0.225%
*Management fee also includes a charge of 5% of         In excess of $2.5 billion.. 0.200%
  gross income.


48  Semi-Annual Report                                            June 30, 2003

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2004, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

                           Through April 30, 2003 Effective May 1, 2003
                           ---------------------- ---------------------
        Tax-Managed Growth          1.11%                 1.30%
        Large Cap Growth..          1.11%                 1.20%
        Small Cap Growth..          1.30%                 1.38%
        Value Discovery...          1.33%                 1.33%

The voluntary waivers for Class N shares for each Portfolio exclude distribution fees, except for Small Cap Growth and Value Discovery which are waiving a portion of their distribution fees.

For a period of five years subsequent to April 30, 2004, the Company is entitled to reimbursement from the Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated.

For the period ended June 30, 2003, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

                                                                 Expenses
                                                             Recovered or
                                   Gross    Fee          Net   (Absorbed)
       Portfolio            Advisory Fee Waiver Advisory Fee   by Advisor
       ---------            ------------ ------ ------------   ----------
       Growth..............    $  911     $--      $  911        $--
       Tax-Managed Growth..        21      27          --         (6)
       Large Cap Growth....        18      24          --         (6)
       Small Cap Growth....       474      11         463         --
       International Growth     4,206      --       4,206         --
       Value Discovery.....       989      --         989         --
       Income..............       581      --         581         --
       Ready Reserves......     1,578      --       1,578         --

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income Portfolio, which is 0.15%. Pursuant to the distribution services agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios' Class N shares.

Distribution fees incurred by the Portfolios to the Company, for the period ended June 30, 2003, were as follows (in thousands):

                                         Gross                 Net
                                  Distribution    Fee Distribution
             Portfolio                    Fees Waiver          Fee
             ---------            ------------ ------ ------------
             Growth..............     $ 44      $--       $ 44
             Tax-Managed Growth..       --       --         --
             Large Cap Growth....       --       --         --
             Small Cap Growth....       36        7         29
             International Growth      712       --        712
             Value Discovery.....       26        9         17
             Income..............       22       --         22

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of its average daily net assets. For the period ended June 30, 2003, the following fees were incurred (in thousands):

                             Ready Reserves $2,310


June 30, 2003                                           William Blair Funds  49

(c) Trustees Fees

The Portfolios incurred fees of $120 (in thousands) to non-affiliated trustees of the Fund for the period ended June 30, 2003. Affiliated trustees are not compensated.

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the period ended June 30, 2003 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the period ended June 30, 2003 (in thousands):

                                                                    Percent
                                      Sales   Fees Dividend          of Net
    Portfolio            Purchases Proceeds Waived   Income   Value  Assets
    ---------            --------- -------- ------ -------- ------- -------
    Growth.............. $ 48,386  $ 53,067  $ 17    $ 23   $     2    --%
    Tax-Managed Growth..    1,312     1,023     2       2       438   7.3
    Large Cap Growth....    1,242     1,200    --      --       191   3.9
    Small Cap Growth....   39,483    35,043    20      26     9,648   6.3
    International Growth  189,059   189,551   102     134    21,176   2.0
    Value Discovery.....   33,941    29,374    21      28    10,195   5.2

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2003 were as follows (in thousands):

                    Portfolio            Purchases    Sales
                    ---------            --------- --------
                    Growth.............. $ 60,560  $ 69,567
                    Tax-Managed Growth..    1,362     1,225
                    Large Cap Growth....      734     1,736
                    Small Cap Growth....   75,317    44,544
                    International Growth  495,371   301,054
                    Value Discovery.....   24,444    42,911
                    Income..............   91,188    40,500

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at June 30, 2003.

(5) Options

For the period ended June 30, 2003, the following is a summary of the Tax-Managed Growth Portfolio's written options activity (dollar amounts in thousands):

                                                 Number
                                                     of  Premium
               Portfolio                      Contracts Received
               ---------                      --------- --------
               Tax-Managed Growth
                Outstanding December 31, 2002     65      $ 6
                Options written..............     --       --
                Options closed...............     --       --
                Options expired..............    (65)      (6)
                                                 ---      ---
                Outstanding June 30, 2003....     --      $--
                                                 ===      ===


50  Semi-Annual Report                                            June 30, 2003

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

                                                                       Sales (Dollars)
-                    ----------------------------------------------------------------
                          Period Ended June 30, 2003       Year Ended December 31, 2002
-                    ------------------------------   --------------------------------
Portfolio               Class N    Class I      Total     Class N   Class I       Total
---------            ---------   --------  ---------  ----------  --------  ----------
Growth.............. $   4,438   $  9,930  $  14,368  $    7,210  $ 20,622  $   27,832
Tax-Managed Growth..        36        510        546          --       604         604
Large Cap Growth....        72        656        728         152     3,363       3,515
Small Cap Growth....    46,040     16,334     62,374      26,335    32,631      58,966
International Growth   259,495     76,441    335,936     516,805   163,753     680,558
Value Discovery.....     1,264     22,697     23,961      27,294   112,997     140,291
Income..............    29,249     47,269     76,518      11,540    35,561      47,101
Ready Reserves......   696,376         --    696,376   4,669,025        --   4,669,025

                                                    Reinvested Distributions (Dollars)
                     ----------------------------------------------------------------
                          Period Ended June 30, 2003       Year Ended December 31, 2002
                     ------------------------------   --------------------------------
Portfolio               Class N    Class I      Total     Class N   Class I       Total
---------            ---------   --------  ---------  ----------  --------  ----------
Growth.............. $      --   $     --  $      --  $       --  $     --  $       --
Tax-Managed Growth..        --         --         --          --        --          --
Large Cap Growth....        --         --         --          --        --          --
Small Cap Growth....        --         --         --          --        --          --
International Growth        --         --         --          --        --          --
Value Discovery.....        --         --         --          --        --          --
Income..............       664      3,872      4,536         637     6,260       6,897
Ready Reserves......     5,227         --      5,227      17,294        --      17,294

                                                                 Redemptions (Dollars)
                     ----------------------------------------------------------------
                          Period Ended June 30, 2003       Year Ended December 31, 2002
                     ------------------------------   --------------------------------
Portfolio               Class N    Class I      Total     Class N   Class I       Total
---------            ---------   --------  ---------  ----------  --------  ----------
Growth.............. $   5,128   $ 22,007  $  27,135  $   13,653  $ 49,103  $   62,757
Tax-Managed Growth..        11        302        313           5       729         734
Large Cap Growth....        42      1,647      1,689          46     2,207       2,253
Small Cap Growth....     5,773      5,536     11,309      10,241    10,441      20,682
International Growth   116,156     44,329    160,485     121,860   127,392     249,252
Value Discovery.....     9,437     27,609     37,046      10,941    58,546      69,487
Income..............    13,106     19,327     32,433       6,139    32,914      39,053
Ready Reserves......   844,463         --    844,463   4,765,128        --   4,765,128

                     Net Change in Net Assets relating to Fund Share Activity (Dollars)
                     ----------------------------------------------------------------
                          Period Ended June 30, 2003       Year Ended December 31, 2002
                     ------------------------------   --------------------------------
Portfolio               Class N    Class I      Total     Class N   Class I       Total
---------            ---------   --------  ---------  ----------  --------  ----------
Growth.............. $    (690)  $(12,077) $ (12,767) $   (6,443) $(28,481) $  (34,925)
Tax-Managed Growth..        25        208        233          (5)     (125)       (130)
Large Cap Growth....        30       (991)      (961)        106     1,156       1,262
Small Cap Growth....    40,267     10,798     51,065      16,094    22,190      38,284
International Growth   143,339     32,112    175,451     394,945    36,361     431,306
Value Discovery.....    (8,173)    (4,912)   (13,085)     16,353    54,451      70,804
Income..............    16,807     31,814     48,621       6,038     8,907      14,945
Ready Reserves......  (142,860)        --   (142,860)    (78,809)       --     (78,809)

June 30, 2003                                           William Blair Funds  51

                                                                  Sales (Shares)
                     ----------------------------------------------------------
                       Period Ended June 30, 2003   Year Ended December 31, 2002
-                    ---------------------------  -----------------------------
Portfolio              Class N Class I      Total    Class N Class I       Total
---------            --------  -------  --------  ---------  -------  ---------
Growth..............      540    1,219     1,759        757    2,176      2,933
Tax-Managed Growth..        4       72        76         --       73         73
Large Cap Growth....       14      135       149         26      642        668
Small Cap Growth....    2,856    1,129     3,985      1,768    2,126      3,894
International Growth   19,348    5,603    24,951     36,574   11,004     47,578
Value Discovery.....       79    1,407     1,486      1,411    5,817      7,228
Income..............    2,748    4,455     7,203      1,105    3,400      4,505
Ready Reserves......  696,376       --   696,376  4,669,025       --  4,669,025

                                               Reinvested Distributions (Shares)
                     ----------------------------------------------------------
                       Period Ended June 30, 2003   Year Ended December 31, 2002
                     ---------------------------  -----------------------------
Portfolio              Class N Class I      Total    Class N Class I       Total
---------            --------  -------  --------  ---------  -------  ---------
Growth..............       --       --        --         --       --         --
Tax-Managed Growth..       --       --        --         --       --         --
Large Cap Growth....       --       --        --         --       --         --
Small Cap Growth....       --       --        --         --       --         --
International Growth       --       --        --         --       --         --
Value Discovery.....       --       --        --         --       --         --
Income..............       63      365       428         61      602        663
Ready Reserves......    5,227       --     5,227     17,294       --     17,294

                                                            Redemptions (Shares)
                     ----------------------------------------------------------
                       Period Ended June 30, 2003   Year Ended December 31, 2002
                     ---------------------------  -----------------------------
Portfolio              Class N Class I      Total    Class N Class I       Total
---------            --------  -------  --------  ---------  -------  ---------
Growth..............      634    2,712     3,346      1,445    5,313      6,758
Tax-Managed Growth..        1       44        45          1       96         97
Large Cap Growth....        9      341       350          7      415        422
Small Cap Growth....      404      401       805        745      737      1,482
International Growth    8,897    3,230    12,127      8,754    8,920     17,674
Value Discovery.....      614    1,736     2,350        625    3,108      3,733
Income..............    1,230    1,818     3,048        584    3,155      3,739
Ready Reserves......  844,463       --   844,463  4,765,128       --  4,765,128

                                                Net Change in Shares Outstanding
                                        relating to Fund Share Activity (Shares)
                     ----------------------------------------------------------
                       Period Ended June 30, 2003   Year Ended December 31, 2002
                     ---------------------------  -----------------------------
Portfolio              Class N Class I      Total    Class N Class I       Total
---------            --------  -------  --------  ---------  -------  ---------
Growth..............      (94)  (1,493)   (1,587)      (688)  (3,137)    (3,825)
Tax-Managed Growth..        3       28        31         (1)     (23)       (24)
Large Cap Growth....        5     (206)     (201)        19      227        246
Small Cap Growth....    2,452      728     3,180      1,023    1,389      2,412
International Growth   10,451    2,373    12,824     27,820    2,084     29,904
Value Discovery.....     (535)    (329)     (864)       786    2,709      3,495
Income..............    1,581    3,002     4,583        582      847      1,429
Ready Reserves...... (142,860)      --  (142,860)   (78,809)      --    (78,809)

52  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Fund

                                                                                                          Class N
-                                                         ------------------------------------------------------
                                                          Period Ended                   Years Ended December 31,
-                                                         ------------  ----------------------------------------
                                                             6/30/2003      2002     2001    2000    1999    1998
-                                                            ---------      ----     ----    ----    ----    ----
Net asset value, beginning of period.....................       $ 8.06  $ 10.87  $ 12.73  $20.10  $17.97  $15.35
Income (loss) from investment operations:
  Net investment income (loss)...........................        (0.03)   (0.07)   (0.06)  (0.06)  (0.01)     --
  Net realized and unrealized gain (loss) on investments.         0.79    (2.74)   (1.66)  (1.52)   3.58    4.12
                                                                ------  -------  -------  ------  ------  ------
Total from investment operations.........................         0.76    (2.81)   (1.72)  (1.58)   3.57    4.12
Less distributions from:
  Net investment income..................................           --       --       --      --      --      --
  Net realized gain......................................           --       --     0.14    5.79    1.44    1.50
                                                                ------  -------  -------  ------  ------  ------
Total distributions......................................           --       --     0.14    5.79    1.44    1.50
                                                                ------  -------  -------  ------  ------  ------
Net asset value, end of period...........................       $ 8.82  $  8.06  $ 10.87  $12.73  $20.10  $17.97
                                                                ======  =======  =======  ======  ======  ======
Total return (%).........................................         9.43   (25.85)  (13.53)  (7.47)  19.98   27.15
Ratios to average daily net assets (%)(a):
  Expenses...............................................         1.21     1.19     1.18    1.13    0.86    0.84
  Net investment income (loss)...........................        (0.74)   (0.73)   (0.57)  (0.34)  (0.11)  (0.02)

                                                                                                   Class I
-                                                         -----------------------------------------------
                                                          Period Ended            Years Ended December 31,
-                                                         ------------  ---------------------------------
                                                             6/30/2003      2002     2001    2000 1999(b)
-                                                            ---------      ----     ----    ---- -------
Net asset value, beginning of period.....................       $ 8.12  $ 10.93  $ 12.77  $20.10   $17.98
Income (loss) from investment operations:
  Net investment income (loss)...........................        (0.02)   (0.05)   (0.04)  (0.01)   (0.01)
  Net realized and unrealized gain (loss) on investments.         0.80    (2.76)   (1.66)  (1.53)    3.57
                                                                ------  -------  -------  ------   ------
Total from investment operations.........................         0.78    (2.81)   (1.70)  (1.54)    3.56
Less distributions from:
  Net investment income..................................           --       --       --      --       --
  Net realized gain......................................           --       --     0.14    5.79     1.44
                                                                ------  -------  -------  ------   ------
Total distributions......................................           --       --     0.14    5.79     1.44
                                                                ------  -------  -------  ------   ------
Net asset value, end of period...........................       $ 8.90  $  8.12  $ 10.93  $12.77   $20.10
                                                                ======  =======  =======  ======   ======
Total return (%).........................................         9.61   (25.71)  (13.33)  (7.27)   19.91
Ratios to average daily net assets (%)(a):
  Expenses...............................................         0.96     0.94     0.93    0.88     0.86
  Net investment income (loss)...........................        (0.49)   (0.48)   (0.32)  (0.06)   (0.11)

                                              ---------------------------------------------------------
                                              Period Ended                     Years Ended December 31,
-                                             ------------ --------------------------------------------
                                                 6/30/2003     2002     2001     2000     1999     1998
-                                                ---------     ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $266,001 $255,625 $386,096 $550,987 $818,443 $742,056
  Portfolio turnover rate (%)(a).............           50       29       74       88       52       37

----------
(a)Rates are annualized.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

June 30, 2003                                           William Blair Funds  53

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                                            Class N
-                                                                  ------------------------------------------------
                                                                   Period Ended            Years Ended December 31,
-                                                                  ------------  ----------------------------------
                                                                      6/30/2003      2002     2001     2000 1999(a)
-                                                                     ---------      ----     ----     ---- -------
Net asset value, beginning of period..............................       $ 6.86  $  9.07  $ 10.08  $ 10.18   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.03)   (0.06)   (0.05)   (0.02)      --
  Net realized and unrealized gain (loss) on investments..........         0.60    (2.15)   (0.96)   (0.08)    0.18
                                                                         ------  -------  -------  -------   ------
Total from investment operations..................................         0.57    (2.21)   (1.01)   (0.10)    0.18
Less distributions from:
  Net investment income...........................................           --       --       --       --       --
  Net realized gain...............................................           --       --       --       --       --
                                                                         ------  -------  -------  -------   ------
Total distributions...............................................           --       --       --       --       --
                                                                         ------  -------  -------  -------   ------
Net asset value, end of period....................................       $ 7.43  $  6.86  $  9.07  $ 10.08   $10.18
                                                                         ======  =======  =======  =======   ======
Total return (%)..................................................         8.31   (24.37)  (10.02)   (0.98)    1.80
Ratios to average daily net assets (%)(b):
  Expenses, net of waivers and reimbursements.....................         1.42     1.36     1.36     1.36     1.36
  Expenses, before waivers and reimbursements.....................         2.40     2.22     3.64    11.34     1.36
  Net investment income (loss), net of waivers and reimbursements.        (0.82)   (0.72)   (0.57)   (0.15)    0.75
  Net investment income (loss), before waivers and reimbursements.        (1.80)   (1.58)   (2.85)  (10.13)    0.75

                                                                                                          Class I
-                                                                  ----------------------------------------------
                                                                   Period Ended          Years Ended December 31,
-                                                                  ------------  --------------------------------
                                                                      6/30/2003      2002    2001    2000 1999(a)
-                                                                     ---------      ----    ----    ---- -------
Net asset value, beginning of period..............................       $ 6.92  $  9.12  $10.11  $10.18   $10.00
Income (loss) from investment operations:
Net investment income (loss)......................................        (0.02)   (0.04)  (0.03)     --       --
Net realized and unrealized gain (loss) on investments............         0.60    (2.16)  (0.96)  (0.07)    0.18
                                                                         ------  -------  ------  ------   ------
Total from investment operations..................................         0.58    (2.20)  (0.99)  (0.07)    0.18
Less distributions from:
  Net investment income...........................................           --       --      --      --       --
  Net realized gain...............................................           --       --      --      --       --
                                                                         ------  -------  ------  ------   ------
Total distributions...............................................           --       --      --      --       --
                                                                         ------  -------  ------  ------   ------
Net asset value, end of period....................................       $ 7.50  $  6.92  $ 9.12  $10.11   $10.18
                                                                         ======  =======  ======  ======   ======
Total return (%)..................................................         8.38   (24.12)  (9.79)  (0.69)    1.80
Ratios to average daily net assets (%)(b):
  Expenses, net of waivers and reimbursements.....................         1.17     1.11    1.11    1.11     1.11
  Expenses, before waivers and reimbursements.....................         2.15     1.97    3.39   11.09     1.11
  Net investment income (loss), net of waivers and reimbursements.        (0.57)   (0.47)  (0.32)   0.05     0.99
  Net investment income (loss), before waivers and reimbursements.        (1.55)   (1.33)  (2.60)  (9.93)    0.99

                                              ----------------------------------------
                                              Period Ended    Years Ended December 31,
-                                             ------------ ---------------------------
                                                 6/30/2003   2002   2001   2000   1999
-                                                ---------   ----   ----   ----   ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).       $5,978 $5,303 $7,211 $5,001 $1,018
  Portfolio turnover rate (%)(b).............           49     44     37     32     --

----------
(a)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

54  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                                            Class N
                                                                   -----------------------------------------------
                                                                   Period Ended            Years Ended December 31,
                                                                   ------------  ---------------------------------
                                                                      6/30/2003      2002     2001     2000 1999(a)
                                                                      ---------      ----     ----     ---- -------
Net asset value, beginning of period..............................      $  4.80  $  6.72  $  8.45  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.02)   (0.04)   (0.05)   (0.05)     --
  Net realized and unrealized gain (loss) on investments..........         0.46    (1.88)   (1.68)   (1.64)   0.14
                                                                        -------  -------  -------  -------  ------
Total from investment operations..................................         0.44    (1.92)   (1.73)   (1.69)   0.14
Less distributions from:
  Net investment income...........................................           --       --       --       --      --
  Net realized gain...............................................           --       --       --       --      --
                                                                        -------  -------  -------  -------  ------
Total distributions...............................................           --       --       --       --      --
                                                                        -------  -------  -------  -------  ------
Net asset value, end of period....................................      $  5.24  $  4.80  $  6.72  $  8.45  $10.14
                                                                        =======  =======  =======  =======  ======
Total return (%)..................................................         9.17   (28.57)  (20.47)  (16.67)   1.40
Ratios to average daily net assets (%)(b):
  Expenses, net of waivers and reimbursements.....................         1.39     1.36     1.36     1.36    1.36
  Expenses, before waivers and reimbursements.....................         2.44     2.45     3.01     2.84    1.36
  Net investment income (loss), net of waivers and reimbursements.        (0.72)   (0.71)   (0.79)   (0.58)  (0.66)
  Net investment income (loss), before waivers and reimbursements.        (1.77)   (1.80)   (2.44)   (2.06)  (0.66)

                                                                                                            Class I
                                                                   -----------------------------------------------
                                                                   Period Ended            Years Ended December 31,
                                                                   ------------  ---------------------------------
                                                                      6/30/2003      2002     2001     2000 1999(a)
                                                                      ---------      ----     ----     ---- -------
Net asset value, beginning of period..............................      $  4.82  $  6.74  $  8.47  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.01)   (0.03)   (0.04)   (0.04)     --
  Net realized and unrealized gain (loss) on investments..........         0.47    (1.89)   (1.69)   (1.63)   0.14
                                                                        -------  -------  -------  -------  ------
Total from investment operations..................................         0.46    (1.92)   (1.73)   (1.67)   0.14
Less distributions from:
  Net investment income...........................................           --       --       --       --      --
  Net realized gain...............................................           --       --       --       --      --
                                                                        -------  -------  -------  -------  ------
Total distributions...............................................           --       --       --       --      --
                                                                        -------  -------  -------  -------  ------
Net asset value, end of period....................................      $  5.28  $  4.82  $  6.74  $  8.47  $10.14
                                                                        =======  =======  =======  =======  ======
Total return (%)..................................................         9.54   (28.49)  (20.43)  (16.47)   1.40
Ratios to average daily net assets (%)(b):
  Expenses, net of waivers and reimbursements.....................         1.14     1.11     1.11     1.11    1.11
  Expenses, before waivers and reimbursements.....................         2.19     2.20     2.76     2.59    1.11
  Net investment income (loss), net of waivers and reimbursements.        (0.47)   (0.46)   (0.54)   (0.35)  (0.40)
  Net investment income (loss), before waivers and reimbursements.        (1.52)   (1.55)   (2.19)   (1.83)  (0.40)
                                                                   -----------------------------------------------
                                                                   Period Ended            Years Ended December 31,
                                                                   ------------  ---------------------------------
                                                                      6/30/2003      2002     2001     2000    1999
                                                                      ---------      ----     ----     ----    ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................       $4,927   $5,469   $5,991  $10,995  $1,153
  Portfolio turnover rate (%)(b)..................................           32       52       87       95      --

----------
(a)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

June 30, 2003                                           William Blair Funds  55

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund


                                                                                                             Class N
-                                                                  ------------------------------------------------
                                                                   Period Ended             Years Ended December 31,
-                                                                  ------------  ----------------------------------
                                                                      6/30/2003      2002     2001     2000 1999 (a)
-                                                                     ---------      ----     ----     ---- --------
Net asset value, beginning of period..............................     $  13.72  $ 16.58  $ 13.16  $ 10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.08)   (0.19)   (0.17)   (0.11)      --
  Net realized and unrealized gain (loss) on investments..........         3.52    (2.67)    3.59     3.51     0.19
                                                                       --------  -------  -------  -------   ------
Total from investment operations..................................         3.44    (2.86)    3.42     3.40     0.19
Less distributions from:
  Net investment income...........................................           --       --       --       --       --
  Net realized gain...............................................           --       --       --     0.43       --
                                                                       --------  -------  -------  -------   ------
Total distributions...............................................           --       --       --     0.43       --
                                                                       --------  -------  -------  -------   ------
Net asset value, end of period....................................     $  17.16  $ 13.72  $ 16.58  $ 13.16   $10.19
                                                                       ========  =======  =======  =======   ======
Total return (%)..................................................        25.07   (17.25)   25.99    33.68     1.90
Ratios to average daily net assets (%)(b):
  Expenses, net of waivers and reimbursements.....................         1.55     1.56     1.59     1.60     1.60
  Expenses, before waivers and reimbursements.....................         1.66     1.62     1.95     2.17     1.60
  Net investment income (loss), net of waivers and reimbursements.        (1.31)   (1.31)   (1.15)   (0.75)   (1.60)
  Net investment income (loss), before waivers and reimbursements.        (1.42)   (1.37)   (1.51)   (1.32)   (1.60)

                                                                                                             Class I
                                                                   ------------------------------------------------
                                                                   Period Ended             Years Ended December 31,
                                                                   ------------  ----------------------------------
                                                                      6/30/2003      2002     2001     2000 1999 (a)
                                                                      ---------      ----     ----     ---- --------
Net asset value, beginning of period..............................     $  13.82  $ 16.65  $ 13.18  $ 10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.08)   (0.16)   (0.13)   (0.11)      --
  Net realized and unrealized gain (loss) on investments..........         3.56    (2.67)    3.60     3.53     0.19
                                                                       --------  -------  -------  -------   ------
Total from investment operations..................................         3.48    (2.83)    3.47     3.42     0.19
Less distributions from:
  Net investment income...........................................           --       --       --       --       --
  Net realized gain...............................................           --       --       --     0.43       --
                                                                       --------  -------  -------  -------   ------
Total distributions...............................................           --       --       --     0.43       --
                                                                       --------  -------  -------  -------   ------
Net asset value, end of period....................................     $  17.30  $ 13.82  $ 16.65  $ 13.18   $10.19
                                                                       ========  =======  =======  =======   ======
Total return (%)..................................................        25.18   (17.00)   26.33    33.87     1.90
Ratios to average daily net assets (%)(b):
  Expenses, net of waivers and reimbursements.....................         1.33     1.31     1.34     1.35     1.35
  Expenses, before waivers and reimbursements.....................         1.36     1.37     1.70     1.92     1.35
  Net investment income (loss), net of waivers and reimbursements.       (1.09)    (1.06)   (0.90)   (0.72)   (1.35)
  Net investment income (loss), before waivers and reimbursements.       (1.12)    (1.12)   (1.26)   (1.29)   (1.35)

                                                                   ------------------------------------------------
                                                                   Period Ended             Years Ended December 31,
                                                                   ------------  ----------------------------------
                                                                      6/30/2003      2002     2001     2000     1999
-                                                                     ---------      ----     ----     ----     ----
  Supplemental data for all classes:
  Net assets at end of period (in thousands)......................     $153,003  $78,581  $54,658  $28,778   $6,346
  Portfolio turnover rate (%)(b)..................................          104      133      147      433       --

----------
(a)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b)Rates are annualized.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

56  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund


                                                                                                        Class N
-                                                         -----------------------------------------------------
                                                          Period Ended                 Years Ended December 31,
-                                                         ------------ ----------------------------------------
                                                             6/30/2003     2002     2001    2000    1999   1998
-                                                            ---------     ----     ----    ----    ----   ----
Net asset value, beginning of period.....................       $13.13 $ 15.48  $ 17.93  $24.03  $14.62  $13.14
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.06   (0.05)   (0.02)  (0.01)  (0.04)   0.08
  Net realized and unrealized gain (loss) on investments.         1.40   (2.30)   (2.43)  (2.04)  13.94    1.43
                                                                ------ -------  -------  ------  ------  ------
Total from investment operations.........................         1.46   (2.35)   (2.45)  (2.05)  13.90    1.51
Less distributions from:
  Net investment income..................................           --      --       --    0.08      --    0.03
  Net realized gain......................................           --      --       --    3.97    4.49      --
                                                                ------ -------  -------  ------  ------  ------
Total distributions......................................           --      --       --    4.05    4.49    0.03
                                                                ------ -------  -------  ------  ------  ------
Net asset value, end of period...........................       $14.59 $ 13.13  $ 15.48  $17.93  $24.03  $14.62
                                                                ====== =======  =======  ======  ======  ======
Total return (%).........................................        11.12  (15.18)  (13.66)  (8.10)  96.25   11.46
Ratios to average daily net assets (%)(c):
  Expenses...............................................         1.50    1.51     1.60    1.59    1.35    1.36
  Net investment income (loss)...........................         0.95   (0.36)   (0.11)  (0.44)  (0.43)   0.09

                                                                                                  Class I
-                                                         ----------------------------------------------
                                                          Period Ended           Years Ended December 31,
-                                                         ------------ ---------------------------------
                                                             6/30/2003     2002     2001    2000 1999 (b)
-                                                            ---------     ----     ----    ---- --------
Net asset value, beginning of period.....................       $13.27 $ 15.60  $ 18.02  $24.03   $20.25
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.08   (0.01)    0.02    0.03    (0.04)
  Net realized and unrealized gain (loss) on investments.         1.40   (2.32)   (2.44)  (2.03)    8.31
                                                                ------ -------  -------  ------   ------
Total from investment operations.........................         1.48   (2.33)   (2.42)  (2.00)    8.27
Less distributions from:
  Net investment income..................................           --      --       --    0.04       --
  Net realized gain......................................           --      --       --    3.97     4.49
                                                                ------ -------  -------  ------   ------
Total distributions......................................           --      --       --    4.01     4.49
                                                                ------ -------  -------  ------   ------
Net asset value, end of period...........................       $14.75 $ 13.27  $ 15.60  $18.02   $24.03
                                                                ====== =======  =======  ======   ======
Total return (%).........................................        11.15  (14.94)  (13.43)  (7.87)   41.71
Ratios to average daily net assets (%)(c):
  Expenses...............................................         1.25    1.26     1.35    1.34     1.35
  Net investment income (loss)...........................         1.20   (0.11)    0.14   (0.16)   (0.43)

-                                             ---------------------------------------------------------
                                              Period Ended                     Years Ended December 31,
-                                             ------------ --------------------------------------------
                                                 6/30/2003     2002     2001     2000     1999     1998
-                                                ---------     ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).   $1,052,901 $778,788 $454,055 $333,888 $302,089 $139,746
  Portfolio turnover rate (%)(c).............           75       73      112      116      122       98

----------
(a)Includes $0.00, $0.00, $0.06, $0.00, and $0.024 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2002, 2001, 2000, 1999 and 1998, respectively.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.
(c)Rates are annualized.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

June 30, 2003                                           William Blair Funds  57

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Value Discovery Fund


                                                                                                               Class N
-                                                                  --------------------------------------------------
                                                                   Period Ended               Years Ended December 31,
-                                                                  ------------  ------------------------------------
                                                                      6/30/2003      2002   2001   2000   1999    1998
-                                                                     ---------      ----   ----   ----   ----    ----
Net asset value, beginning of period..............................       $16.28  $ 18.23  $16.20 $13.66 $12.96 $12.97
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.04)   (0.03)   0.08   0.05   0.10   0.09
  Net realized and unrealized gain (loss) on investments..........         1.88    (1.92)   2.74   2.52   0.69  (0.01)
                                                                         ------  -------  ------ ------ ------ ------
Total from investment operations..................................         1.84    (1.95)   2.82   2.57   0.79   0.08
Less distributions from:
  Net investment income...........................................           --       --    0.03   0.03   0.09   0.09
  Net realized gain...............................................           --       --    0.76     --     --     --
                                                                         ------  -------  ------ ------ ------ ------
Total distributions...............................................           --       --    0.79   0.03   0.09   0.09
                                                                         ------  -------  ------ ------ ------ ------
Net asset value, end of period....................................       $18.12  $ 16.28  $18.23 $16.20 $13.66 $12.96
                                                                         ======  =======  ====== ====== ====== ======
Total return (%)..................................................        11.30   (10.70)  17.39  18.85   6.10   0.66
Ratios to average daily net assets (%)(b):
  Expenses, net of waivers and reimbursements.....................         1.49     1.53    1.61   1.64   1.35   1.52
  Expenses, before waivers and reimbursements.....................         1.58     1.53    1.66   1.88   1.38   1.52
  Net investment income (loss), net of waivers and reimbursements.        (0.48)   (0.16)   0.28   0.40   0.78   0.76
  Net investment income (loss), before waivers and reimbursements.        (0.57)   (0.16)   0.23   0.16   0.75   0.76

                                                                                                         Class I
-                                                                  ---------------------------------------------
                                                                   Period Ended         Years Ended December 31,
-                                                                  ------------  -------------------------------
                                                                      6/30/2003      2002   2001   2000 1999 (a)
-                                                                     ---------      ----   ----   ---- --------
Net asset value, beginning of period..............................       $16.31  $ 18.19  $16.16 $13.64  $12.36
Income (loss) from investment operations:
  Net investment income (loss)....................................        (0.02)    0.01    0.17   0.09    0.10
  Net realized and unrealized gain (loss) on investments..........         1.88    (1.89)   2.70   2.52    1.28
                                                                         ------  -------  ------ ------  ------
Total from investment operations..................................         1.86    (1.88)   2.87   2.61    1.38
Less distributions from:
  Net investment income...........................................           --       --    0.08   0.09    0.10
  Net realized gain...............................................           --       --    0.76     --      --
                                                                         ------  -------  ------ ------  ------
Total distributions...............................................           --       --    0.84   0.09    0.10
                                                                         ------  -------  ------ ------  ------
Net asset value, end of period....................................       $18.17  $ 16.31  $18.19 $16.16  $13.64
                                                                         ======  =======  ====== ======  ======
Total return (%)..................................................        11.40   (10.34)  17.72  19.16   11.18
Ratios to average daily net assets (%)(b):
  Expenses, net of waivers and reimbursements.....................         1.33     1.34    1.36   1.39    1.35
  Expenses, before waivers and reimbursements.....................         1.33     1.34    1.41   1.63    1.38
  Net investment income (loss), net of waivers and reimbursements.        (0.32)    0.03    0.53   0.61    0.78
  Net investment income (loss), before waivers and reimbursements.        (0.32)    0.03    0.48   0.37    0.75

                                              ------------------------------------------------------
                                              Period Ended                  Years Ended December 31,
-                                             ------------ -----------------------------------------
                                                 6/30/2003     2002     2001    2000    1999    1998
-                                                ---------     ----     ----    ----    ----    ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $196,776 $190,802 $149,292 $74,093 $48,423 $44,675
  Portfolio turnover rate (%)(b).............           29       20       48      68      65      78

----------
(a)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.
(b)Rates are annualized.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

58  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund

                                                                                                   Class N
-                                                         ------------------------------------------------
                                                          Period Ended            Years Ended December 31,
-                                                         ------------ -----------------------------------
                                                             6/30/2003   2002   2001   2000    1999   1998
-                                                            ---------   ----   ----   ----    ----   ----
Net asset value, beginning of period.....................       $10.62 $10.34 $10.22 $ 9.92 $10.49  $10.41
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.29   0.55   0.55   0.62   0.62    0.64
  Net realized and unrealized gain (loss) on investments.         0.07   0.25   0.17   0.33  (0.59)   0.08
                                                                ------ ------ ------ ------ ------  ------
Total from investment operations.........................         0.36   0.80   0.72   0.95   0.03    0.72
Less distributions from:
  Net investment income..................................         0.32   0.52   0.60   0.65   0.60    0.64
  Net realized gain......................................           --     --     --     --     --      --
                                                                ------ ------ ------ ------ ------  ------
Total distributions......................................         0.32   0.52   0.60   0.65   0.60    0.64
                                                                ------ ------ ------ ------ ------  ------
Net asset value, end of period...........................       $10.66 $10.62 $10.34 $10.22 $ 9.92  $10.49
                                                                ====== ====== ====== ====== ======  ======
Total return (%).........................................         2.99   7.91   7.18   9.99   0.34    7.07
Ratios to average daily net assets (%)(c):
  Expenses...............................................         0.81   0.81   0.94   0.92   0.70    0.71
  Net investment income (loss)...........................         4.25   5.23   5.38   6.23   6.03    6.81

                                                                                             Class I
                                                          -----------------------------------------
                                                          Period Ended      Years Ended December 31,
                                                          ------------ ----------------------------
                                                             6/30/2003   2002   2001   2000 1999 (b)
                                                             ---------   ----   ----   ---- --------
Net asset value, beginning of period.....................       $10.62 $10.35 $10.24 $ 9.91  $10.05
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.30   0.57   0.58   0.64    0.62
  Net realized and unrealized gain (loss) on investments.         0.07   0.24   0.15   0.34   (0.15)
                                                                ------ ------ ------ ------  ------
Total from investment operations.........................         0.37   0.81   0.73   0.98    0.47
Less distributions from:
  Net investment income..................................         0.34   0.54   0.62   0.65    0.61
  Net realized gain......................................           --     --     --     --      --
                                                                ------ ------ ------ ------  ------
Total distributions......................................         0.34   0.54   0.62   0.65    0.61
                                                                ------ ------ ------ ------  ------
Net asset value, end of period...........................       $10.65 $10.62 $10.35 $10.24  $ 9.91
                                                                ====== ====== ====== ======  ======
Total return (%).........................................         3.06   8.04   7.32  10.28    0.30
Ratios to average daily net assets (%)(c):
  Expenses...............................................         0.66   0.66   0.79   0.77    0.70
  Net investment income (loss)...........................         4.40   5.38   5.53   6.39    6.03

                                              ---------------------------------------------------------
                                              Period Ended                     Years Ended December 31,
                                              ------------ --------------------------------------------
                                                 6/30/2003     2002     2001     2000     1999     1998
                                                 ---------     ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $245,573 $196,136 $176,264 $167,746 $173,375 $188,051
  Portfolio turnover rate (%)(c).............           36       66       82       54       66       96

----------
(a)As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2002 and 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.75% to 5.23% and from 5.87% to 5.38% for Class N for 2002 and 2001, respectively. It decreased the Ratio of Net Investment Income from 5.90% to 5.38% and 6.02% to 5.53% for Class I shares for 2002 and 2001, respectively. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.
(c)Rates are annualized.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

June 30, 2003                                           William Blair Funds  59

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Ready Reserves Fund

                                                                                                          Class N
-                                             -------------------------------------------------------------------
                                              Period Ended                               Years Ended December 31,
-                                             ------------ ------------------------------------------------------
                                                 6/30/2003       2002       2001       2000       1999       1998
-                                                ---------       ----       ----       ----       ----       ----
Net asset value, beginning of period.........   $     1.00 $     1.00 $     1.00 $     1.00 $     1.00 $     1.00
Income (loss) from investment operations:
  Net investment income (loss)...............           --       0.01       0.04       0.06       0.05       0.05
                                                ---------- ---------- ---------- ---------- ---------- ----------
Total from investment operations.............           --       0.01       0.04       0.06       0.05       0.05
Less distributions from:
  Net investment income......................           --       0.01       0.04       0.06       0.05       0.05
                                                ---------- ---------- ---------- ---------- ---------- ----------
Total distributions..........................           --       0.01       0.04       0.06       0.05       0.05
                                                ---------- ---------- ---------- ---------- ---------- ----------
Net asset value, end of period...............   $     1.00 $     1.00 $     1.00 $     1.00 $     1.00 $     1.00
                                                ========== ========== ========== ========== ========== ==========
Total return (%).............................         0.39       1.28       3.66       5.91       4.63       4.98
Ratios to average daily net assets (%)(a):
  Expenses...................................         0.67       0.67       0.67       0.70       0.72       0.69
  Net investment income (loss)...............         0.80       1.28       3.63       5.78       4.52       4.87
Supplemental data:
  Net assets at end of period (in thousands).   $1,181,141 $1,324,001 $1,403,740 $1,339,180 $1,052,803 $1,189,051

----------
(a)Rates are annualized.

60  Semi-Annual Report                                            June 30, 2003

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                         Number of
                                                                        Portfolios
                                       Term of                             in Fund
                       Position(s)  Office and                Principal    Complex
                         Held with   Length of            Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served      During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------ ---------- ---------------------------------------
Conrad Fischer, 69*    Chairman    Since 1987  Principal, William Blair     9      Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                  Society, a non-profit organization, and
                       Board of                Partner, APM Limited                Partner, APM Limited Partnership
                       Trustees                Partnership

J. Grant Beadle, 70    Trustee     Since 1997  Retired Chairman and         9      Batts Group, Retired Associate
                                               Chief Executive Officer,            Director, Northwestern University
                                               Union Special                       Institute for The Learning Sciences,
                                               Corporation, industrial             Oliver Products Company and
                                               sewing machine                      Woodward Governor Company
                                               manufacturer

Theodore A. Bosler, 68 Trustee     Since 1997  Retired Principal and        9      Desert Foothills Land Trust, Institute
                                               Vice President, Lincoln             of Chartered Financial Analysts and
                                               Capital Management                  Thresholds, a psychiatric recovery
                                                                                   center

Ann P. McDermott, 63   Trustee     Since 1996  N/A                          9      Junior League of Chicago,
                                                                                   Northwestern University, Women's
                                                                                   Board; Ravinia Festival Women's
                                                                                   Board; Rush Presbyterian St. Luke's
                                                                                   Medical Center, Women's Board;
                                                                                   University of Chicago, Women's
                                                                                   Board; Visiting Nurses Association,
                                                                                   Honorary Director

John B. Schwemm, 69    Trustee     Since 1990  Retired Chairman and         9      USG Corp., and Walgreen Co.
                                               Chief Executive Officer,
                                               R.R. Donnelley & Sons
                                               Company

Michelle R. Seitz, 37* Trustee     Since 2002  Principal, William Blair     9      N/A
                       and                     & Company, L.L.C.
                       Senior      Since 1999
                       Vice
                       President

Robert E. Wood II, 65  Trustee     Since 1999  Retired Executive            9      Chairman, Add-Vision, Inc.; and
                                               Vice President, Morgan              Chairman, Micro-Combustion, LLC
                                               Stanley Dean Witter

Marco Hanig, 45        President   Since 1999  Principal, William Blair    N/A     N/A
                                               & Company, L.L.C.;
                                               former Senior Vice
                                               President, First Chicago
                                               NBD

Michael P. Balkin, 44  Senior      Since 2000  Principal, William Blair    N/A     Exceed Corp.
                       Vice                    & Company, L.L.C.
                       President

Rocky Barber, 51       Senior      Since 2001  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                       Vice                    & Company, L.L.C.
                       President

                       Chief       1999-2001
                       Executive
                       Officer

June 30, 2003                                           William Blair Funds  61

                                                                           Number of
                                                                          Portfolios
                                         Term of                             in Fund
                         Position(s)  Office and                Principal    Complex
                           Held with   Length of            Occupation(s)   Overseen             Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Trustee         Held by Trustee/Officer
------------             ----------- ----------- ------------------------ ---------- -------------------------------

Karl W. Brewer, 37       Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Mark A. Fuller, III, 46  Senior      Since 1993  Principal, William Blair    N/A     Partner, Fulsen Howney Partners
                         Vice                    & Company, L.L.C.
                         President

W. George Greig, 50      Senior      Since 1996  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited; Partner,
                                                 Pilgrim, Baxter & Greig

John F. Jostrand, 49     Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 44 Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Principal and
                                                 Vice President, Stein
                                                 Roe & Farnham
                                                 Incorporated

Norbert W. Truderung, 51 Senior      Since 1992  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Jeffrey A. Urbina, 48    Senior      Since 1998  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

Michael A. Jancosek, 44  Vice        Since 2000  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.;
                                                 former Vice President,
                                                 First Chicago NBD

James S. Kaplan, 42      Vice        Since 1995  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.

David S. Mitchell, 43    Vice        Since 2003  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.

Capucine E. Price, 38    Vice        Since 2003  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.

62  Semi-Annual Report                                            June 30, 2003

                                                                             Number of
                                                                            Portfolios
                                           Term of                             in Fund
                           Position(s)  Office and                Principal    Complex
                             Held with   Length of            Occupation(s)   Overseen     Other Directorships
Name and Age                      Fund Time Served      During Past 5 Years by Trustee Held by Trustee/Officer
------------               ----------- ----------- ------------------------ ---------- -----------------------

Terence M. Sullivan, 59    Vice        Since 1997  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.
                           and
                           Treasurer

Christopher T. Vincent, 46 Vice        Since 2002  Associate, William Blair    N/A     Uhlich Children's Home
                           President               & Company, L.L.C.;
                                                   former Managing
                                                   Director/Senior
                                                   Portfolio Manager,
                                                   Zurich Scudder
                                                   Investments

Colette M. Garavalia, 42   Secretary   Since 2000  Associate, William Blair    N/A     N/A
                                                   & Company, L.L.C.;
                                                   former Assistant Vice
                                                   President, Scudder
                                                   Kemper Investments

----------
*Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2003                                           William Blair Funds  63

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz
Principal, William Blair & Company, L.L.C., Senior Vice President, William
 Blair Funds

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
David S. Mitchell, Vice President
Capucine E. Price, Vice President
Terence M. Sullivan, Vice President and Treasurer
Christopher T. Vincent, Vice President
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz, P.C.

Independent Auditor
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

64  Date of First Use August, 2003

[LOGO HERE] WILLIAM BLAIR FUNDS

                        GROWTH FUNDS
                        Growth Fund
                        Tax-Managed Growth Fund
                        Large Cap Growth Fund
                        Small Cap Growth Fund
                        International Growth Fund

                        OTHER FUNDS
                        Value Discovery Fund
                        Income Fund
                        Ready Reserves Fund


          222 West Adams Street . Chicago, Illinois 60606 . 800.742.7272 .
                           www.williamblairfunds.com

          William Blair & Company, L. L. C., Distributors

--------------------------------------------------------------------------------
Table of Contents

--------------------------------------------------------------------------------

                   A Letter from the President.............  2

                 Growth Fund
                   An Overview from the Portfolio Manager..  4
                   Portfolio of Investments................  5

                 Tax-Managed Growth Fund
                   An Overview from the Portfolio Managers.  6
                   Portfolio of Investments................ 18

                 Large Cap Growth Fund
                   An Overview from the Portfolio Managers. 12
                   Portfolio of Investments................ 11

                 Small Cap Growth Fund
                   An Overview from the Portfolio Managers. 16
                   Portfolio of Investments................ 14

                 International Growth Fund
                   An Overview from the Portfolio Manager.. 20
                   Portfolio of Investments................ 17, 18, 19

                 Value Discovery Fund
                   An Overview from the Portfolio Managers. 26
                   Portfolio of Investments................ 32

                 Income Fund
                   An Overview from the Portfolio Managers. 30
                   Portfolio of Investments................ 25, 26

                 Financial Statements...................... 39

                 Notes to Financial Statements............. 45

                 Board of Trustees......................... 52

                 Officers.................................. 52


This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

June 30, 2003                                            William Blair Funds  1

[PHOTO]

Marco Hanig


--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders:

Finally! After three years of declines, the stock market had its first broad-based rally in the first half of this year. The Standard & Poor's 500 Index of large cap stocks posted an 11.77% return, the Russell 2000(R) Index of small cap stocks was up 17.88%, and the MSCI World Ex-US Index of foreign stocks was up 11.10%.

After drifting lower in the beginning of the year amid the uncertainty of the looming war, the market turned around sharply once a quick victory was in sight. Beyond this change in market psychology, other more fundamental economic factors also helped. Thanks to a powerful fiscal stimulus in the form of a tax cut, combined with one more reduction in interest rates to their lowest level since 1958, the economy has started to pick up. The consensus view among economists now is that the economy will be growing upward of 2% in the second half of the year--with some predicting even stronger growth.

While things are looking up, nobody is predicting a return to the go-go stock market gains of the late 1990s. The recent double-digit rebound is coming from a low in the market, and the recovery is not likely to continue at its most recent pace. Longer-term, most financial advisors would caution investors to expect single-digit average stock market returns over the coming years.

The relative performance of different asset classes showed a change from the recent trends. While small cap funds continued to outperform large cap funds, growth outperformed value for the first time in three years. However, the difference in returns among fund categories was not that pronounced, as the rally was quite broad-based.

               Total Returns by Morningstar Peer Group Category
                        January 1 through June 30, 2003

                                                      Value  Blend Growth
                                                     -----  -----  ------
       Large Cap.................................... 10.74% 10.88% 12.70%
       Mid Cap...................................... 11.95% 14.21% 15.85%
       Small Cap.................................... 14.36% 15.10% 17.09%

As always, we thank you for investing with us!

/s/ Marco Hanig
Marco Hanig

----------
Morningstar category returns represent the (non-weighted) average annual composite performance of all mutual funds listed in a particular category (such as Large Cap Growth) by Morningstar.

2  Semi-Annual Report                                             June 30, 2003

WILLIAM BLAIR FUNDS' PERFORMANCE - JUNE 30, 2003
CLASS A, CLASS B AND CLASS C

                                                         Average Annual Total Returns
                                            -----------------------------------------------------

                                                                               Since    Inception
                                             YTD        1 Yr        3 Yr     Inception     Date
-------------------------------------------------------------------------------------------------
Growth Fund - Class A                        3.15      -10.04      -16.59      -7.35    10/19/99
------------------------------------------------------------------------------------
Russell 3000(R) Growth                      13.49        2.79      -21.19     -11.12
------------------------------------------------------------------------------------
Standard & Poor's 500                       11.77        0.25      -11.20      -5.40
------------------------------------------------------------------------------------
Growth Fund - Class B                        3.63       -9.96      -16.42      -9.68     11/2/99
------------------------------------------------------------------------------------
Growth Fund - Class C                        7.86       -6.19      -15.55      -8.94     11/2/99
------------------------------------------------------------------------------------
Russell 3000(R) Growth                      13.49        2.79      -21.19     -12.91
------------------------------------------------------------------------------------
Standard & Poor's 500                       11.77        0.25      -11.20      -7.16
------------------------------------------------------------------------------------------------
Tax-Managed Growth Fund - Class A                                                       12/27/99
------------------------------------------------------------------------------------
Return before Taxes                          2.09       -8.22      -12.31      -9.69
------------------------------------------------------------------------------------
After Taxes on Distributions                 2.09       -8.22      -12.31      -9.69
------------------------------------------------------------------------------------
After Taxes on Distributions and
Sale of Fund Shares                         -0.65       -7.36      -10.60      -8.37
------------------------------------------------------------------------------------------------
Tax-Managed Growth Fund - Class B            2.53       -8.17      -12.16      -9.65    12/27/99
------------------------------------------------------------------------------------
Tax-Managed Growth Fund - Class C            6.84       -4.31      -11.25      -8.86    12/27/99
------------------------------------------------------------------------------------
Russell 3000(R) Growth                      13.49        2.79      -21.19     -17.31
------------------------------------------------------------------------------------
Standard & Poor's 500                       11.77        0.25      -11.20      -9.54
------------------------------------------------------------------------------------------------
Large Cap Growth Fund - Class A              3.12       -8.72      -21.32     -18.25    12/27/99
------------------------------------------------------------------------------------
Large Cap Growth Fund - Class B              3.34       -8.77      -21.22     -18.26    12/27/99
------------------------------------------------------------------------------------
Large Cap Growth Fund - Class C              7.71       -4.92      -20.47     -17.60    12/27/99
------------------------------------------------------------------------------------
Russell 1000(R) Growth                      13.09        2.94      -21.54     -17.65
------------------------------------------------------------------------------------
Standard & Poor's 500                       11.77        0.25      -11.20      -9.54
------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Class A             17.88        2.04        3.92      15.81    12/27/99
------------------------------------------------------------------------------------
Small Cap Growth Fund - Class B             18.32        2.03        4.09      15.86    12/27/99
------------------------------------------------------------------------------------
Small Cap Growth Fund - Class C             23.31        6.33        5.13      16.87    12/27/99
------------------------------------------------------------------------------------
Russell 2000(R) Growth                      19.33        0.69      -16.66     -12.87
------------------------------------------------------------------------------------
Russell 2000(R)                             17.88       -1.64       -3.30      -0.83
-------------------------------------------------------------------------------------------------

The Small Cap Growth Fund's performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund's performance. As the Fund grows, the impact of IPOs is likely to diminish.

-------------------------------------------------------------------------------------------------
International Growth Fund - Class A          4.67      -12.02      -11.58      -0.53     10/21/99
-------------------------------------------------------------------------------------------------
MSCI World Free Ex-US                       11.10       -4.19      -12.48      -7.05
------------------------------------------------------------------------------------
International Growth Fund - Class B          5.15      -11.99      -11.42      -1.43      11/2/99
------------------------------------------------------------------------------------
International Growth Fund - Class C          9.57       -8.29      -10.52      -0.61      11/2/99
------------------------------------------------------------------------------------
MSCI World Free EX-US                       11.10       -4.19      -12.48      -8.02
-------------------------------------------------------------------------------------------------
Value Discovery Fund - Class A               4.80      -16.52        5.45      10.26      11/2/99
------------------------------------------------------------------------------------
Value Discovery Fund - Class B               5.23      -16.55        5.58      10.86      11/2/99
------------------------------------------------------------------------------------
Russell 2000(R)                             17.88       -1.64       -3.30       2.37
------------------------------------------------------------------------------------
Russell 2000(R) Value                       16.49       -3.80       10.94      11.40
------------------------------------------------------------------------------------
Value Discovery Fund - Class C               9.72      -13.03        6.69      11.03      11/3/99
------------------------------------------------------------------------------------
Russell 2000(R)                             17.88       -1.64       -3.30       1.98
------------------------------------------------------------------------------------
Russell 2000(R) Value                       16.49       -3.80       10.94      11.19
-------------------------------------------------------------------------------------------------
Income Fund - Class A                        0.87        5.59        7.52       7.66     10/25/99
------------------------------------------------------------------------------------
Lehman Intermediate Gov't./Credit Bond       4.27       10.84       10.01       9.19
------------------------------------------------------------------------------------
Income Fund - Class B                        0.54        4.82        7.45       6.67      11/2/99
------------------------------------------------------------------------------------
Lehman Intermediate Gov't./Credit Bond       4.27       10.84       10.01       9.02
------------------------------------------------------------------------------------
Income Fund - Class C                        1.56        5.95        7.40       6.86      11/3/99
------------------------------------------------------------------------------------
Lehman Intermediate Gov't./Credit Bond       4.27       10.84       10.01       9.00
-------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. Returns shown as average annual total return, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell your shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment advisor may waive fees expenses for certain funds. Without these waivers, performance would be lower. The table includes the effects of the maximum sales loads. Class A, Class B and Class C are not available for sale.

Tax-Managed Growth Fund's after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns are only shown for Class A and the after-tax returns for other classes will vary.

June 30, 2003                                            William Blair Funds  3

GROWTH FUND
-----------

The Growth Fund invests primarily in a diversified portfolio of common stocks of domestic growth companies, seeking growth opportunities by investing in large, medium, and small companies in varying proportions.

AN OVERVIEW FROM THE PORTFOLIO MANAGER - John F. Jostrand
---------------------------------------------------------

How did the Fund perform in the first half of the year?

The Growth Fund posted a 9.44% gain on a total return basis (Class A Shares) for the six months ended June 30, 2003. By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index increased 13.49%, while the Standard & Poor's 500 Index increased 11.77%.

What were the most significant factors impacting Fund performance?

With the resolution of the Iraq conflict, expectations for an improving economy, and short-term interest rates at their lowest level in 45 years, the stock market chalked up its best quarterly performance since 1998.

For the Fund, there was strong performance by our holdings spread across small, medium, and large cap stock categories. The performance of small cap stocks in the Fund led the way, followed by strong performance from mid-cap and large cap issues.

The Fund was also fully invested in stocks, having moved from a 4.2% position in cash at the March 31, to less than 1% in cash by the middle of April and finally to almost 0% at June 30/th/.

By the end of the first half of the year, our large cap exposure remained more or less unchanged from the end of the first quarter, while our small cap exposure decreased somewhat, as some of these companies "graduated" during the course of the second quarter and grew to mid-cap sized companies. This in turn, pushed up our mid-cap exposure. It is also worth noting that eight of the Fund's top ten holdings in the second quarter were the same as in the first quarter.

Which sectors enhanced the Fund's return? What were among the best performing investments for the Fund?

Four out of six of the major sectors in which the Fund held investments outperformed sectors within the Fund's benchmark, the Russell 3000 Growth Index.

Health Care performed particularly well. Consumer Discretionary was a strong sector for the Fund, and the performance of our Technology issues held their own in spite of the fact that the Fund was underweighted in Technology. In the case of Technology, our individual stock selection more than made up for the fact that we were underweight in this sector.

The Fund's best performing issue was Genentech, a large cap biotechnology company. The best mid-cap name in the portfolio was CarMax, the auto retailer, and the best-performing small Cap name was OPNET Technologies, a provider of intelligent network management software.

Genentech is a company with a broad product platform and its share price benefited from several very successful product development announcements. During the first quarter the market was somewhat skeptical of the potential success for some new Genentech products. But we viewed this company as having the most expansive product platform in the Biotechnology industry, with some "breakaway" potential products. The company's product for asthma, Xolair, was approved, and the company announced a breakthrough development product named Avastin, an antiangiogenesis protein. This product's mode of action is to starve the supply of blood to tumors. Originally conceived to fight breast cancer, we believe the product could prove to be a breakthrough in the treatment of colorectal cancer. We expect the company to receive formal FDA approval for Avastin by April of 2004, something that many investors did not expect at all.

CarMax was the second largest contributor to portfolio performance. CarMax was a stock that had also come under pressure in the first quarter, reflecting investor concerns about weaker-than-expected sales in the late winter and early spring. But we viewed the lower sales figures as an aberration, due almost exclusively to the bad weather on the East Coast, where many stores are located. We actually bought more CarMax stock when the price declined. In fact, the company had 2,300 fewer selling days for its stores in the first quarter this year as a result of bad weather--where the stores were literally closed. CarMax, however, came back to plan and performed better than expected--with strong May and June store sales.

Were there any investments that did not measure up to your expectations?

After a three-year run, Whole Foods' stock price declined by 15% during the second quarter. While the company is still doing well, it has been operating well above normal for two years now. A slightly accelerated new store opening plan will contribute to higher-than-expected expenses next year. Consequently, earnings growth estimates for the company for 2004 are down from 22% to the 20% range.

Our Manufacturing names could have performed better for us--most notably Harley-Davidson and Danaher. The Fund also had no Aerospace exposure, which was a strong sector for the Russell benchmark during the second quarter.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The world has become enthusiastic about stocks again but with only minor improvement in earnings support.

Although tax cuts and lower interest rates are providing liquidity to the economy, evidence of a full-fledged recovery is tepid. For example, the labor market shows signs of further deterioration, as does the recent Purchasing Managers Survey, a sign of future industrial production. The Index of Leading Economic Indicators also remains flat.

Against this backdrop, we expect the economic recovery to be modest. Nonetheless, projected corporate earnings gains in the second and third quarter would mark the fifth and sixth consecutive quarter of positive earnings growth. While we are fairly confident earnings will continue to grow, we anticipate that such gains will be in the single-digit range.

At this point, equities are reasonably valued, and we expect further progress to be in line with corporate earnings gains, just the sort of environment in which we expect high quality growth stocks to do well--as opposed to the more speculative nature of the second quarter rebound.

Growth Fund - Class A Shares

Performance Highlights *

                                   -----------------------------------------------------------------------
                                   6/30/2003(a)       2002        2001        2000        1999       1998
                                   -----------------------------------------------------------------------
Growth Fund (Class A)                      9.44%     (25.94)%    (13.46)%     (7.47)%     19.68%     26.82%
Russell 3000(R) Growth Index              13.49      (28.03)     (19.63)     (22.42)      33.82      35.02
S&P 500                                   11.77      (22.10)     (11.88)      (9.11)      21.04      28.57
                                   -----------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than one year.

     Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends*

                              ------------------------------------------------------------------------------------------------
                                1992     1993    1994    1995    1996    1997    1998    1999    2000    2001    2002    6/03
                              ------------------------------------------------------------------------------------------------
Growth Fund                   $ 10,000  11,500  12,200  15,700  18,500  22,200  28,100  33,600  31,100  26,900  19,900  21,800
Russell 3000(R) Growth Index  $ 10,000  10,400  10,600  14,500  17,600  22,700  30,700  41,000  31,800  25,600  18,400  20,900
S&P 500 Index                 $ 10,000  11,000  11,200  15,300  18,900  25,200  32,400  39,200  35,600  31,400  24,400  27,300
                              ------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A shares were not in existence prior to October 19, 1999. Class A shares are not available for sale.

* Performance information for periods prior to October 19, 1999 are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market ca[italization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

4  Semi-Annual Report                                             June 30, 2003

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)


           ------------------------------------------------- --------
           Shares                                               Value
           ------------------------------------------------- --------

           Common Stocks
           Information Technology--29.8%
           288,200 *BEA Systems, Inc........................ $  3,130
           186,400 *Cisco Systems, Inc......................    3,111
           153,900 *Dell Computer Corporation...............    4,919
            96,500 *Digital Insight, Inc....................    1,838
           120,000 *EMC Corporation.........................    1,256
           216,000 First Data Corporation...................    8,951
           258,200 Intel Corporation........................    5,366
           162,500 *Intuit, Inc.............................    7,236
           153,125 *Iron Mountain, Inc......................    5,679
           195,300 *Jabil Circuit, Inc......................    4,316
           260,000 Microsoft Corporation....................    6,659
           200,000 *OPNET Technologies, Inc.................    2,438
           157,800 Paychex, Inc.............................    4,625
            70,800 *StarTek, Inc............................    1,862
           358,500 *SunGard Data Systems, Inc...............    9,289
           200,905 Texas Instruments Incorporated...........    3,536
           195,744 *Xilinx, Inc.............................    4,954
                                                             --------
                                                               79,165
                                                             --------
           Health Care--23.3%
            73,600 Alcon, Inc.+.............................    3,364
           142,600 *Amgen, Inc..............................    9,474
           110,400 *Axcan Pharma, Inc.+.....................    1,386
           108,900 Eli Lilly & Company......................    7,511
           173,900 *Genentech, Inc..........................   12,542
            80,600 *Integra LifeSciences Holding Corporation    2,126
           180,800 Medtronic, Inc...........................    8,673
           176,850 Pfizer, Inc..............................    6,039
            88,400 *ResMed, Inc.............................    3,465
           128,000 UnitedHealth Group, Inc..................    6,432
           225,900 *VitalWorks, Inc.........................      892
                                                             --------
                                                               61,904
                                                             --------
           Consumer Discretionary--16.5%
           175,500 *AFC Enterprises, Inc....................    2,850
           196,400 *Bed, Bath & Beyond, Inc.................    7,622
           193,100 *CarMax, Inc.............................    5,822
           135,300 *CDW Computer Centers, Inc...............    6,197
           143,700 *Clear Channel Communications, Inc.......    6,092
           115,400 *Cox Communications, Inc., Class "A".....    3,681
           125,000 Family Dollar Stores, Inc................    4,769
           115,700 Harley-Davidson, Inc.....................    4,612
            47,000 *Kohl's Corporation......................    2,415
                                                             --------
                                                               44,060
                                                             --------

----------
*Non-income producing securities
ADR= American Depository Receipt
+= U.S. listed foreign security

           -----------------------------------------------  --------
           Shares                                               Value
           -----------------------------------------------  --------

           Common Stocks--(continued)
           Financials--11.5%
            72,000 Federal National Mortgage Association... $  4,856
           200,100 MBNA Corporation........................    4,170
           300,000 SLM Corporation.........................   11,751
           149,500 State Street Corporation................    5,890
            47,900 XL Capital Ltd.+........................    3,976
                                                            --------
                                                              30,643
                                                            --------
           Industrials and Services--10.9%
           110,000 C.H. Robinson Worldwide, Inc............    3,912
           101,248 Danaher Corporation.....................    6,890
           116,100 *FirstService Corporation+..............    1,799
           118,900 *Knight Transportation, Inc.............    2,961
            83,300 *Kroll, Inc.............................    2,254
           270,000 *Labor Ready, Inc.......................    1,936
            78,935 *Pre-Paid Legal Services................    1,936
           116,300 *Ryanair Holdings plc--ADR..............    5,222
            26,100 Strayer Education, Inc..................    2,074
                                                            --------
                                                              28,984
                                                            --------
           Consumer Staples--8.0%
           139,800 PepsiCo, Inc............................    6,221
           155,000 *Performance Food Group.................    5,735
           168,400 Walgreen Co.............................    5,069
            88,983 *Whole Foods Market, Inc................    4,229
                                                            --------
                                                              21,254
                                                            --------
           Total Common Stock--100.0%
             (cost $221,680).............................    266,010
                                                            --------

           Short-Term Investments
             2,041 William Blair Ready Reserves Fund.....          2
                                                            --------
           Total Short-term Investments--0.0%
             (cost $2)...................................          2
                                                            --------
           Total Investments--100.0%
             (cost $221,682).............................    266,012
           Liabilities, plus cash and other assets--(0.0)%.      (11)
                                                            --------
           Net assets--100.0%.............................. $266,001
                                                            ========


                See accompanying Notes to Financial Statements.

June 30, 2003                                            William Blair Funds  5

TAX-MANAGED GROWTH FUND
-----------------------

The Tax-Managed Growth Fund invests primarily in a diversified portfolio of common stocks of domestic growth companies. The Fund employs a number of techniques designed specifically to enhance the long-term, after-tax returns for its shareholders.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS - Mark A. Fuller III, Gregory J.
------------------------------------------------------------------------
                                          Pusinelli and Michelle R. Seitz
                                          -------------------------------

How did the Fund perform in the first half of the year?

For the six-month period ended June 30, 2003, the Tax-Managed Growth Fund gained 8.32% on a total return basis (Class A Shares). By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index, increased 13.49%, while the Standard & Poor's 500 Index increased 11.77%.

What were the most significant factors impacting Fund performance?

The most significant factor impacting Fund performance was the assumption by the equity markets that the economy would continue to show signs of improvement as a result of the recent additional tax cuts signed into law by the President, a declining interest rate environment, and a lower U.S. dollar.

In addition, the equity markets were buoyed by renewed appetite for risk on the part of many investors. This speculative sentiment took hold in the last two weeks of the first quarter and provided additional "jet fuel" for the markets during the second quarter.

The Fund lagged its benchmark largely as a result of the fact that lower-quality, and more highly leveraged companies were the best performing issues during the second quarter, as investors believed these companies will stand to benefit the most from an economic recovery. The majority of these types of companies, however, do not fit our high quality growth criteria.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

The Fund's significant weighting in the Consumer Discretionary area enhanced the Fund's return, as three out of the Fund's four best individual performers came from that group. Part of the strong performance of the Consumer Discretionary sector has reflected the tremendous ongoing wave of mortgage refinancings that has enabled consumers to free up more cash for spending, consequently providing a critical underpinning for the economy.

One of those stellar performers was CarMax. The price of CarMax declined almost 19% during the first quarter on fears that deteriorating consumer confidence would discourage consumer spending on automobiles. In addition, CarMax's auto financing business was perceived to be especially vulnerable, with its exposure to sub-prime borrowers. In the second quarter, however, the negative sentiment about CarMax had radically reversed, and was validated by the company's significant outperformance both in terms of analysts' estimates of comparable store sales as well as its earnings results.

Entravision Communication, a diversified Media company utilizing a combination of television, radio outdoor and publishing operations to reach Hispanic consumers in the United States, was another excellent performer. Entravision's stock price came under severe price pressure in the first quarter--based partly on concerns that the company had overpaid to acquire three Los Angeles radio stations. In addition, investors were concerned about regulatory requirements that mandate that Univision--a one-quarter owner of Entravision--reduce its ownership stake. We think Entravision's prospects look bright, having been sharply boosted by improving ad rates, and strong commercial commitments or "upfronts" for advertising in the months ahead.

Health Care was another strong area for the Fund, with five names in the Fund's portfolio up more than 20% during the second quarter. The strong performance of each of these companies--most notably Biosite and Express Scripts--reflected strong earnings growth by each company and the market's rotation into the Health Care sector, which had lagged in the first quarter.

Finally, Investors Financial Services, a new position that was added to the Fund in the second quarter, was up 33%. Investors Financial Services provides custody and other services to mutual fund companies and pension plans, and has seen its fees rise as its client assets under management rise with the markets.

Were there any investments that did not measure up to your expectations?

While no sectors could be considered poor performers, there were a handful of issues in the portfolio that lagged.

Whole Foods, whose holding we had trimmed in the first quarter, suffered a 15% decline in the price of its stock as a result of moderating sales expectations and tough quarterly comparisons. This stock, however, had been a stalwart in the portfolio for the past several quarters.

In similar fashion, Hewitt Associates experienced a modest shortfall in its financial results. Hewitt lost two large clients during the quarter, and investors became spooked about whether the trend would continue. In addition, the prospect that there was a large amount of stock owned by former Hewitt partners that would be coming onto the market in the near future served as a lid overhanging the stock price.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Our outlook is cautiously optimistic. Our optimism is tempered by the fact that the equity markets have discounted a fairly robust economic recovery. Valuations have risen to a level that assumes a very healthy increase in corporate profits. Some economic indicators, however--such as the stubbornly high unemployment rate--are not encouraging.

We think that investors could be setting themselves up for disappointment, especially as they seek out lower-quality and more speculative names in the hope of making easy profits. We have definitely heard that song before.

We will continue to focus on and emphasize high-quality names that will serve us well in what we believe will be a modest growth environment this year.

6  Semi-Annual Report                                             June 30, 2003

Tax-Managed Growth Fund - Class A Shares

                             --------------------------------------------------------
Performance Highlights       6/30/2003(a)    2002       2001      2000     1999(a)(b)
                             --------------------------------------------------------
Tax-Managed Growth Fund         8.32%      (24.39)%   (10.12)%   (0.98)%     1.80%
Russell 3000 Growth Index      13.49       (28.03)    (19.63)   (22.42)      0.79
S&P 500 Index                  11.77       (22.10)    (11.88)    (9.11)      0.85
                             --------------------------------------------------------

(a) Total return is not annualized for periods that are less than a year.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

                Illustration of an assumed investment of $10,000
                                    [CHART]

--------------------------------------------------------------------------------
Tax-Managed     $10,000   10,400   10,100   9,200   9,100   7,600   6,800  7,400
Growth Fund
--------------------------------------------------------------------------------
Russell 3000
Growth Index    $10,000   10,500    7,800   6,800   6,300   5,000   4,500  5,100
--------------------------------------------------------------------------------
S&P 500 Index   $10,000   10,000    9,200   8,600   8,100   7,000   6,300  7,000

Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2003                                            William Blair Funds  7

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

            ------------------------------------------------ ------
            Shares                                            Value
            ------------------------------------------------ ------

            Common Stocks
            Consumer Discretionary--25.3%
              2,345 *Bed, Bath & Beyond, Inc................ $   91
              3,100 *CarMax, Inc............................     93
              3,100 *CDW Computer Centers, Inc..............    142
              4,725 *Comcast Corporation, Class "A".........    136
             11,750 *Entravision Communication, Class "A"...    133
              3,775 Family Dollar Stores, Inc...............    144
              1,550 Harley-Davidson, Inc....................     62
              1,130 *Kohl's Corporation.....................     58
             12,662 *Liberty Media Group, Class "A".........    146
              3,275 Lowe's Companies, Inc...................    141
              4,425 Regis Corporation.......................    129
              2,550 *Weight Watcher's International, Inc....    116
              4,150 *Williams-Sonoma, Inc...................    121
                                                             ------
                                                              1,512
                                                             ------
            Health Care--18.7%
              3,175 Alcon, Inc.+............................    145
              2,100 *Amgen, Inc.............................    140
              1,375 *Biosite Incorporated...................     66
              1,450 Eli Lilly & Company.....................    100
              1,745 *Express Scripts, Inc...................    119
              2,925 Medtronic, Inc..........................    140
              2,750 Pfizer, Inc.............................     94
              3,575 *ResMed, Inc............................    140
                775 Stryker Corporation.....................     54
              2,670 *Zimmer Holdings, Inc...................    120
                                                             ------
                                                              1,118
                                                             ------
            Information Technology--14.7%
              8,000 *BISYS Group............................    147
              3,550 *Intuit, Inc............................    158
              4,050 *Jabil Circuit, Inc.....................     90
                850 Maxim Integrated Products...............     29
              2,800 Microchip Technology, Inc...............     69
              5,700 Microsoft Corporation...................    146
              1,950 Paychex, Inc............................     57
              3,350 *SunGard Data Systems, Inc..............     87
              2,600 Texas Instruments Incorporated..........     46
              2,000 *Xilinx, Inc............................     51
                                                             ------
                                                                880
                                                             ------
            Financials--13.9%
              4,525 ACE Limited.............................    155
              1,450 American International Group............     80
              2,550 Investors Financial Services Corporation     74
              1,350 M&T Bank Corporation....................    114
              3,375 MBNA Corporation........................     70
              1,325 Moody's Corporation.....................     70
              3,900 SLM Corporation.........................    153
              2,865 State Street Corporation................    113
                                                             ------
                                                                829
                                                             ------

----------
*Non-income producing securities
ADR= American Depository Receipt
+= US. listed foreign security

              ---------------------------------------------  ------
              Shares                                           Value
              ---------------------------------------------  ------

              Common Stocks--(continued)
              Industrials and Services--11.6%
                2,800   C.H. Robinson Worldwide, Inc........ $  100
                1,575   *ChoicePoint, Inc...................     54
                2,260   Danaher Corporation.................    154
                3,555   Fastenal Company....................    121
                5,500   *Hewitt Associates, Inc., Class "A".    129
                3,075   *Ryanair Holdings plc--ADR..........    138
                                                             ------
                                                                696
                                                             ------
              Consumer Staples--7.0%
                2,050   Avon Products, Inc..................    128
                3,500   PepsiCo, Inc........................    156
                2,700   Walgreen Co.........................     81
                1,180   *Whole Foods Market, Inc............     56
                                                             ------
                                                                421
                                                             ------
              Materials--1.9%
               6,640    Airgas, Inc.........................    111
                                                             ------
              Total Common Stock--93.1%
                (Cost $4,974).............................    5,567
                                                             ------

              Short-Term Investments
              438,166   William Blair Ready Reserves Fund...    438
                                                             ------
              Total Short-term Investments--7.3%
                (Cost $438)...............................      438
                                                             ------
              Total Investments--100.4%
                (Cost $5,412).............................    6,005
              Liabilities plus cash and other assets--(0.4)%    (27)
                                                             ------
              Net assets--100.0%............................ $5,978
                                                             ======

                See accompanying Notes to Financial Statements.

8  Semi-Annual Report                                             June 30, 2003

LARGE CAP GROWTH FUND
---------------------

The Large Cap Growth Fund invests in a diversified portfolio of common stocks issued by large domestic growth companies of high quality that have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS - Rocky Barber, John F. Jostrand and
----------------------------------------------------------------------------
                                                 Norbert W. Truderung
                                                 --------------------

How did the Fund perform in the first half of the year?

The Large Cap Growth Fund posted a 9.41% gain on a total return basis (Class A Shares) for the six months ended June 30, 2003. By comparison, the Fund's benchmark, the Russell 1000 Growth(R) Index, increased 13.09%.

What were the most significant factors impacting Fund performance?

After satisfactorily overcoming a huge wall of pessimism about the Iraq War, the state of the economy and concerns over the integrity of corporate balance sheets, the stock market finally broke free of its downward spiral. The success of Coalition forces in the Iraq conflict, signs of improvement in the economy and greater confidence that the worst of the corporate scandals had been dealt with all contributed to a positive stock market environment.

A rally that began in the final two weeks of the first quarter extended itself for 10 more weeks into the second quarter. From the trough to peak of this initial rebound, the market was up over 25% in less than 90 days. It was a very normal rally off of the bottom of the recent bear market, and was totally consistent with the pattern of previous war or recession induced bear market bottoms.

The major determinant with regard to Fund performance was quality. Lower quality, highly leveraged companies, both financially and operationally, performed the best, because these companies were perceived to be the greatest beneficiaries of a strengthening economy. High quality companies, such as those the Fund owns, tend to not decline as sharply in a declining market environment, but do not appreciate as much as their lower quality counterparts in a rising market, either.

Were there any investment themes that influenced how the Fund was managed? Can you provide examples of investments that contributed to the Fund's performance?

With the exception of two stocks (described in the next section) every single one of the Fund's holdings benefited from positive performance during the second quarter.

The Biotechnology sector turned in a stellar performance during the second quarter, and two of the Fund's holdings, Genentech and Amgen, were up sharply. Overall, Biotechnology companies benefited from a swing in investor sentiment from cynicism about the prospects for the sector to bullishness as a result of FDA approvals. In the case of Genentech, for example, the company became the first with a new FDA-approved biologic treatment to market, and the company also announced the effectiveness of another one of its drug products.

Technology also performed very well, and especially companies perceived to have cyclical exposure to improving economic conditions. For the Fund, this included EMC, Cisco and Intel. In the Financial sector, MBNA , another cyclically-sensitive stock, was also a very strong performer.

Were there any areas that did not perform as well?

Only two stocks in the Fund's portfolio--Harley-Davidson and Kohl's--posted negative returns for the second quarter. In the case of Harley-Davidson, the market expressed its skepticism that the company was doing as well. Part of this negativism stemmed from a decline in the number of state motorcycle registrations that spilled over from a seasonal downturn in the winter into the spring (Harley represents 20% of the motorcycle market in the U.S.). We believe in this company, but also think some investors may need to see second quarter earnings results before they are positive about the company again.

Kohl's suffered from uncharacteristically weak comparable store sales. We believe the company may have temporarily lost focus on current merchandising trends, as the company was very preoccupied with the successful introduction of 24 new stores on the West Coast--with another dozen more on the way. We think that this was an aberration for this well-run company.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

While the market has retraced some of its recent move in the early days of the third quarter, we believe it will hold its ground as second quarter corporate earnings gains are announced in July.

With investor psychology returning to a more balanced state, the economy once again will be a major driver of the market. We see all the stars aligned with the Federal Reserve cutting interest rates, Congress cutting taxes on both individuals and business, and the U.S. dollar weakening, which helps make U.S manufacturing more competitive. The size and breadth of stimulus to the economy is unprecedented, and we are confident that it will ultimately succeed. But, we are not as sure about the timing. A step up in growth may take longer than many overly optimistic investors think, but since we believe rising earnings are the most important driver of long-term price appreciation, we are now more optimistic towards the market outlook over the next year or two.

We also expect consumer spending to improve as new lower tax rates take effect, lower mortgage payments from refinanced mortgages are in place and the consumer benefits from lower energy (gasoline) prices from a decline in the price of oil.

As many investors have bid up stocks looking for a strong economy, we now have the unusual circumstance that more volatile, economically sensitive and usually lower quality companies have higher Price/Earnings Ratios (which typically indicates an expectation of higher earnings growth). As long as the economy only grows in the 2% to 3% range, that will not be enough to sustain the current investor enthusiasm. There will be disillusionment with cyclically-sensitive names. Consistent, high quality, "steady eddies"--such as those the Fund owns--however, are at lower valuations. For longer-term investors such as the Fund, this is a marvelous opportunity. While in the short-term the lower quality companies may continue to lead the market, we see an ideal time to buy good companies at good prices. We are not sure when the tables will turn in our favor. It could be next week or next month or possibly even next year, or possibly even next year, but we believe solid, predictable growth of earnings will drive the performance of these companies.

We see a number of parallels between our current situation and the early 1990s. A recession compounded by war led to a severe market setback, which was followed by a sharp, fast rebound as the war fears collapsed. After that came a fairly long period of several years when the economy did somewhat better, but it was very uneven. One economic sector would do better, but another would do worse. It was a perfect environment to select individual stocks that could grow nicely despite the economic swings. We think it will be again.

June 30, 2003                                            William Blair Funds  9

Large Cap Growth Fund - Class A Shares

Performance Highlights

                               ---------------------------------------------------------
                               6/30/2003(a)    2002       2001       2000     1999(a)(b)
                               ---------------------------------------------------------
Large Cap Growth Fund              9.41%      (28.55)%   (20.83)%   (16.67)%    1.40%
Russell 1000/R/ Growth Index      13.09       (27.88)    (20.42)    (22.42)      .46
S&P 500 Index                     11.77       (22.10)    (11.88)     (9.11)      .85
                               ---------------------------------------------------------

(a) Total return is not annualized for periods that are less than a year.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

                Illustration of an assumed investment of $10,000

                                   [GRAPHIC][CHART]

--------------------------------------------------------------------------------------------------
Large Cap            $ 10,000    10,100    8,400    7,100     6,700     5,400      4,800     5,200
Growth Fund
--------------------------------------------------------------------------------------------------
Russell 1000         $ 10,000    10,500    7,800    6,700     6,200     4,900      4,500     5,100
Growth Index
--------------------------------------------------------------------------------------------------
S&P 500 Index        $ 10,000    10,000    9,200    8,600     8,100     7,000      6,300     7,000

Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000 Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

10  Semi-Annual Report                                             June 30, 2003

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

             --------------------------------------------  -------
             Shares                                          Value
             --------------------------------------------  -------

             Common Stocks
             Information Technology--30.9%
               5,200  *BEA Systems, Inc................... $    57
               9,525  *Cisco Systems, Inc.................     159
               4,625  *Dell Computer Corporation..........     148
               2,900  *EMC Corporation....................      30
               4,500  First Data Corporation..............     187
               4,725  Intel Corporation...................      98
               2,350  *Intuit, Inc........................     105
               3,485  Linear Technology Corporation.......     112
              10,070  Microsoft Corporation...............     258
               3,000  Paychex, Inc........................      88
               6,885  *SunGard Data Systems, Inc..........     178
               5,820  Texas Instruments Incorporated......     102
                                                           -------
                                                             1,522
                                                           -------
             Health Care--24.5%
               2,200  Alcon, Inc+.........................     101
               2,285  *Amgen, Inc.........................     152
               1,955  Eli Lilly & Company.................     135
               2,250  *Genentech, Inc.....................     162
               4,240  Medtronic, Inc......................     203
               8,325  Pfizer, Inc.........................     284
               3,440  UnitedHealth Group, Inc.............     173
                                                           -------
                                                             1,210
                                                           -------
             Consumer Discretionary--15.2%
               4,700  *Bed, Bath & Beyond, Inc............     182
               3,360  *Clear Channel Communications, Inc..     142
               6,175  *Cox Communications, Inc., Class "A"     197
               2,150  Harley-Davidson, Inc................      86
               2,750  *Kohl's Corporation.................     141
                                                           -------
                                                               748
                                                           -------

----------
*Non-income producing securities
+= U.S. listed foreign security

            ---------------------------------------------   ------
            Shares                                            Value
            ---------------------------------------------   ------

            Common Stocks--(continued)
            Financials--13.3%
              2,050   Federal National Mortgage Association $  138
              4,340   MBNA Corporation.....................     91
              5,400   SLM Corporation......................    212
              3,545   State Street Corporation.............    140
                875   XL Capital Ltd.+.....................     73
                                                            ------
                                                               654
                                                            ------
            Consumer Staples--9.6%
              2,975   Avon Products, Inc...................    185
              2,900   PepsiCo, Inc.........................    129
              5,325   Walgreen Co..........................    160
                                                            ------
                                                               474
                                                            ------
            Industrials and Services--2.8%
              2,031   Danaher Corporation..................    138
                                                            ------
            Total Common Stock--96.3%
              (cost $4,438)..............................    4,746
                                                            ------

            Short-term Investments
            191,413   William Blair Ready Reserves Fund....    191
                                                            ------
            Total Short-term Investments--3.9%
              (cost $191)................................      191
                                                            ------
            Total Investments--100.2%
              (cost $4,629)..............................    4,937
                                                            ------
            Liabilities, plus cash and other assets--(0.2)%    (10)
                                                            ------
            Net assets--100.0%............................. $4,927
                                                            ======

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  11

SMALL CAP GROWTH FUND
---------------------

The Small Cap Growth Fund invests primarily in a diversified portfolio of common stocks of small domestic growth companies that are expected to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS - Michael P. Balkin and Karl W. Brewer
------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Small Cap Growth Fund posted a 25.07% gain on a total return basis (Class A Shares) for the six months ended June 30, 2003, significantly ahead of its primary benchmark, the Russell 2000(R) Growth Index, which increased 19.33% during the period, and the Russell 2000(R) Index, which rose 17.88%.

What were the most significant factors impacting Fund performance?

What a difference a quarter makes! In a dramatic turnaround from the first quarter's dour investor mood and weak stock market performance, the second quarter was characterized by a strong broad-based rally across all sectors.

This sudden reversal did not occur because of a significant improvement in company fundamentals or the economy. Market psychology and investor sentiment appeared to shift more positively once the war in Iraq "officially" ended. Also, with the Federal Funds Rate at its lowest level since 1958 and a massive stockpile of cash sitting in low interest money market accounts, it seems like the public is finally returning to the stock market.

The Russell 2000(R) experienced its third best quarter ever and its best quarterly showing since the first Gulf War ended in early 1991. As liquidity returned to the market and volatility declined, micro cap and low-priced stocks dominated performance. Companies with market capitalizations less than $180 million were up 47.2% during the second quarter and were up 30.1% for the first six months. Also, in the second quarter, stocks below $5 per share rose 64% while those above $20 rose only 15%.

Which sectors enhanced the Fund's return? What were among the best performing investments for the Fund?

As opposed to the first quarter, where every sector in the benchmark was down, all sectors were up in the second quarter, with Technology leading the way. The real story for the Fund was the performance of our microcap stocks. Three of our top five performers were stocks that started the quarter under $5 and eight of our top ten winners were stocks priced under $10. Many of these stocks were "out of favor" growth companies whose stocks were under severe price pressure. As business fundamentals began to show some improvement, investors and traders quickly jumped back on board.

One such example is a company called ValueClick, which was our most significant contributor to performance in the second quarter and first half. ValueClick, which was up over 100% in the second quarter, is an Internet media and advertising company that we have owned for some time, but is only now attracting the attention of Wall Street.

chinadotcom corporation was also a strong performer, up 158% in the second quarter. chinadotcom is an integrated enterprise solutions company headquartered in China. Through one of its majority-owned subsidiaries, chinadotcom has recently acquired one of the largest SMS (short messaging service) and mobile software application companies in China. We believe that chinadotcom should be a major beneficiary of the explosive growth of wireless service in Asia.

What were among the weakest performing investments for the Fund?

Overall, most of our holdings performed quite well in the second quarter, but there were a few notable exceptions:

Daisytek, the worldwide leading distributor of computer and office supplies was our worst performer. As Daisytek continued to experience severe liquidity problems, the stock remained weak and we decided to sell our remaining position for a loss.

eUniverse, an Internet interactive entertainment network was another poor performer. Trading in the stock was halted pending a review of the company's historical financial results. While the last trade in eUniverse's stock was at $3.62, the Fund is pricing the stock at $1.00 until trading resumes.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The second quarter of 2003 will be remembered for a number of extremely important events having long-term implications including; the Iraq War, passage of the U.S. economic stimulus package, the Wall Street Global Research Settlement, the lowest interest rates in forty five years and a Fed Chairman more worried about deflation than inflation.

Given the strong year-to-date gains in most indices, it appears that the market is already discounting an improved economy and profit outlook even before the positive impact of recent stimulus is experienced. While we believe the worst of the downturn is behind us, the timing and magnitude of an economic recovery is still uncertain.

However, with an accommodative Fed policy, low interest rates and some early signs of an increase in capital spending, we remain optimistic about the prospects for the market and believe that the Fund is well positioned going forward. As small cap stocks typically do well coming out of a recession, we believe that we are still in the early innings of a small cap outperformance cycle. Although a "rising tide tends to lift all boats", we are looking for "speedboats" in our portfolio, growth companies that can control their own destiny rather than "sailboat" companies waiting for a good economic tailwind.

As always, we will endeavor to invest in high quality growth companies with solid fundamentals at attractive valuations. We appreciate your investment in the Fund.

12  Semi-Annual Report                                             June 30, 2003

--------------------------------------------------------------------------------
Small Cap Growth Fund - Class A Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                                   ---------------------------------------------------------------
                                   6/30/2003(a)       2002        2001        2000      1999(a)(b)
                                   ---------------------------------------------------------------
Small Cap Growth Fund                     25.07%     (17.20)%     25.91%      33.68%          1.90%
Russell 2000(R) Growth Index              19.33      (30.26)      (9.23)     (22.43)          5.22
Russell 2000(R) Index                     17.88      (20.48)       2.49       (3.02)          4.26
                                   ---------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a year.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.


              Illustration of an assumed investment of $10,000 with
                   reinvestment of capital gain distributions

                                    [CHART]

                           12/99         6/00        12/00         6/01        12/01         6/02        12/02        6/03
                 ---------------------------------------------------------------------------------------------------------
Small Cap
Growth Fund              $10,000       14,900       13,600       16,300       17,200       16,400       14,200      17,800
                 ---------------------------------------------------------------------------------------------------------
Russell 2000(R)
Growth Index             $10,000       10,700        8,200        8,200        7,400        6,100        5,200       6,200
                 ---------------------------------------------------------------------------------------------------------
Russell 2000(R)
Index                    $10,000       10,700       10,100       10,800       10,400        9,900        8,200       9,700

Initial Public offerings (IPOs) made significant contributions to the performance of the Fund in the year 2000. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted the performance and the Fund's current performance may be more or less than that shown. Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000(R) Index.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2003                                            William Blair Funds  13

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

        ----------------------------------------------------   --------
        Shares                                                    Value
        ----------------------------------------------------   --------

        Common Stocks
        Consumer Discretionary--38.1%
          114,575   *4 Kids Entertainment, Inc................ $  2,131
           18,200   *Advisory Board Company...................      737
          101,450   *AFC Enterprises, Inc.....................    1,648
           74,625   *Alliance Gaming Corporation..............    1,411
            9,545   *Career Education Corporation.............      653
          143,575   *Chicago Pizza & Brewery, Inc.............    1,436
          308,025   *chinadotcom corporation+.................    2,587
          143,275   *Cross Country Healthcare, Inc............    1,890
           81,450   *Cumulus Media, Inc.......................    1,542
           49,150   *DeVry, Inc...............................    1,145
          525,750   *DigitalThink, Inc........................    1,656
           69,425   *Emmis Communications Corporation.........    1,593
          195,620   *eUniverse, Inc...........................      196
           80,375   *FirstService Corporation+................    1,246
           82,350   *FTI Consulting, Inc......................    2,056
           32,300   *Getty Images, Inc........................    1,334
           95,695   *Guitar Center, Inc.......................    2,775
           33,050   *Iron Mountain, Inc.......................    1,226
           71,050   *Kroll, Inc...............................    1,923
          237,600   *Labor Ready, Inc.........................    1,704
           48,740   Michaels Stores, Inc......................    1,855
          345,725   *Mikohn Gaming Corporation................    2,047
          106,685   *Monarch Casino & Resort, Inc.............      994
           75,175   *Multimedia Games, Inc....................    1,917
          151,775   *Navigant Consulting, Inc.................    1,799
           46,125   *Pre-Paid Legal Services..................    1,131
          196,540   *Princeton Review, Inc....................    1,160
           76,475   Ruby Tuesday, Inc.........................    1,891
          261,175   *Scientific Games Corporation, Class "A"..    2,455
          380,745   *SkillSoft plc - ADR......................    1,923
           82,850   Speedway Motorsports, Inc.................    2,220
           56,900   *StarTek, Inc.............................    1,496
           26,165   Strayer Education, Inc....................    2,079
           81,575   *Sylvan Learning Systems, Inc.............    1,863
          418,330   *ValueClick, Inc..........................    2,523
                                                               --------
                                                                 58,242
                                                               --------
        Health Care--14.2%
           48,835   *American Healthways, Inc.................    1,764
           81,575   *Atrix Laboratories, Inc..................    1,794
          210,525   *Axcan Pharma, Inc.+......................    2,642
          351,001   *CardioDynamics International Corporation.    1,197
          136,400   *Cell Genesys, Inc........................    1,178
           31,750   *Gen-Probe Incorporated...................    1,298
           65,325   *Integra LifeSciences Holdings Corporation    1,723
           59,280   *Kensey Nash Corporation..................    1,541
           37,400   *Stericycle, Inc..........................    1,439
           85,375   *Telik, Inc...............................    1,372
           61,275   *United Therapeutics Corporation..........    1,335
           74,215   *VistaCare, Inc., Class "A"...............    1,804
          691,625   *VitalWorks, Inc..........................    2,732
                                                               --------
                                                                 21,819
                                                               --------

----------
* Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security

        -----------------------------------------------------   --------
        Shares                                                     Value
        -----------------------------------------------------   --------

        Common Stocks--(continued)
        Financial Services--11.2%
           79,550   *Advent Software, Inc...................... $  1,345
           20,850   *Affiliated Managers Group, Inc............    1,271
          104,109   American Financial Realty Trust............    1,553
          108,355   *Corrections Corporation of America........    2,745
          117,760   *Credit Acceptance Corp....................    1,188
          101,100   *Euronet Worldwide, Inc....................    1,093
           88,300   Friedman, Billings, Ramsey Group, Inc......    1,183
           33,675   Global Payments, Inc.......................    1,195
          244,110   *iDine Rewards Network, Inc................    3,354
           74,700   Investors Financial Services Corporation...    2,167
                                                                --------
                                                                  17,094
                                                                --------
        Technology--9.5%
           65,375   *Cognizant Technology Solutions Corporation    1,593
           57,275   Harris Corporation.........................    1,721
           86,275   *Macrovision Corporation...................    1,719
          251,925   *Monolithic System Technology, Inc.........    2,282
          355,150   *New Focus, Inc............................    1,328
          259,442   *Nuance Communications, Inc................    1,401
           84,650   *OPNET Technologies, Inc...................    1,032
           58,150   *OSI Systems, Inc..........................      934
          116,165   *Semtech Corporation.......................    1,654
          131,700   *SupportSoft, Inc..........................      855
                                                                --------
                                                                  14,519
                                                                --------
        Energy--4.1%
           94,770   *Comstock Resources, Inc...................    1,296
          387,865   *Grey Wolf, Inc............................    1,567
           68,862   *National-Oilwell, Inc.....................    1,515
          143,250   *Ultra Petroleum Corporation...............    1,849
                                                                --------
                                                                   6,227
                                                                --------
        Materials and Processing--3.0%
           91,575   Airgas, Inc................................    1,534
          557,900   *Comfort Systems USA, Inc..................    1,467
          252,875   *Virbac Corporation........................    1,532
                                                                --------
                                                                   4,533
                                                                --------
        Utilities--2.0%
          199,445   *Intrado, Inc..............................    3,149
                                                                --------
        Producer Durables--1.6%
          324,155   *Crown Castle International Corporation....    2,519
                                                                --------
        Total Common Stock--83.7%
         (cost $104,795)......................................   128,102
                                                                --------

        Short-term Investments
        9,648,023   William Blair Ready Reserves Fund..........    9,648
                                                                --------
        Total Short-term Investments--6.3%
          (cost $9,648)........................................    9,648
                                                                --------
        Total Investments--90.0%
         (cost $114,443)......................................   137,750
        Cash and other assets, less liabilities--10.0%.........   15,253
                                                                --------
        Net assets--100.0%..................................... $153,003
                                                                ========

                See accompanying Notes to Financial Statements.

14  Semi-Annual Report                                             June 30, 2003

INTERNATIONAL GROWTH FUND
-------------------------

The International Growth Fund invests in a diversified portfolio of common stocks of foreign companies of all sizes, seeking common stocks of companies that historically have had and are expected to maintain superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGER - W. George Greig
---------------------------------------------------------

How did the Fund perform in the first half of the year?

The International Growth Fund posted an 11.05% gain (Class A Shares) for the six months ended June 30, 2003, in line with the Fund's benchmark, the MSCI All Country World (Free) excluding US Index, which rose 11.10%.

What were the most significant factors impacting international markets during the period?

Global equity markets remained ill at ease during the first quarter while awaiting the beginning of military action in Iraq. While there was a recovery after the war began, it was still tentative by the end of the first quarter. During the second quarter, a fairly powerful postwar relief rally took global markets to their highest levels in a year.

As it became clear that the military operation in Iraq carried no visible risk for the economic cycle, markets began to look once again for signs of potential acceleration in growth. In particular, financial stocks resumed their leadership role in global markets, buoyed by the prospects of improving credit quality, a revival in capital market activity, and a booming bond market. Technology shares also outperformed on a worldwide basis, as signs of renewed growth in Information Technology investment combined with continued strength in consumer technology adoption and use.

Regionally, the recovery picture was affected by the continued strength in the euro and the lingering aftereffects of SARS. Both of these factors tended to strengthen European returns at the expense of Asian markets, while leaving emerging markets unaffected. Continental Europe, with a high cyclical and financial content in its indices, led global markets higher in the second quarter, with the MSCI Europe ex UK index up 25.1% for the quarter.

Which areas had the biggest effect on Fund performance?

Our performance analysis for the second quarter and first half of the year reveals some cross-currents in relative return factors. Negative influences included: 1) underweighting Europe, which is consistent with global growth patterns, but not with the circumstances of the early recovery rally; 2) a growth-focused strategy, which was clearly not timely in a quarter in which value indices massively outperformed; and 3) a higher than normal cash balance, which we maintained for some time during the quarter while evaluating the duration and severity of the SARS outbreak.

Offsetting these factors to some extent was positive stock selection in Japan and Asia, as well as in the Consumer and Health Care sectors.

What is your outlook for the Fund?

Several elements in the investment environment have changed in recent weeks: the SARS crisis is no longer paralyzing economic activity in affected areas, signs of strength are building in the Japanese economy, and market interest rates have begun to rise. As corporate profits and other cyclical indicators continue to improve in the US, the conditions are falling into place to support a stronger growth picture around the world. Under these circumstances, we would expect an improved investment outlook in cyclical areas broadly, and particularly in Asia and emerging markets.

Depressants to Asian growth, including the Korean credit crunch, daiko henjo (a revision in the process by which the Japanese government allows companies to return the public portion of their pension funds), Kim Jong Il, and technology uncertainty--may all begin to fade in the second half of the year. Asia could resume its leading growth role in the global economy, as Asian consumption and foreign direct investment stimulate intra-regional trade, Western exports and commodity producers.

Although Japan had been a laggard in terms of global equity market performance during the second quarter, we expect its performance to improve in the second half of the year, as it begins to benefit from increased interest by foreign investors and its currency reverses ground. There are fairly strong signals of long-term public policy reforms in Japan and Germany. Even small improvements in the structural environment in these economies would have significant potential to enhance long-term returns on capital. In the meantime, the question for Japan is when household sector confidence will begin to rise.

Abundant global liquidity is traditionally a strong stimulus to emerging market growth. Emerging markets are leveraged to growth and liquidity through export performance, domestic credit demand, and international capital flows. Equity and bond market performance is more positively correlated than in developed markets. We believe emerging markets remain undervalued compared to the rest of the world, and we expect emerging markets to be the best performing geographic area in the months ahead.

June 30, 2003                                            William Blair Funds  15

International Growth Fund - Class A Shares
Performance Highlights*

                                   -------------------------------------------------------------
                                   6/30/03(a)      2002       2001       2000      1999     1998
                                   -------------------------------------------------------------
International Growth Fund               11.05%   (15.14)%   (13.63)%    (8.11)%   95.73%   11.18%
Morgan Stanley Capital
International (MSCI) All Country
World Free Ex-US Index                  11.10    (14.67)    (19.50)    (15.09)    30.91    14.46
Lipper International Index               9.18    (13.84)    (19.34)    (14.72)    37.83    12.66
                                   -------------------------------------------------------------
                                   (a) Total return is not annualized for periods less than one year.


                                   Illustration of an assumed investment of $10,000 with
                                   reinvestment of capital gain distributions and income
                                   dividends*

                                   [CHART]




                   12/92    12/93    12/94    12/95    12/96    12/97    12/98    12/99    12/00    12/01    12/02     6/03
---------------------------------------------------------------------------------------------------------------------------
International
Growth Fund      $10,000   13,300   13,300   14,200   15,600   16,900   18,800   36,800   33,800   29,200   24,800   27,500
---------------------------------------------------------------------------------------------------------------------------
MSCI AC WLD
Ex -US Index     $10,000   13,500   14,400   15,800   16,900   17,200   19,700   25,800   21,900   17,600   15,000   16,700
---------------------------------------------------------------------------------------------------------------------------
Lipper Int'l
Index            $10,000   13,900   13,800   15,200   17,400   18,700   21,000   29,000   24,700   19,900   17,200   18,700

Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class A shares were not in existence prior to October 21, 1999. Class A shares are not available for sale.

*Performance information for periods prior to October 21, 1999 are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

16  Semi-Annual Report                                             June 30, 2003

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

       -------------------------------------------------------- --------
       Shares                                                      Value
       -------------------------------------------------------- --------

       Common Stocks--Europe--26.2%
       Austria--1.2%
          143,700 Erste Bank Der Oester (Banking).............. $ 12,723
                                                                --------
       France--7.1%
          268,300 April S.A. (Property and casualty
                   insurance)..................................    3,772
           53,400 *Bonduelle (Food products)...................    4,270
          185,200 *Business Objects S.A.(Software).............    4,138
          412,600 Christian Dior (Apparel and luxury goods)....   16,530
          113,700 Klepierre (Finance)..........................    5,625
          107,400 Rodriquez Group (Retail trade)...............    5,876
          223,400 Societe Generale (Banking)...................   14,189
          977,800 ST Microelectronics (Electronic
                   technology).................................   20,544
                                                                --------
                                                                  74,944
                                                                --------
       Germany--5.5%
          107,900 Altana AG (Pharmaceuticals)..................    6,766
          201,400 Deutsche Boerse AG (Diversified
                   financials).................................   10,690
          175,000 Medion AG (Commercial services)..............    7,623
           59,700 Puma AG (Consumer non-durables)..............    5,942
          166,000 SAP AG (Software)............................   19,616
          112,900 Stada Arzneimittel AG (Pharmaceuticals)......    7,197
                                                                --------
                                                                  57,834
                                                                --------
       Greece--1.5%
          703,600 Coca-Cola Hellenic Bottling S.A.
                   (Beverages).................................   11,641
          243,500 Folli Follie S.A. (Apparel and footwear
                   retailer)...................................    3,749
                                                                --------
                                                                  15,390
                                                                --------
       Ireland--1.9%
        1,050,600 Anglo Irish Bank plc (Finance)...............    9,284
          241,900 *Ryanair Holdings plc--ADR (Air transport)...   10,861
                                                                --------
                                                                  20,145
                                                                --------
       Italy--1.0%
          138,292 Industria Machine Automatiche SpA (Producer
                   manufacturing)..............................    1,538
          452,400 Merloni Elettrodemestici SpA (Electronics and
                   appliances).................................    6,743
          676,100 Saeco International (Household durables).....    2,412
                                                                --------
                                                                  10,693
                                                                --------
       Netherlands--0.5%
          191,800 Euronext (Finance)...........................    4,765
                                                                --------
       Spain--1.8%
          188,800 Banco Popular Espanol (Banking)..............    9,558
          203,600 Grupo Ferrovial S.A. (Industrial services)...    5,540
          275,800 Prosegur Compania De Seguridad S.A.
                   (Commercial services).......................    4,084
                                                                --------
                                                                  19,182
                                                                --------
       Sweden--1.4%
          259,200 Gunnebo AB (Producer manufacturing)..........    4,958
          415,400 Hennes & Mauritz (Retail trade)..............    9,556
                                                                --------
                                                                  14,514
                                                                --------

       -------------------------------------------------------- --------
       Shares                                                      Value
       -------------------------------------------------------- --------

       Common Stocks--Europe--26.2%--(continued)
       Switzerland--4.3%
          245,700 Adecco S.A.(Commercial services)............. $ 10,140
          172,300 *Logitech International S.A. (Electronic
                    technology)................................    6,474
          202,900 *Micronas Semiconductor (Electronic
                    technology)................................    4,097
          438,000 UBS AG (Banking).............................   24,409
                                                                --------
                                                                  45,120
                                                                --------

       Common Stocks--United Kingdom--21.6%
        1,001,100 3i Group plc (Venture capital)...............    9,349
          887,900 *Acambis (Biotechnology).....................    5,357
        5,672,700 BG Group plc (Industrial services)...........   25,176
        2,634,971 BHP Billiton plc (Aluminum mining)...........   13,893
        1,845,200 *British Sky Broadcasting Group (Media)......   20,480
          499,000 *Cambridge Antibody Technology (Health
                   technology).................................    4,330
        3,287,000 Capita Group plc (Commercial services).......   12,279
        1,079,600 Cattle's Holdings plc (Finance and leasing)..    5,791
          437,900 Enterprise Inns (Consumer services)..........    5,852
        1,866,100 HBOS plc (Finance)...........................   24,198
          921,900 Hit Entertainment (Movies and
                   entertainment)..............................    3,756
          612,400 MAN Group plc (Finance)......................   12,106
          755,800 Reckitt Benckiser plc (Household products)...   13,892
        1,355,900 Standard Chartered plc (Banking).............   16,495
        4,941,600 Tesco plc (Food retailer)....................   17,908
       15,969,800 Vodafone Group plc (Cellular telecom)........   31,280
          183,960 Willis Group Holdings, Ltd.--ADR (Insurance
                   brokers)....................................    5,657
                                                                --------
                                                                 227,799
                                                                --------

       Common Stocks--Canada--4.9%
          378,000 *Kingsway Financial Services (Finance).......    4,562
          216,500 *MacDonald Dettwiler & Associates (IT
                   Consulting).................................    3,739
          378,800 Manulife Financial Corp. (Life and health
                   insurance)..................................   10,678
          226,200 Petro-Canada (Energy minerals)...............    9,009
          419,000 *Research in Motion Ltd. (Wireless
                   telecommunication)..........................    9,025
          306,500 *Shoppers Drug Mart Corp. (Retail trade).....    5,882
          473,000 Suncor Energy, Inc. (Energy minerals)........    8,847
                                                                --------
                                                                  51,742
                                                                --------

       Common Stocks--Bahamas--1.1%
          328,200 Ace Limited+ (Property and casualty
                   insurer)....................................   11,254
                                                                --------

       Common Stocks--Japan--21.7%
          161,500 Askul Corporation (Retail trade).............    4,984
           99,000 Belluna Company, Ltd. (Catalogs and specialty
                   distribution)...............................    4,046
        1,010,000 Calsonic Kansei (Auto components)............    6,520
          343,100 Canon, Inc. (Office electronics).............   15,767
           47,100 Cawachi Limited (Retail trade)...............    3,005
          326,200 Fanuc, Ltd. (Machinery)......................   16,188
          216,000 Hoya Corporation (Electronic technology).....   14,898
           63,400 Kappa Create Co., Ltd. (Consumer non-
                   durables)...................................    3,120

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  17

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

        ------------------------------------------------------ --------
        Shares                                                    Value
        ------------------------------------------------------ --------

        Common Stocks--Japan--21.7%--(continued)
            96,860 Keyence Corporation (Electronic technology) $ 17,772
           250,600 Komeri Co., Ltd. (Retail trade)............    4,577
           116,600 Misumi Corp. (Trading companies and
                    distributors).............................    3,987
         2,251,600 Nissan Motor Company, Ltd. (Motor vehicles)   21,558
           542,400 Nitto Denko Corporation (Electronic
                    technology)...............................   17,778
         1,574,000 Nomura Securities Co. (Finance)............   20,006
           319,700 Oracle Corp. Japan (Software)..............   11,519
           674,500 Pioneer Corp. (Household durables).........   15,189
           103,460 Plenus Co., Ltd. (Consumer services).......    2,369
         1,543,200 Sharp Corp. (Electronics)..................   19,834
           130,500 SMC Corporation (Trucks, construction and
                    farm machinery)...........................   11,004
         2,998,000 Sumitomo Trust & Banking Co. (Finance).....   10,377
            81,300 USS Co., Ltd. (Commercial services)........    4,123
                                                               --------
                                                                228,621
                                                               --------

        Common Stocks--Emerging Asia--11.4%
        China--2.5%
        10,286,300 *Convenience Retail Asia (Retail trade)....    2,388
        14,338,000 *Denway Motors (Automobiles)...............    6,481
        15,476,000 Huaneng Power International Inc. (Electric
                    utilities)................................   17,662
                                                               --------
                                                                 26,531
                                                               --------
        India--2.7%
           174,082 BFL Software, Ltd. (Information
                    technology)...............................    2,351
           177,400 Dr. Reddy's Laboratories (Pharmaceuticals).    4,194
           692,800 HDFC Bank (Banking)........................    3,875
           620,100 Housing Development Finance Corp.
                    (Financial services)......................    5,480
           168,800 Infosys Technologies, Ltd. (Consulting and
                    software services)........................   11,903
            34,453 Wockhardt, Ltd. (Health technology)........      268
                                                               --------
                                                                 28,071
                                                               --------
        Indonesia--0.4%
         2,318,623 *Bank Mandiri (Banking)....................      190
         1,151,500 Unilever Indonesia Tbk (Household and
                    personal care)............................    3,724
                                                               --------
                                                                  3,914
                                                               --------
        South Korea--1.9%
            54,800 Pulmuone Co. (Food products)...............    3,001
            57,600 Samsung Electronics Co. (Semiconductors)...   17,097
                                                               --------
                                                                 20,098
                                                               --------
        Taiwan--3.5%
         1,892,000 Ambit Microsystems (Computers).............    5,849
        13,969,982 EVA Airways (Airlines).....................    5,005
         2,384,000 Hon Hai Precisions Industry (Computers)....    8,645
         3,143,000 Quanta Computer (Computer).................    6,493
         6,576,000 *Taiwan Semiconductor (Semiconductors).....   10,830
                                                               --------
                                                                 36,822
                                                               --------
        Thailand--0.4%
        16,996,000 Land & Houses (Household durables).........    3,835
                                                               --------

        ---------------------------------------------------- ----------
        Shares                                                    Value
        ---------------------------------------------------- ----------

        Common Stocks--Asia--4.6%
        Australia--2.1%
           716,700 Macquarie Bank, Ltd. (Financial services) $   13,854
         1,631,900 Toll Holdings, Ltd. (Trucking)...........      7,755
                                                             ----------
                                                                 21,609
                                                             ----------
        Hong Kong--1.5%
         7,905,000 Li & Fung (Distribution services)........     10,187
         3,570,600 Techtronic Industries (Consumer durables)      5,998
                                                             ----------
                                                                 16,185
                                                             ----------
        Singapore--1.0%
         3,029,000 Hyflux, Ltd. (Water utilities)...........      2,236
         6,365,000 Unisteel Technology, Ltd. (Electronic
                    components).............................      2,657
           645,800 Venture Corporation, Ltd. (Electronic
                    components).............................      5,905
                                                             ----------
                                                                 10,798
                                                             ----------

        Common Stocks--Latin America--2.7%
        Brazil--0.1%
           634,100 Confeccoes Guararapes S.A.--ON (Apparel
                    retailer)...............................      1,525
                                                             ----------
        Mexico--2.6%
        11,617,400 America Movil S.A. (Communications)......     10,884
         8,022,600 *Grupo Financiero BBVA Bancomer
                    (Finance)...............................      6,757
         3,630,400 Walmart de Mexico (Retail trade).........      9,753
                                                             ----------
                                                                 27,394
                                                             ----------

        Common Stocks--Emerging Europe, Mid-East,
         Africa--2.5%
        Egypt--0.3%
           447,094 Orascom Contructions Industry
                    (Construction)..........................      3,572
                                                             ----------
        Israel--1.1%
           196,700 Teva Pharmaceutical Inds.--ADR
                    (Pharmaceuticals).......................     11,198
                                                             ----------
        South Africa--0.9%
         2,637,900 *MTN Group Ltd. (Telecommunication
                    services)...............................      5,676
         8,218,400 Network Healthcare Holdings (Health
                    services)...............................      3,745
                                                             ----------
                                                                  9,421
                                                             ----------
        Turkey--0.2%
        73,717,800 Enka Insaat (Industrial conglomerates)...      2,529
                                                             ----------
        Total Common Stock--96.7%
         (cost $908,064)....................................  1,018,228
                                                             ----------

        Preferred Stock
        Brazil--1.6%
        47,854,000 Companhia De Bebidas Das Americas
                    (Beverages).............................      9,674
           556,260 Confeccoes Guararapes S.A.--PN (Apparel
                    retailer)...............................      1,357
           517,610 Geradau S.A. (Steel).....................      5,941
                                                             ----------
        Total Preferred Stock--1.6%
         (cost $14,293).....................................     16,972
                                                             ----------

                See accompanying Notes to Financial Statements.

18  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)

           ----------------------------------------------  ----------
           Shares                                                Value
           ----------------------------------------------  ----------

           Warrants, Rights, and Other Issues
           Japan--0.0%
                9,100  Belluna Company, Ltd. (Catalogs and
                        specialty distribution)........... $       58
                                                           ----------
           Total Warrants, Rights, and Other Issues--0.0%
            (cost $9).....................................

           Short-Term Investments
           21,175,816  William Blair Ready Reserves Fund..     21,176
              473,000  American Express Demand Note, VRN
                        0.985% due 7/1/03.................        473
                                                           ----------
           Total Short-term Investments--2.1%
            (cost $21,649)................................     21,649
                                                           ----------
           Total Investments--100.4%
            (cost $944,015)...............................  1,056,907
           Liabilities, plus cash and other assets--(0.4)%     (4,006)
                                                           ----------
           Net assets--100.0%............................. $1,052,901
                                                           ==========

----------
* Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security
At June 30, 2003 the Fund's Portfolio of Investments includes the following industry categories:

          Financials...........................................  25.3%
          Consumer Discretionary...............................  21.7%
          Information Technology...............................  15.9%
          Industrials and Services.............................   9.9%
          Healthcare...........................................   9.7%
          Consumer Staples.....................................   7.3%
          Telecommunication Services...........................   3.2%
          Utilities............................................   3.2%
          Energy...............................................   2.0%
          Materials............................................   1.8%
                                                                ------
                                                                100.0%
                                                                ======

At June 30, 2003 the Fund's Portfolio of Investments includes the following currency categories:

          Japanese Yen.........................................  22.1%
          British Pound Sterling...............................  21.5%
          Euro.................................................  19.8%
          Canadian Dollar......................................   5.0%
          Swiss Franc..........................................   4.4%
          Hong Kong Dollar.....................................   4.1%
          United States Dollar.................................   3.8%
          Taiwan Dollar........................................   3.6%
          Indian Rupee.........................................   2.7%
          Mexico Nuevo Peso....................................   2.7%
          Australian Dollar....................................   2.1%
          South Korean Won.....................................   1.9%
          Brazilian Real.......................................   1.8%
          Swedish Krona........................................   1.4%
          Singapore Dollar.....................................   1.0%
          All other currencies.................................   2.1%
                                                                ------
                                                                100.0%
                                                                ======

                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  19

VALUE DISCOVERY FUND
--------------------

The Value Discovery Fund invests primarily in a diversified portfolio of equity securities of small companies believed to offer a long-term investment value.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS - David Mitchell and Capucine "Cappy"
-----------------------------------------------------------------------------
                                                      Price
                                                      -----

How did the Fund perform in the first half of the year?

The Value Discovery Fund posted an 11.20% gain on a total return basis (Class A Shares) for the six months ended June 30, 2003. By comparison, the Fund's primary benchmark, the Russell 2000(R) Index, increased 17.88% and the Russell 2000(R) Value Index, rose 16.49%.

What were the most significant factors impacting Fund performance?

As our shareholders no doubt have heard us say before, the Fund seeks to identify undervalued companies with sound business fundamentals: "broken stocks not broken companies." The Fund's outstanding performance results in the second quarter provided an excellent validation of this investment approach.

Three of the Fund's weakest performers in the first quarter experienced a near complete reversal in the second quarter (Graftech International, Elizabeth Arden and LSI). In every case, the share prices of these stocks reflected the decidedly negative market sentiment surrounding each company--in spite of what we considered to be intact business fundamentals. While the first quarter was an especially tough one for the Fund--it was the third worst in our history--our patience was well rewarded in the second quarter.

What were among the best performing investments for the Fund?

Graftech International, the leading producer of graphite electrodes for the steel industry and one of the poorest performers in the first quarter, had come under pressure along with other steel stocks. The company also had been removed from the Standard & Poor's Small Cap Stock Index, and index fund managers subsequently sold the stock out of their portfolios. During the second quarter, however, Graftech's management did an excellent job of communicating news to investors, and allaying fundamental concerns about the company. In addition, due to extremely tight conditions, with no new capacity in sight, the graphite electrode industry is on of the few, if any, fields exhibiting pricing power.

Elizabeth Arden, a manufacturer of prestige fragrances and related cosmetic products, was hurt during the first quarter by its perceived exposure to the slowdown in the travel industry as a result of the Iraq conflict and the SARS outbreak, as the company realizes some revenues from airport duty-free shops. We viewed this situation as an aberration, and an excuse on the part of some investors to take the share price lower, regardless of whether the reasons were reality-based or not. As worries over the war's effect on the economy abated, and SARS became successfully contained, Elizabeth Arden's share price rebounded.

The performance of several of our Health Care holdings also is worth noting. Health Care was the strongest-performing sector for the Fund on a year-to-date basis at quarter end.

SOLA International, the second-largest manufacturer of eyeglass lenses in North America, experienced continued strong earnings momentum with its third consecutive positive North American revenue quarter--following seven quarters of softness in this region. Alpharma was boosted by a significant change in its management team during the last nine months, as well as the company's ability to hit its earnings numbers, while SICOR, one of the top companies likely to be part of the emerging generic biotechnology drug industry, benefited from increased investor interest.

Other significant contributors to the Fund's performance during the second quarter included Navigant Consulting, a specialized, independent consulting firm, Ryder Systems, a transportation company, and LSI, the leading company in graphic imaging.

Were there any investments or areas that did not measure up to your expectations?

We would be hard pressed to identify specific sectors or issues that did not measure up, although our net cash position--at 4.2% at June 30, 2003, compared to 1.7% at the end of 2002--was higher than we would have otherwise preferred.

What is your outlook for the Fund?

Our outlook could be best described as cautious optimism.

Across all sectors we would characterize the economic outlook as promising, although the extent of the recovery has not been borne out. Many of the companies in the industries in which the Fund has invested--such as retailers, transportation, staffing and services companies--seemed poised for an upturn. The consumer continues to provide support to the economy and the outlook for technology spending by companies does not seem as dry as it has been in recent years.

As always, our work to find promising candidates for the Fund's portfolio of investments continues regardless of the strength--or lack thereof--in the economy. Overall we remain very secure with the companies we own in the Fund's portfolio and their inherent value.

20  Semi-Annual Report                                             June 30, 2003

--------------------------------------------------------------------------------
Value Discovery Fund - Class A Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights*
--------------------------------------------------------------------------------

                                   ------------------------------------------------------------------------
                                   6/30/2003(a)       2002        2001        2000        1999       1998
                                   ------------------------------------------------------------------------
Value Discovery Fund                      11.20%     (10.54)%     17.42%      19.09%       6.12%      0.41%
Russell 2000(R) Index                     17.88      (20.48)       2.49       (3.02)      21.26      (2.55)
Russell 2000(R) Value Index               16.49      (11.43)      14.03       22.83       (1.49)     (6.45)
                                   ------------------------------------------------------------------------
                                   (a)  Total return is not annualized for periods less than one year.

                                   Illustration of an assumed investment of $10,000
                                   with reinvestment of capital gain distributions and
                                   income dividends*

                                    [CHART]


                      12/96    6/97   12/97    6/98   12/98    6/99   12/99    6/00   12/00    6/01   12/01     6/02   12/02    6/03
------------------------------------------------------------------------------------------------------------------------------------
Value Discovery
Fund               $ 10,000  11,100  13,300  14,600  13,400  13,500  14,200  15,900  16,900  19,700  19,800   22,300  17,800  19,700
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)
Index              $ 10,000  11,000  12,200  12,800  11,900  13,000  14,500  14,900  14,000  15,000  14,400   13,700  11,400  13,500
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)
Value              $ 10,000  11,500  13,200  13,800  12,300  13,000  12,100  12,900  14,900  16,800  17,000   18,200  15,100  17,600

Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares were not in existence prior to November 2, 1999. Class A shares are not available for sale.

*Performance information for periods prior to November 2, 1999 are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index. The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2003                                            William Blair Funds  21

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all dollar amounts in thousands) (unaudited)


          -------------------------------------------------- --------
          Shares                                                Value
          -------------------------------------------------- --------

          Common Stocks
          Financial Services--21.3%
             106,185 American Financial Realty Trust........ $  1,583
             181,905 AmerUs Group, Class "A"................    5,128
              64,900 Astoria Financial Corporation..........    1,813
              82,250 Bank of Hawaii Corporation.............    2,727
             285,500 Brandywine Realty Trust................    7,029
              49,771 City Bank (Lynnwood, WA)...............    1,347
              95,200 First Financial Holdings, Inc..........    2,574
             107,000 Hudson United Bancorp..................    3,654
              96,800 MONY Group, Inc........................    2,609
             316,070 Ryder System, Inc......................    8,098
              82,800 Seacoast Financial Services Corporation    1,639
              75,815 *Silicon Valley Bancshares.............    1,805
             142,445 *United Rentals, Inc...................    1,979
                                                             --------
                                                               41,985
                                                             --------
          Consumer Discretionary--17.3%
             174,200 Cadmus Communications Corporation......    1,549
             427,600 *Elizabeth Arden, Inc..................    5,631
              94,600 Ethan Allen Interiors Inc..............    3,326
             186,700 *Gadzooks, Inc.........................    1,060
             167,300 Hollinger International, Inc...........    1,802
             100,600 *Michaels Stores, Inc..................    3,829
             330,505 *Navigant Consulting, Inc..............    3,916
             312,600 *Prime Hospitality Corporation.........    2,097
             134,100 *Sharper Image Corporation.............    3,657
              88,700 *United Stationers, Inc................    3,208
             427,800 *Whitehall Jewellers, Inc..............    3,880
                                                             --------
                                                               33,955
                                                             --------
          Materials and Processing--13.2%
             128,800 Ferro Corporation......................    2,902
           1,162,700 *GrafTech International Ltd............    6,337
             181,700 *Jones Lang LaSalle, Inc...............    2,871
             369,150 LSI Industries, Inc....................    4,098
             117,870 *NCI Building Systems, Inc.............    1,968
             138,365 Spartech Corporation...................    2,935
             288,750 Watsco, Inc............................    4,782
                                                             --------
                                                               25,893
                                                             --------
          Health Care--9.6%
             168,800 Alpharma, Inc., Class "A"..............    3,646
             187,200 *First Health Group Corporation........    5,167
             233,630 *SICOR, Inc............................    4,752
             309,360 *SOLA International, Inc...............    5,383
                                                             --------
                                                               18,948
                                                             --------
          Producer Durables--7.6%
             304,000 *Artesyn Technologies, Inc.............    1,705
             127,600 Belden, Inc............................    2,028
             128,800 *Denison International, plc--ADR.......    2,479
             102,785 *Flowserve Corporation.................    2,022
              93,500 Pentair, Inc...........................    3,652
             162,200 Robbins & Myers, Inc...................    3,001
                                                             --------
                                                               14,887
                                                             --------

----------
* Non-income producing
ADR = American Depository Receipt

             ----------------------------------------------  --------
             Shares                                              Value
             ----------------------------------------------  --------

             Common Stocks--(continued)
             Technology--7.1%
                256,967   *Avnet, Inc....................... $  3,258
                205,340   *Borland Software Corporation.....    2,006
                195,095   *Checkpoint Systems, Inc..........    2,761
                201,410   *Overland Storage, Inc............    4,097
                112,800   *SPSS, Inc........................    1,888
                                                             --------
                                                               14,010
                                                             --------
             Autos and transportation--6.9%
                 78,225   BorgWarner, Inc...................    5,038
                 52,855   *Landstar System, Inc.............    3,322
                133,615   *SCS Transportation, Inc..........    1,688
                151,625   *Yellow Corporation...............    3,510
                                                             --------
                                                               13,558
                                                             --------
             Energy--5.2%
                116,695   *Forest Oil Corporation...........    2,931
                661,400   *Newpark Resources, Inc...........    3,624
                326,700   *Veritas DGC, Inc.................    3,757
                                                             --------
                                                               10,312
                                                             --------
             Consumer Staples--4.6%
                103,950   *Dean Foods Company...............    3,274
                434,500   *Del Monte Foods Company..........    3,841
                 75,000   *Robert Mondavi Corp., Class "A"..    1,898
                                                             --------
                                                                9,013
                                                             --------
             Utilities--3.0%
                239,500   Atmos Energy Corporation..........    5,940
                                                             --------
             Total Common Stock--95.8%
              (cost $164,982)...............................  188,501
                                                             --------

             Short-Term Investments
             10,195,358   William Blair Ready Reserves Fund.   10,195
                                                             --------
             Total Short-term Investments--5.2%
              (cost $10,195)................................   10,195
                                                             --------
             Total Investments--101.0%
              (cost $175,177)...............................  198,696
             Liabilities, plus cash and other assets--(1.0)%   (1,920)
                                                             --------
             Net assets--100.0%............................. $196,776
                                                             ========

                See accompanying Notes to Financial Statements.

22  Semi-Annual Report                                             June 30, 2003

INCOME FUND
-----------

The Income Fund invests primarily in a diversified portfolio of intermediate-term income producing securities, including government securities, U.S. dollar-denominated corporate bonds and notes, collateralized obligations and money market instruments that are rated in one of the top three categories.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS - James S. Kaplan and Christopher T.
----------------------------------------------------------------------------
                                                        Vincent
                                                        -------

How did the Fund perform in the first half of the year?

The Income Fund posted a 2.93% gain on a total return basis (Class A Shares) for the six months ended June 30, 2003. By comparison, the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, increased 4.27%, while the Fund's peer group, the Morningstar Short-term Bond Category, rose 2.13%.

What were the most significant factors impacting Fund performance?

The most significant factor impacting Fund performance was the 0.25% to 0.30% decline in interest rates across the yield curve over the course of the second quarter. This decrease in interest rates was validated by the Federal Reserve's 0.25% reduction in the federal funds rate on June 25. The reduction in interest rates helped boost the price of non-callable, structured securities.

Also having a pronounced positive impact on the Fund was the strong performance of the Corporate bond market, which capped an eight-month rally in bond prices and undoubtedly the best performance in the history of the market. Corporate bonds were the top-performing asset class within the high-grade fixed income market. Within the Corporate bond sector the rally was led by lower quality issues, whose interest rate spreads over U.S. Treasury securities had widened the most over the last year, reflecting the premium investors were demanding for this type of debt in an uncertain economic environment. As the prospects for the economy improved, this premium narrowed and prices on lower quality issues soared.

The Fund's Asset-backed and Mortgage-backed issues performed well, but not to the degree that Corporate bonds did. In a market where investors were desperate for higher yields, they were unable to obtain them through the Mortgage-backed sector, largely because of the increase in prepayments. Corporate bonds, in turn, have been the beneficiaries of this market environment, offering higher absolute yields, and securities that are non-callable. This very strong trend is likely to prevail in the coming months as mortgages continue to be refinanced.

Which investment strategies enhanced the Fund's return? Were there any investment strategies that produced the best results?

During the second quarter we continued to increase our commitment to Corporate bonds, with our weighting in the sector increasing by 3%, ending the quarter at 30%.

The Fund also benefited from its overweighting in the Mortgage-backed and Asset-backed sectors versus Treasury securities. Although the Mortgage-backed market was literally decimated by the heavy ongoing prepayment wave of bonds being called away through mortgage refinancings, our research within this sector has enabled us to own securities which have prepaid considerably slower than the market. In fact, we would estimate that our Mortgage-backed issues prepaid at a rate that was approximately half the speed of the overall Mortgage-backed security universe.

What were among the best performing sectors for the Fund?

In both the first and second quarters, Cable, Media and Telecommunications companies were among the best-performing sectors for Fund. Many of these companies have reduced debt and repaired their balance sheets following the difficult years of 2001 and 2002, and the perception in the marketplace is that these companies offer greater stability and value to investors.

Among individual Corporate bond issues, Comcast, Cox, Boeing and HSBC were all standout performers for the Fund.

What were among the weakest performing sectors for the Fund?

Within our Mortgage-backed holdings, some of our issues prepaid faster than we had hoped, which was disappointing, albeit not completely unexpected, given the market environment.

Reflecting the very competitive environment in the automotive industry and Auto Finance sector, our Daimler Chrysler and GMAC bonds also did not perform as well as we would have liked, although the issues still produced positive excess returns.

Some Asset-backed manufactured housing issues that the Fund owns continued to remain under pressure, reflecting weakness in that sector that resulted from concern about companies involved in the sub-prime lending business. We have, however, seen improvement in prices of these issues.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Our outlook remains cautiously optimistic. We believe interest rates will have a neutral to slightly higher bias as the year progresses, but we do not think the Federal Reserve Board will move to raise interest rates any time soon. In fact, we believe that the Federal Reserve may allow faster-than-trend economic growth, to ensure that the economy remains on solid footing and the threat of deflation dissipates. In other words, while the bond market may from time to time reflect concern that economic activity has begun to gather steam, other factors--such as the stubbornly high unemployment rate--may preclude the Federal Reserve from making any attempts to raise rates.

Our positioning of the portfolio continues to be conservative and somewhat defensive--in the expectation rates may gradually move higher--but we do not expect that to happen in the next quarter. Consequently, our strategy is to maintain the Fund's attractive level of current income while maintaining a guarded stance with respect to the outlook for interest rates.

We continue to favor the Corporate bond market, but will be wary of what is historically a difficult period for equities and Corporate Bonds--the third quarter. Nonetheless, the yield advantage and relatively tight supply of issues within this sector of the market leads us to believe that yield spreads will remain stable over the balance of the year.

June 30, 2003                                            William Blair Funds  23

Income Fund - Class A Shares

Performance Highlights*

                                   -----------------------------------------------------------------------
                                   6/30/2003(a)       2002        2001        2000        1999       1998
                                   -----------------------------------------------------------------------
Income Fund                                2.93%       7.86%       7.26%      10.20%        .27%      6.80%
Lehman Intermediate
Government/Credit Bond Index               4.27        9.84        8.96       10.12         .39       8.44
                                   -----------------------------------------------------------------------

(a) Total return is not annualized for periods less than one year.

     Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends*

                                    [CHART]

                       1992     1993     1994     1995      1996      1997      1998      1999     2000    2001      2002      6/03
------------------------------------------------------------------------------------------------------------------------------------
Income
Fund                 $10,000   10,700   10,600   12,100    12,500    13,400    14,400    14,400   15,900   17,000   18,400    18,900
------------------------------------------------------------------------------------------------------------------------------------
Lehman
Intermed.            $10,000   10,900   10,700   12,300    12,800    13,800    15,000    15,000   16,600   18,000   19,800    20,700
Gov/Credit Bond

Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A shares were not in existence prior to October 25, 1999. Class A shares are not for sale.

*Performance information for periods prior to October 25, 1999 are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all investments in the Fund performed as well, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

24  Semi-Annual Report                                             June 30, 2003

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all amounts in thousands) (unaudited)


         Principal
         Amount                                                   Value
         ----------------------------------------------------  --------

         U.S. Government and U.S. Government Agency
          Guaranteed Obligations--43.7%
         U.S. Treasury--5.4%
         $  3,000  U.S. Treasury Note, 6.000%, due 8/15/09.... $  3,539
            8,075  U.S. Treasury Note, 6.500%, due 2/15/10....    9,796
         --------                                              --------
           11,075  Total U.S. Treasury Obligations............   13,335
         --------                                              --------

         U.S. Government Guaranteed Obligations--1.0%
         Veterans Administration--0.9%
            2,251  Vendee Mortgage Trust, 96-3 2J, 7.750%, due
         --------   6/15/05...................................    2,308
                                                               --------
         Small Business Administration--0.1%
               --  Receipt for Multiple Originator Fees, #3,
                   0.814%, due 11/01/08 (Interest Only) WAC...       66
              231  Loan #100023, 9.375%, due 11/25/14.........      257
         --------                                              --------
              231  Total Small Business Administration
         --------   Obligations...............................      323
                                                               --------

         U.S. Government Agency Guaranteed
          Obligations--37.3%
         Federal Home Loan Mortgage Corp. (FHLMC)--24.2%
            2,159  #G10067, 7.000%, due 1/1/08................    2,280
              684  #G10147, 8.500%, due 2/1/08................      740
            3,112  #1612, Tranche SE, 8.100%, due 11/15/08,
                    VRN.......................................    3,303
            1,762  #G90028, 7.000%, due 5/15/09...............    1,886
            1,981  #G90019, 7.500%, due 12/17/09..............    2,127
            5,500  7.000%, due 3/15/10........................    6,742
            1,646  #E65418, 7.000%, due 8/1/10................    1,738
            1,847  #G10457, 7.000%, due 2/1/11................    1,964
            1,586  #E00436, 7.000%, due 6/1/11................    1,686
            4,432  #E90630, 6.000%, due 7/1/12................    4,621
            1,195  #G10708, 6.500%, due 8/1/12................    1,258
              623  #G11218, 7.000%, due 10/1/12...............      662
            3,710  #E96147, 5.000%, due 5/1/13................    3,880
            3,167  #E72924, 7.000%, due 10/1/13...............    3,366
            3,854  #E00639, 5.000%, due 3/1/14................    4,012
            1,293  #E81908, 8.500%, due 12/1/15...............    1,406
            3,251  #G90022, 8.000%, due 9/17/16...............    3,556
            3,543  #E90398, 7.000%, due 5/1/17................    3,763
            4,168  #G90027, 6.000%, due 11/17/17..............    4,396
              750  #C67537, 9.500%, due 8/1/21................      833
            1,811  #1578, Tranche H, 6.650%, due 7/15/22......    1,828
            3,241  #G21, Tranche J, 6.250%, due 8/25/22.......    3,321
         --------                                              --------
           55,315  Total FHLMC Mortgage Obligations...........   59,368
         --------                                              --------

                                                        NRSRO
         Principal                                     Rating
         Amount                                   (unaudited)    Value
         ---------------------------------------- ----------- --------

         Federal National Mortgage Association
          (FNMA)--13.1%
         $  2,390 #545560, 8.000%, due 5/1/07....             $  2,549
              800 #1993-221, Tranche SG, 12.992%,
                   due 12/25/08, VRN.............                  919
            2,205 #695512, 8.000%, due 9/1/10....                2,369
            1,972 #313816, 6.000%, due 4/1/11....                2,066
              859 #577393, 10.000%, due 6/1/11...                  969
            4,487 #254705, 5.500%, due 3/1/13....                4,700
            1,876 #254788, 6.500%, due 4/1/13....                1,985
            1,991 #577395, 10.000%, due 8/1/11...                2,256
            1,120 #593561, 9.500%, due 8/1/14....                1,245
            3,809 #567027, 7.000%, due 9/1/14....                4,053
            2,369 #598453, 7.000%, due 6/1/15....                2,523
            2,740 #1996-14, Tranche B, 3.801%,
                   due 4/25/23...................                2,753
               11 #1993-19, Tranche SH, 11.233%,
                   due 4/25/23, VRN..............                   15
            1,993 #254797, 5.000%, due 6/1/23....                2,033
               18 #1994-72, Tranche SA, 9.750%,
                   due 4/25/24, VRN..............                   19
            1,550 TBA, 6.500%, due 11/1/32.......                1,639
         --------                                             --------
           30,190 Total FNMA Mortgage
         --------  Obligations...................               32,093
                                                              --------
           99,062 Total U.S. Government and
         --------  U.S. Government Agency                      107,427
                   Guaranteed Obligations........             --------

         Collateralized Mortgage Obligations--24.8%
              336 Prudential Home Mortgage
                   Securities, 1992-13, Tranche
                   B-2, 7.500%, due 6/25/07......      A           337
            2,500 Security National Mortgage Loan
                   Trust, 2002-2A, Tranche M2,
                   6.460%, due 8/25/08...........     A+         2,571
            2,136 Countrywide Alternative Loan
                   Trust, 2003-11T1, Tranche M,
                   4.750% due 7/25/18............     AA         2,168
            3,181 Cityscape Home Equity Loan
                   Trust, 1997-4, Tranche M2,
                   7.710%, due 10/25/18..........      A         3,296
            2,960 Security National Mortgage Loan
                   Trust, 2001-2A, Tranche B,
                   8.100%, due 10/25/20..........     BBB        3,056
            3,172 Countrywide, 2001-HLV1,
                   Tranche B1 9.385%, due
                   5/10/22.......................    BBB         3,380
            1,502 First Plus, 1998-3, Tranche A7,
                   6.950%, due 10/10/22..........    Aaa         1,544
            2,229 First Plus, 1997-4, Tranche M2,
                   7.330%, due 9/11/23...........      A         2,298
            1,750 First Plus, 1997-4, Tranche A8,
                   7.310%, due 9/11/23...........    AAA         1,803
            1,317 First Plus, 1998-2 Tranche M2,
                   7.510%, due 5/10/24...........     A2         1,367
              373 First Plus, 1998-3 Tranche M2,
                   7.420%, due 5/10/24...........     A2           390
            2,187 Security National Mortgage Loan
                   Trust, 2000-2, Tranche B,
                   9.510%, due 9/25/24...........     A2         2,344


                See accompanying Notes to Financial Statements.

June 30, 2003                                           William Blair Funds  25

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2003 (all amounts in thousands) (unaudited)


                                                         NRSRO
       Principal                                        Rating
       Amount                                      (unaudited)     Value
       ------------------------------------------- ----------- ---------

       Collateralized Mortgage Obligations--(continued)
       $    630 Security National Mortgage Loan
                 Trust, 2001-2A, Tranche M,
                 8.100%, due 11/25/24.............       A     $     661
          2,466 Security National Mortgage Loan
                 Trust, 2000-1, Tranche B,
                 9.250%, due 2/25/25..............      A2         2,547
          2,345 CIT Group Home Equity Loan Trust,
                 98-1 M2, 6.720%, due 9/15/27.....      A-         2,449
          2,100 GMAC Mortgage Corporation Loan
                 Trust, 2000-CL1, Tranche M,
                 8.720%, due 6/25/26..............       A         2,222
          3,103 Structured Asset Securities
                 Corporation, 1997-4, Tranche B2,
                 6.986%, due 12/25/27.............     AA+         3,135
          4,425 Green Tree Home Improvement
                 Loan Trust, 1998-E, Tranche
                 HEM2, 7.270%, due 6/15/28........      A2         4,610
            986 Security National Mortgage Loan
                 Trust, 2001-1, Tranche B,
                 8.070%, due 11/25/28.............       A         1,036
          3,915 Delta Funding Home Equity Loan
                 Trust, 2000-2, Tranche A6F,
                 7.970%, due 8/15/30..............     AAA         4,135
          4,500 Green Tree Financial Corporation,
                 1999-5, Tranche A4, 7.330%,
                 due 4/1/31.......................      AA         4,613
          2,000 Countrywide, 2000-2, Tranche MF2,
                 9.000%, due 6/25/31..............       A         2,142
          3,423 GRP Real Estate Asset Trust,
                 2003-1, Tranche A, 5.970%, due
                 11/25/32.........................       A         3,418
          5,886 Merit Securities Corp., Series 13,
       --------
                 Tranche M2, 7.880%,
                 due 12/28/33.....................      A2         5,460

                                                               ---------
         59,422 Total Collateralized Mortgage
       --------
                 Obligations......................                60,982

                                                               ---------

       Corporate Obligations--29.9%
          2,000 Abbott Laboratories 5.625%,
                 due 7/1/06.......................      AA         2,214
          3,325 Block Financial Corporation,
                 8.500%, due 4/15/07..............    BBB+         3,930
          2,000 AT&T Wireless Services, Inc.,
                 7.500%, due 5/1/07...............     BBB         2,305
          2,000 Mellon Bank NA, 7.375%,
                 due 5/15/07......................       A         2,347
          2,775 Applied Materials, Inc., 6.750%,
                 due 10/15/07.....................      A-         3,152
          2,200 CIT Group Inc., 5.500%,
                 due 11/30/07.....................       A         2,380
          2,550 DaimlerChrysler, NA Holdings,
                 4.750%, due 1/15/08..............      A3         2,616
          2,200 Lehman Brothers Holdings 4.000%,
                 due 1/22/08......................       A         2,293

----------
WAC = Weighted Average Coupon
VRN = Variable Rate Note
NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody's or Fitch

                                                           NRSRO
       Principal                                          Rating
       Amount                                        (unaudited)    Value
       --------------------------------------------- ----------- --------

       Corporate Obligations--(continued)
       $   1,650 Target Corporation, 3.375%,
                  due 3/1/08........................      A+     $  1,690
           2,350 Wells Fargo Company, 3.500%,
                  due 4/4/08........................      A+        2,424
           2,225 Cardinal Health, Inc., 6.250%,
                  due 7/15/08.......................       A        2,565
           3,475 ConocoPhillips, Inc. 8.750%, due
                  5/25/10...........................      A-        4,523
           2,300 Household Finance Corporation,
                  8.000%, due 7/15/10...............       A        2,853
           2,399 Boeing Capital Corporation, 7.375%,
                  due 9/27/10.......................       A        2,843
           2,500 Citigroup, Inc., 7.250%, due
                  10/1/10...........................      A+        3,029
           2,125 Comcast Cable Communications
                  Corp., 6.750%, due 1/30/11........     BBB        2,439
           3,200 Morgan Stanley, 6.750%, due
                  4/15/11...........................      A+        3,743
           4,000 General Motors Acceptance
                  Corporation, 6.875%, due
                  9/15/11...........................     BBB        4,013
           2,000 Ford Motor Credit Co., Inc. 7.250%,
                  due 10/25/11......................     BBB        2,056
           2,850 National Rural Utility Cooperative,
                  7.250%, due 3/1/12................       A        3,413
           2,425 GE Capital Corporation, 6.000%,
                  due 6/15/12.......................     AAA        2,737
           2,500 SLM Corporation, 5.125%,
                  due 8/27/12.......................       A        2,656
           2,550 Verizon Global Funding
                  Corporation, 7.375%, due
                  9/1/12............................      A+        3,110
           2,300 Cox Communications Inc., 7.125%,
                  due 10/1/12.......................     BBB        2,747
           3,200 IBM Corporation, 4.750%,
                  due 11/29/12......................      A+        3,363
           1,900 Ohio Power Company, 5.500%,
       ---------
                  due 2/15/13.......................       A        2,042

                                                                 --------
          64,999 Total Corporate Obligations........               73,483
       ---------                                                 --------
        _223,483 Total Long Term Investments--98.5%
                   (Cost $233,426)..................              241,892
                                                                 --------

       Short-Term Investments--1.2%
           1,567 American Express Corporation,
                  VRN 0.985%, due 7/1/02............      A+        1,567
           1,500 Sears, Roebuck Corporation 1.261%,
       ---------  due 7/30/03.......................       A        1,500
                                                                 --------
           3,067 Total Short-Term Investments
       ---------
                   (Cost $3,067)....................                3,067

                                                                 --------
       $ 226,550 Total Investments--99.7%
       =========
                   (Cost $236,493)..................              244,959
                 Cash and other assets, less
                  liabilities--0.3%.................                  614

                                                                 --------
                 Net Assets--100.0%.................             $245,573

                                                                 ========


                See accompanying Notes to Financial Statements.

26  Semi-Annual Report                                            June 30, 2003

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2003 (all dollar amounts in thousands) (unaudited)

                                                              Tax -      Large Cap    Small Cap
                                                             Managed       Growth       Growth
                                             Growth Fund   Growth Fund      Fund         Fund
                                             -----------   -----------   ----------   ----------
Assets
Investments in securities, at cost           $   221,680   $     4,974   $    4,438   $  104,795
Investments in Affiliated Fund, at cost                2           438          191        9,648
                                             -----------   -----------   ----------   ----------
Investments in securities, at value          $   266,010   $     5,567   $    4,746   $  128,102
Investments in Affiliated Fund, at value               2           438          191        9,648
Receivable for fund shares sold                      101            --           --       16,468
Receivable for investment securities sold          1,010            43           --          327
Receivable from Advisor                               --             4            4           --
Dividend and interest receivable                     112             4            2           34
Prepaid insurance                                      3            --           --            1
                                             -----------   -----------   ----------   ----------
   Total assets                                  267,238         6,056        4,943      154,580

Liabilities
Payable for investment securities
 purchased                                           379            61           --        1,154
Payable for fund shares redeemed                     579            --           --          258
Management fee payable                               181             4            4          105
Distribution  and shareholder services
 fee payable                                           8            --           --           12
Other accrued expenses                                90            13           12           48
                                             -----------   -----------   ----------   ----------
   Total liabilities                               1,237            78           16        1,577
                                             -----------   -----------   ----------   ----------
      Net Assets                             $   266,001   $     5,978   $    4,927   $  153,003
                                             ===========   ===========   ==========   ==========
Capital
Composition of Net Assets
   Par value of shares of beneficial
    interest                                 $        30   $         1   $        1   $        9
   Capital paid in excess of par value           271,731         7,726       10,283      136,458
   Undistributed net investment income
    (loss)                                          (647)          (16)         (11)        (511)
   Acculmulated realized gain  (loss)            (49,443)       (2,326)      (5,654)      (6,260)
   Net unrealized appreciation
    (depreciation) of investments and
    foreign currencies                            44,330           593          308       23,307
                                             -----------   -----------   ----------   ----------
      Net Assets                             $   266,001   $     5,978   $    4,927   $  153,003
                                             ===========   ===========   ==========   ==========
Class A Shares
   Net Assets                                $         2   $         2   $        1   $        4
   Shares Outstanding                                200           200          200          200
   Net Asset Value Per Share                 $      8.81   $      7.42   $     5.23   $    17.15
Class B Shares
   Net Assets                                $         1   $         1   $        1   $        3
   Shares Outstanding                                200           200          200          200
   Net Asset Value Per Share                 $      8.53   $      7.22   $     5.08   $    16.69
Class C Shares
   Net Assets                                $         1   $         1   $        1   $        3
   Shares Outstanding                                200           200          200          200
   Net Asset Value Per Share                 $      8.52   $      7.22   $     5.07   $    16.69

                 See accompanying Notes to Financial Statements.

June 30, 2003                                            William Blair Funds  27

--------------------------------------------------------------------------------
Statements of  Operations
--------------------------------------------------------------------------------
for the Period Ended June 30, 2003 (all dollar amounts in thousands) (unaudited)

                                                              Tax -      Large Cap    Small Cap
                                                             Managed       Growth       Growth
                                             Growth Fund   Growth Fund      Fund         Fund
                                             -----------   -----------   ----------   ----------
Investment income
   Dividends                                 $       587   $        17   $       16   $      109
   Less foreign tax withheld                          (4)           --           --           --
   Interest                                           --            --           --           --
                                             -----------   -----------   ----------   ----------
                                                     583            17           16          109
Expenses
   Investment advisory fees                          911            21           18          474
   Distribution fees                                  44            --           --           36
   Shareholder services fees                          --            --           --           --
   Custodian fees                                     34             6            7           25
   Transfer agent fees                               125             4            4           33
   Professional fees                                  29             9            8           20
   Registration fees                                  14            13           13           14
   Other expenses                                     73             7            1           36
                                             -----------   -----------   ----------   ----------
      Total expenses before waiver                 1,230            60           51          638
         Less expenses waived and
          absorbed by the Advisor                     --           (27)         (24)         (18)
                                             -----------   -----------   ----------   ----------
      Net expenses                                 1,230            33           27          620
                                             -----------   -----------   ----------   ----------
      Net investment income (loss)                  (647)          (16)         (11)        (511)
Net realized  and  unrealized  gain
 (loss) on investments, foreign
 currency transactions and other assets
 and liabilities
   Net realized gain (loss) on investments       (16,998)         (464)        (562)       2,777
                                             -----------   -----------   ----------   ----------
Change in net unrealized appreciation
 (depreciation) on investments and
 other assets and liabilities                     40,788           922          992       21,091
                                             -----------   -----------   ----------   ----------
Net increase (decrease) in net assets
 resulting from operations                   $    23,143   $       442   $      419   $   23,357
                                             ===========   ===========   ==========   ==========

                 See accompanying Notes to Financial Statements.

28  Semi-Annual Report                                             June 30, 2003

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
for the Period Ended June 30, 2003 and the Year Ended December 31, 2002 (all amounts in thousands) (Unaudited)

                                                                               Tax-                  Large                  Small
                                                                              Managed                 Cap                    Cap
                                                       Growth                 Growth                 Growth                 Growth
                                                        Fund                   Fund                   Fund                   Fund
                                       ------------------------   -------------------   --------------------   --------------------
                                           2002         2001        2002       2001       2002       2001        2002        2001
                                       -----------   ----------   --------   --------   --------   ---------   ---------   --------
Operations
   Net investment income (loss)        $      (647)  $   (1,634)  $    (16)  $    (30)  $    (11)  $     (24)  $    (511)  $   (795)
   Net realized gain (loss) on
    investments, futures, foreign
    currency transactions and other
    assets and liabilties                  (16,998)     (22,469)      (464)      (906)      (562)     (1,403)      2,777     (6,617)
   Change in net unrealized
    appreciation (depreciation)
    on investments, foreign
    currency transactrions and
    other assets and liabilities            40,788      (71,443)       922       (842)       992        (357)     21,091     (6,949)
                                       -----------   ----------   --------   --------   --------   ---------   ---------   --------
      Net increase (decrease) in net
       resulting from operations            23,143      (95,546)       442     (1,778)       419      (1,784)     23,357    (14,361)
Distributions to shareholders from
   Net investment income                        --           --         --         --         --          --          --         --
   Net realized gain                            --           --         --         --         --          --          --         --
                                       -----------   ----------   --------   --------   --------   ---------   ---------   --------
                                                --           --         --         --         --          --          --         --
Capital stock transactions
   Net proceeds from sale of shares         14,368       27,832        546        604        728       3,515      62,374     58,966
   Shares issued in reinvestment of
    income dividends and capital
    gain distributions                          --           --         --         --         --          --          --         --
   Less cost of shares redeemed            (27,135)     (62,757)      (313)      (734)    (1,689)     (2,253)    (11,309)   (20,682)
                                       -----------   ----------   --------   --------   --------   ---------   ---------   --------
      Net increase (decrease) in net
       assets resulting from capital
       share transactions                  (12,767)     (34,925)       233       (130)      (961)      1,262      51,065     38,284
                                       -----------   ----------   --------   --------   --------   ---------   ---------   --------
      Increase (decrease)  in
       net assets                           10,376     (130,471)       675     (1,908)      (542)       (522)     74,422     23,923
Net assets
   Beginning of period                     255,625      386,096      5,303      7,211      5,469       5,991      78,581     54,658
                                       -----------   ----------   --------   --------   --------   ---------   ---------   --------
   End of period                       $   266,001   $  255,625   $  5,978   $  5,303   $  4,927   $   5,469   $ 153,003   $ 78,581
                                       ===========   ==========   ========   ========  =========   =========   =========   ========
------------------------------------
Undistributed net investment
 income (loss) at the end of the
 period                                $      (647)  $       --   $    (16)  $     --   $    (11)  $      --   $    (511)  $     --
------------------------------------   ===========   ==========   ========   ========   ========   =========   =========   ========

                 See accompanying Notes to Financial Statements.

June 30, 2003                                            William Blair Funds  29

-------------------------------------------------------------------------------
Statements of Assets and Liabilities
-------------------------------------------------------------------------------
June 30, 2003 (all dollar amounts in thousands) (unaudited)

                                      International    Value
                                         Growth      Discovery
                                          Fund         Fund        Income Fund
                                      -------------  ---------   --------------
Assets
Investments in securities, at cost    $     922,839  $ 164,982   $      236,493
Investments in Affiliated Fund, at
 cost                                        21,176     10,195               --
                                      -------------  ---------   --------------
Investments in securities, at value   $   1,035,731  $ 188,501   $      244,959
Investments in Affiliated Fund, at
 value                                       21,176     10,195               --
Foreign currency, at value
 (cost $9,856)                                9,875         --               --
Receivable for fund shares sold               6,309        121              871
Receivable for investment securities
 sold                                           548         --               --
Dividend and interest receivable              1,941         30            2,260
Prepaid insurance                                28          3                2
                                      -------------  ---------   --------------
   Total assets                           1,075,608    198,850          248,092
Liabilities
Payable for investment securities
 purchased                                   18,365      1,370            1,647
Payable for fund shares redeemed              3,164        449              695
Management fee payable                          868        186              125
Distribution  and shareholder
 services fee payable                           145          6                4
Other accrued expenses                          165         63               48
                                      -------------  ---------   --------------
   Total liabilities                         22,707      2,074            2,519
                                      -------------  ---------   --------------
      Net Assets                      $   1,052,901  $ 196,776   $      245,573
                                      =============  =========   ==============
Capital
Composition of Net Assets
   Par value of shares of
    beneficial interest               $          72  $      11   $           23
   Capital paid in excess of par
    value                                 1,088,682    179,312          245,083
   Undistributed net investment
    income (loss)                             3,848       (287)            (123)
   Acculmulated realized gain
    (loss)                                 (152,712)    (5,779)          (7,876)
   Net unrealized appreciation
    (depreciation) of investments
    and foreign currencies                  113,011     23,519            8,466
                                      -------------  ---------   --------------
      Net Assets                      $   1,052,901  $ 196,776   $      245,573
                                      =============  =========   ==============
Class A Shares
   Net Assets                         $           3  $       4   $            1
   Shares Outstanding                           200        200              200
   Net Asset Value Per Share          $       14.57  $   17.28   $         6.38
Class B Shares
   Net Assets                         $           3  $       3   $            2
   Shares Outstanding                           200        200              200
   Net Asset Value Per Share          $       13.99  $   17.80   $        10.52
Class C Shares
   Net Assets                         $           3  $       3   $            2
   Shares Outstanding                           200        200              200
   Net Asset Value Per Share          $       13.99  $   17.81   $        10.67

                 See accompanying Notes to Financial Statements.

30  Semi-Annual Report                                             June 30, 2003

-------------------------------------------------------------------------------
Statements of Operations
-------------------------------------------------------------------------------
For the Period Ended June 30, 2003 (all dollar amounts in thousands) (unaudited)

                                      International    Value
                                         Growth      Discovery
                                          Fund         Fund        Income Fund
                                      -------------  ---------   --------------
Investment income
   Dividends                          $      11,434  $     894   $           --
   Less foreign tax withheld                 (1,242)        --               --
   Interest                                      25         --            5,643
                                      -------------  ---------   --------------
Total income                                 10,217        894            5,643
Expenses
   Investment advisory fees                   4,206        989              581
   Distribution fees                            712         26               22
   Shareholder services fees                     --         --               --
   Custodian fees                               393         32               36
   Transfer agent fees                          354         68               40
   Professional fees                             62         24               31
   Registration fees                             69         17               15
   Other expenses                               125         34               31
                                      -------------  ---------   --------------
      Total expenses before waiver            5,921      1,190              756
         Less expenses repaid to
          (waived and absorbed by)
          the Advisor                            --         (9)              --
                                      -------------  ---------   --------------
      Net expenses                            5,921      1,181              756
                                      -------------  ---------   --------------
      Net investment income (loss)            4,296       (287)           4,887
Net realized and unrealized gain
 (loss) on investments, foreign
 currency transactions and other
 assets and liabilities
   Net realized gain (loss) on
    investments                             (36,633)    (3,630)             801
   Net realized gain (loss) on
    foreign currency transactions
    and other assets and
    liabilities                              (2,599)        --               --
                                      -------------  ---------   --------------
   Total net realized gain (loss)           (39,232)    (3,630)             801
Change in net unrealized
 appreciation (depreciation) on
 investments and other assets and
 liabilities                                133,598     22,976            1,241
                                      -------------  ---------   --------------
Net increase (decrease) in net
 assets resulting from operations     $      98,662  $  19,059   $        6,929
                                      =============  =========   ==============

                 See accompanying Notes to Financial Statements.

June 30, 2003                                            William Blair Funds  31

-------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------
For the Period Ended June 30, 2003 and the Year Ended December 31, 2002 (all amounts in thousands)(unaudited)

                                                International Growth Fund       Value Discovery Fund              Income Fund
                                               ---------------------------   --------------------------    ------------------------
                                                  2003            2002          2003          2002            2003          2002
                                               -----------   -------------   -----------   ------------    -----------   ----------
Operations
   Net investment income (loss)                $     4,296   $      (1,261)  $      (287)  $          5    $     4,887   $    9,855
   Net realized gain (loss) on investments,
    futures, foreign currency transactions
    and other assets and liabilties                (39,232)        (63,168)       (3,630)        (2,036)           801          699
   Change in net unrealized appreciation
    (depreciation) on investments, foreign
    currency transactrions  and other
    assets and liabilities                         133,598         (42,144)       22,976        (27,263)         1,241        3,784
                                               -----------   -------------   -----------   ------------    -----------   ----------
      Net increase (decrease) in net assets
       resulting from operations                    98,662        (106,573)       19,059        (29,294)         6,929       14,338
Distributions to shareholders from
   Net investment income                                --              --            --             --         (6,113)      (9,411)
   Net realized gain                                    --              --            --             --             --           --
                                               -----------   -------------   -----------   ------------    -----------   ----------
                                                        --              --            --             --         (6,113)      (9,411)
Capital stock transactions
   Net proceeds from sale of shares                335,936         680,558        23,961        140,291         76,518       47,101
   Shares issued in reinvestment of income
    dividends and capital gain distributions            --              --            --             --          4,536        6,897
   Less cost of shares redeemed                   (160,485)       (249,252)      (37,046)       (69,487)       (32,433)     (39,053)
                                               -----------   -------------   -----------   ------------    -----------   ----------
      Net increase (decrease) in net assets
       resulting from capital stock
       transactions                                175,451         431,306       (13,085)        70,804         48,621       14,945
                                               -----------   -------------   -----------   ------------    -----------   ----------
   Increase (decrease) in net assets               274,113         324,733         5,974         41,510         49,437       19,872
Net assets
   Beginning of period                             778,788         454,055       190,802        149,292        196,136      176,264
                                               -----------   -------------   -----------   ------------    -----------   ----------
   End of period                               $ 1,052,901   $     778,788   $   196,776   $    190,802    $   245,573   $  196,136
                                               ===========   =============   ===========   ============    ===========   ==========
--------------------------------------------
Undistributed net investment
 income (loss) at the end of the period        $     3,848   $        (448)  $      (287)  $         --    $      (123)  $    1,103
--------------------------------------------   ===========   =============   ===========   ============    ===========   ==========

                 See accompanying Notes to Financial Statements.

32  Semi-Annual Report                                             June 30, 2003

Notes to Financial Statements

(1)  Significant Accounting Policies

(a)  Description of the Fund

William Blair Funds (the "Fund") is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following nine portfolios (the "Portfolios"), each with its own investment objectives and policies.

Equity Portfolios                       International Portfolios
-----------------                       ------------------------
Growth                                  International Growth
Tax-Managed Growth                      Institutional International Growth
Large Cap Growth                        Fixed Income Portfolio
                                        ----------------------
Small Cap Growth                        Income
Value Discovery                         Money Market Portfolio
                                        ----------------------
                                        Ready Reserves

The investment objectives of the Portfolios covered in this report are as follows:

Equity                    Long-term capital appreciation.
International             Long-term capital appreciation.
Fixed  Income             High level of  current  income  with  relative
                          stability of principal.

The Institutional International Growth Fund issues a separate report. The Ready Reserves Fund is covered in a separate report.

(b)  Share Classes

Five different classes of shares currently exist: Class A, B, C, N and I. This report includes financial highlight information for Class A, Class B and Class C shares of which William Blair & Company, L.L.C., is the sole shareholder. The table below describes the Class A shares, Class B shares and Class C shares covered by this report:

Class                                 Description
-----                                 -----------
  A Class A shares are sold subject to an initial sales charge (maximum amount 5.75%).
  B Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares seven years after issuance (three years for the Income Portfolio).
  C Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

June 30, 2003                                            William Blair Funds  33

(c)  Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price, or if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term, fixed income securities are valued based on market quotations, or independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees. As of June 30, 2003, there were securities held in Small Cap Growth and International Growth Portfolios requiring fair valuation by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(d)  Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio were the rates in effect on June 30, 2003. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2003, the Income Portfolio recognized a reduction in interest income and a reduction in net realized loss of $1,163 (in thousands). For the years ended December 31, 2002 and 2001, the Income Portfolio recognized a reduction in interest income and an reduction in net realized loss of $948 and $357 (in thousands), respectively, related to losses on its mortgage and asset-backed securities' paydowns. This reclassification has no effect on net assets.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e)  Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, International Growth, and Value Discovery Portfolios are declared at least annually. Dividends from the Income Portfolio are declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally

34  Semi-Annual Report                                             June 30, 2003
accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2002, the following reclassifications were recorded (in thousands):

                                              Accumulated
                           Undistributed     Undistributed    Capital Paid In
                           Net Investment     Net Realized     Excess of Par
Portfolio                  Income/(Loss)      Gain/(Loss)          Value
--------------------      ---------------   ---------------   ---------------
Growth                    $         1,634   $            --   $        (1,634)
Tax-Managed Growth                     30                --               (30)
Large Cap Growth                       24                --               (24)
Small Cap Growth                      795                --              (795)
International Growth                  191            (4,450)            4,259
Value Discovery                        (5)              106              (101)
Income                                659              (597)              (62)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows (in thousands):

                        Distributions Paid in 2002    Distributions Paid in 2001
                       ---------------------------   ---------------------------
                                        Long-Term                     Long-Term
                         Ordinary        Capital      Ordinary         Capital
Portfolio                 Income          Gains        Income           Gains
--------------------   ------------   ------------   ------------   ------------
Growth                 $         --   $         --   $         --   $      4,993
Tax-Managed Growth               --             --             --             --
Large Cap Growth                 --             --             --             --
Small Cap Growth                 --             --             --             --
International Growth             --             --             --             --
Value Discovery                  --             --          1,395          5,068
Income                        9,411             --         10,451             --


As of December 31, 2002 the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                       Net
                    Undistributed                 Undistributed    Unrealized
                       Ordinary    Capital Loss     Long-Term    Appreciation/
Portfolio               Income     Carryforward        Gain      (Depreciation)
-----------------   -------------  -------------  -------------  --------------
Growth              $          --  $      27,414  $          --  $          857
Tax-Managed
 Growth                        --          1,863             --            (331)
Large Cap Growth               --          4,789             --            (934)
Small Cap Growth               --          6,029             --             461
International
 Growth                        --         91,452             --         (23,399)
Value Discovery                --          1,578             --             521
Income                      1,103          8,389             --           7,139

June 30, 2003                                            William Blair Funds  35

(f)  Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option Writing. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at June 30, 2003.

(g)  Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h)  Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) at June 30, 2003, were as follows (in thousands):

                                                                      Net
                                                                  Unrealized
                                       Gross          Gross      Appreciation/
                       Cost of      Unrealized     Unrealized       (Depre-
Portfolio            Investments   Appreciation   Depreciation      ciation)
----------------    ------------   ------------   ------------   -------------
Growth              $    224,016   $     61,891   $     19,895   $      41,996
Tax-Managed
 Growth                    5,412            823            230             593
Large Cap Growth           4,841            602            505              97
Small Cap Growth         115,070         26,943          4,263          22,680
International
 Growth                  946,054        138,061         27,209         110,852
Value Discovery          175,193         39,802         16,299          23,503
Income                   236,578          9,670          1,290           8,380

36  Semi-Annual Report                                             June 30, 2003

At December 31, 2002, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio                 2003        2004       2005        2006         2007        2008        2009        2010       Total
--------------------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Growth                 $      --   $      --   $      --   $      --   $      --   $      --   $   4,332   $  23,082   $  27,414
Tax-Managed Growth            --          --          --          --          --          94         732       1,037       1,863
Large Cap Growth              --          --          --          --          --         493       2,714       1,582       4,789
Small Cap Growth              --          --          --          --          --          --       2,137       3,892       6,029
International Growth          --          --          --          --          --          --      31,564      59,888      91,452
Value Discovery               --          --          --          --          --          --          --       1,578       1,578
Income                        --       2,156          --          --       1,249       3,292          --       1,692       8,389

The International Growth Portfolio has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $521 (in thousands) in 2002, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

For the period November 1, 2002 through December 31, 2002, the following portfolios incurred net capital losses. Each portfolio intends to treat this loss as having occurred in fiscal year 2003 for Federal income tax purposes (in thousands):

Portfolio                     Amount
---------                   -----------
Growth                      $     2,400
Tax-Managed Growth                   --
Large Cap Growth                     53
Small Cap Growth                  1,253
International Growth             19,788
Value Discovery                     549
Income                              202

(i)  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

June 30, 2003                                            William Blair Funds  37

(2)  Transactions with Affiliates

(a)  Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios                          International Portfolio
-------------------------                  ----------------------------
Growth                          0.75%      International Growth
Tax-Managed Growth              0.80%         First $250 million           1.10%
Large Cap Growth                0.80%         In excess of $250 million    1.00%
Small Cap Growth                1.10%
Value Discovery                 1.15%

Fixed Income Portfolio
-------------------------
Income*
First $250 million              0.25%
In excess of $250 million       0.20%

----------
* Management fee also includes a charge of 5% of gross income.

Some of the Portfolios have also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2004, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

                            Through April 30, 2003        Effective May 1, 2003
Tax-Managed Growth                           1.11%                        1.30%
Large Cap Growth                             1.11%                        1.20%
Small Cap Growth                             1.30%                        1.38%
Value Discovery                              1.33%                        1.33%

The voluntary waivers for Class A, Class B and Class C shares for each Portfolio exclude distribution and shareholder services fees.

For a period of five years subsequent to the Portfolios' Commencement of Operations, the Company is entitled to reimbursement from the Tax-Managed Growth, Large Cap Growth and Small Cap Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated.

38  Semi-Annual Report                                             June 30, 2003

For the period ended June 30, 2003, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :


                                                                   Expenses
                          Gross                        Net       Recovered or
                         Advisory                   Advisory      (Absorbed)
Portfolio                  Fee        Fee Waiver       Fee        by Advisor
--------------------   -----------   -----------   -----------   ------------
Growth                 $       911   $        --   $       911    $        --
Tax-Managed Growth              21            27            --             (6)
Large Cap Growth                18            24            --             (6)
Small Cap Growth               474            11           463             --
International Growth         4,206            --         4,206             --
Value Discovery                989            --           989             --
Income                         581            --           581             --

(b)  Underwriting, Distribution Services and Shareholder Services Agreement

Each Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class B shares and Class C shares is 0.75% for all Portfolios.

Distribution fees incurred by the Portfolios to the Company, for the period ended June 30, 2003, were as follows:

Portfolio                              Distribution Fees
---------                              -----------------
Growth                                 $              12
Tax-Managed Growth                                    10
Large Cap Growth                                       8
Small Cap Growth                                      20
International Growth                                  19
Value Discovery                                       24
Income                                                16

All of the Portfolios also have a Shareholder Services Agreement with the Company to provide shareholder services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.25% of its average daily net assets in the Class A Class B and Class C classes, except for the Income Portfolio which is 0.15% of its average daily net assets in the Class A Class B and Class C classes. Shareholder services fees incurred by the Portfolios to the Company, for the period ended June 30, 2003, were as follows:

                                            Shareholder
Portfolio                                  Services Fees
---------                                  -------------
Growth                                     $           6
Tax-Managed Growth                                     5
Large Cap Growth                                       5
Small Cap Growth                                      11
International Growth                                  10
Value Discovery                                       11
Income                                                 5

June 30, 2003                                            William Blair Funds  39

(c)  Trustees Fees.

The Portfolios incurred fees of $120 (in thousands) to non-affiliated trustees of the Fund for the period ended June 30, 2003. Affiliated trustees are not compensated.

(d)  Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives any management fees and shareholder service fees earned on the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the period ended June 30, 2003 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the period ended June 30, 2003 (in thousands):

                                                                                         Percent
                                       Sales        Fees       Dividend                   of Net
Portfolio               Purchases    Proceeds      Waived       Income        Value       Assets
--------------------   ----------   ----------   ----------   ----------   ----------   ----------
Growth                 $   48,386   $   53,067   $       17   $       23   $        2           --%
Tax-Managed Growth          1,312        1,023            2            2          438          7.3
Large Cap Growth            1,242        1,200           --           --          191          3.9
Small Cap Growth           39,483       35,043           20           26        9,648          6.3
International Growth      189,059      189,551          102          134       21,176          2.0
Value Discovery            33,941       29,374           21           28       10,195          5.2

(3)  Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2003 were as follows (in thousands):

Portfolio                Purchases        Sales
--------------------   ------------   ------------
Growth                 $     60,560   $     69,567
Tax-Managed Growth            1,362          1,225
Large Cap Growth                734          1,736
Small Cap Growth             75,317         44,544
International Growth        495,371        301,054
Value Discovery              24,444         42,911
Income                       91,188         40,500

(4)  Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if

40  Semi-Annual Report                                             June 30, 2003
the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at June 30, 2003.

(5)  Options

For the period ended June 30, 2003, the following is a summary of the Tax-Managed Growth Portfolio's written option activity (dollar amounts in thousands):

                                   Number of    Premium
Portfolio                          Contracts   Received
--------------------------------   ---------   ---------
Tax-Managed Growth
   Outstanding December 31, 2002          65   $       6
   Options written                        --          --
   Options closed                         --          --
   Options expired                       (65)         (6)
   Outstanding June 30, 2003              --   $      --
                                   =========   ---------

(6)   Fund Share Transactions

There are no fund share transactions to report as the Funds' Class A, Class B and Class C share were no longer offered for sale after May 25, 2001. Class A shares, Class B shares and Class C shares, each have one open account held by William Blair and Company, L.L.C.. There have been no purchases, reinvestments of dividends or redemptions in these accounts since they were initially opened with 200 shares each on May 25, 2001.

June 30, 2003                                            William Blair Funds  41

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Fund

                                                                                          Class A
                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------------------------------------------------------
                                        6/30/2003       2002       2001        2000      1999 (a)
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year      $    8.05   $   10.87   $   12.72   $   20.09   $   17.48
Income from investment operations:
   Net investment income (loss)             (0.03)      (0.07)      (0.05)      (0.06)         --
   Net realized and unrealized gain
   (loss) on investments                     0.79       (2.75)      (1.66)      (1.52)       4.05
                                        ---------   ---------   ---------   ---------   ---------
Total from investment operations             0.76       (2.82)      (1.71)      (1.58)       4.05
Less distributions from:
   Net investment income                       --          --          --          --          --
   Net realized gain                           --          --        0.14        5.79        1.44
                                        ---------   ---------   ---------   ---------   ---------
Total distributions                            --          --        0.14        5.79        1.44
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, end of year            $    8.81   $    8.05   $   10.87   $   12.72   $   20.09
                                        =========   =========   =========   =========   =========
Total return (%)                             9.44      (25.94)     (13.46)      (7.47)      23.29
Ratios to average daily net
assets (%)(c):
   Expenses                                  1.21        1.19        1.18        1.13        1.31
   Net investment income (loss)             (0.74)      (0.73)      (0.57)      (0.29)      (0.23)

                                                                                          Class B
                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------   ---------------------------------------------
                                        6/30/2003      2002        2001        2000      1999 (b)
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year      $    7.82   $   10.63   $   12.56   $   20.07   $   19.15
Income from investment operations:
   Net investment income (loss)             (0.06)      (0.13)      (0.14)      (0.20)      (0.02)
   Net realized and unrealized gain
   (loss) on investments                     0.77       (2.68)      (1.65)      (1.52)       2.38
                                        ---------   ---------   ---------   ---------   ---------
Total from investment operations             0.71       (2.81)      (1.79)      (1.72)       2.36
Less distributions from:
   Net investment income                       --          --          --          --          --
   Net realized gain                           --          --        0.14        5.79        1.44
                                        ---------   ---------   ---------   ---------   ---------
Total distributions                            --          --        0.14        5.79        1.44
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, end of year            $    8.53   $    7.82   $   10.63   $   12.56   $   20.07
                                        =========   =========   =========   =========   =========
Total return (%)                             9.08      (26.43)     (14.27)      (8.17)      12.43
Ratios to average daily net
 assets (%)(c):
   Expenses                                  1.96        1.94        1.93        1.88        2.03
   Net investment income (loss)             (1.49)      (1.48)      (1.32)      (1.04)      (1.00)

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Growth Fund

                                                                                          Class C
                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------   ---------------------------------------------
                                        6/30/2003      2002        2001        2000      1999 (b)
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year      $    7.82   $   10.63   $   12.54   $   20.06   $   19.15
Income from investment operations:
   Net investment income (loss)             (0.06)      (0.13)      (0.14)      (0.20)      (0.03)
   Net realized and unrealized gain
   (loss) on investments                     0.76       (2.68)      (1.63)      (1.53)       2.38
                                        ---------   ---------   ---------   ---------   ---------
Total from investment operations             0.70       (2.81)      (1.77)      (1.73)       2.35
Less distributions from:
   Net investment income                       --          --          --          --          --
   Net realized gain                           --          --        0.14        5.79        1.44
                                        ---------   ---------   ---------   ---------   ---------
Total distributions                            --          --        0.14        5.79        1.44
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, end of year            $    8.52   $    7.82   $   10.63   $   12.54   $   20.06
                                        =========   =========   =========   =========   =========
Total return (%)                             8.95      (26.43)     (14.13)      (8.22)      12.38
Ratios to average daily net
assets (%)(c):
   Expenses                                  1.96        1.94        1.93        1.88        2.01
   Net investment income (loss)             (1.49)      (1.48)      (1.32)      (1.01)      (1.06)

                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------   ---------------------------------------------
Supplemental data for all classes:      6/30/2003      2002        2001        2000        1999
                                        ---------   ---------   ---------   ---------   ---------
   Total fund net assets at end of
   period (in thousands)                $ 266,001   $ 255,625   $ 386,096   $ 550,987   $ 818,443
   Portfolio turnover rate (%) (c)             50          29          74          88          52

----------

<F1>
     (a) For the period October 19, 1999 (Commencement of the Class) to December 31, 1999.
<F2>
     (b) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
<F3>
     (c) Rates are annualized.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

42  Semi-Annual Report                                             June 30, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                          Class A
                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------   ---------------------------------------------
                                        6/30/2003      2002        2001        2000      1999 (a)
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year      $    6.85   $    9.06   $   10.08   $   10.18   $   10.00
Income from investment operations:
   Net investment income (loss)             (0.03)      (0.06)      (0.04)      (0.04)         --
   Net realized and unrealized gain
   (loss) on investments                     0.60       (2.15)      (0.98)      (0.06)       0.18
                                        ---------   ---------   ---------   ---------   ---------
Total from investment operations             0.57       (2.21)      (1.02)      (0.10)       0.18
Less distributions from:
   Net investment income                       --          --          --          --          --
   Net realized gain                           --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Total distributions                            --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, end of year            $    7.42   $    6.85   $    9.06   $   10.08   $   10.18
                                        =========   =========   =========   =========   =========
Total return (%)                             8.32      (24.39)     (10.12)      (0.98)       1.80
Ratios to average daily net
assets (%)(b):
   Expenses, net of waivers and
   reimbursements                            1.42        1.36        1.36        1.36        1.36

   Expenses, before waivers and
   reimbursements                            2.40        2.22        3.64       11.34        1.36

   Net investment income (loss),
   net of waivers and
   reimbursements                           (0.82)      (0.72)      (0.57)      (0.41)       0.73
   Net investment income (loss),
   before waivers and
   reimbursements                           (1.80)      (1.58)      (2.85)     (10.39)       0.73

                                                                                          Class B
                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------   ---------------------------------------------
                                        6/30/2003      2002        2001        2000      1999 (a)
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year      $    6.69   $    8.93   $   10.01   $   10.18   $   10.00
Income from investment operations:
   Net investment income (loss)             (0.05)      (0.11)      (0.11)      (0.12)         --
   Net realized and unrealized gain
   (loss) on investments                     0.58       (2.13)      (0.97)      (0.05)       0.18
                                        ---------   ---------   ---------   ---------   ---------
Total from investment operations             0.53       (2.24)      (1.08)      (0.17)       0.18
Less distributions from:
   Net investment income                       --          --          --          --          --
   Net realized gain                           --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Total distributions                            --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, end of year            $    7.22   $    6.69   $    8.93   $   10.01   $   10.18
                                        =========   =========   =========   =========   =========
Total return (%)                             7.92      (25.08)     (10.79)      (1.67)       1.80
Ratios to average daily net
assets (%)(b):
   Expenses, net of waivers and
   reimbursements                            2.17        2.11        2.11        2.11        2.11
   Expenses, before waivers and
   reimbursements                            3.15        2.97        4.39       12.09        2.11
   Net investment income (loss),
   net of waivers and
   reimbursements                           (1.57)      (1.47)      (1.32)      (1.16)      (0.01)
   Net investment income (loss),
   before waivers and
   reimbursements                           (2.55)      (2.33)      (3.60)     (11.14)      (0.01)


--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                          Class C
                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------   ---------------------------------------------
                                        6/30/2003      2002        2001        2000      1999 (a)
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year      $    6.69   $    8.93   $   10.01   $   10.18   $   10.00
Income from investment operations:
   Net investment income (loss)             (0.05)      (0.11)      (0.11)      (0.12)         --
   Net realized and unrealized gain
   (loss) on investments                     0.58       (2.13)      (0.97)      (0.05)       0.18
                                        ---------   ---------   ---------   ---------   ---------
Total from investment operations             0.53       (2.24)      (1.08)      (0.17)       0.18
Less distributions from:
   Net investment income                       --          --          --          --          --
   Net realized gain                           --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Total distributions                            --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, end of year            $    7.22   $    6.69   $    8.93   $   10.01   $   10.18
                                        =========   =========   =========   =========   =========
Total return (%)                             7.92      (25.08)     (10.79)      (1.67)       1.80
Ratios to average daily net
assets (%)(b):
   Expenses, net of waivers and
   reimbursements                            2.17        2.11        2.11        2.11        2.11
   Expenses, before waivers and
   reimbursements                            3.15        2.97        4.39       12.09        2.11
   Net investment income (loss),
   net of waivers and reimbursements        (1.57)      (1.47)      (1.32)      (1.15)      (0.01)
   Net investment income (loss),
   before waivers and reimbursements        (2.55)      (2.33)      (3.60)     (11.13)      (0.01)

                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------   ---------------------------------------------
Supplemental data for all classes:      6/30/2003      2002        2001        2000      1999 (a)
                                        ---------   ---------   ---------   ---------   ---------
   Total fund net assets at end of
   year (in thousands)                  $   5,978   $   5,303   $   7,211   $   5,001   $   1,018
   Portfolio turnover rate (%) (b)             49          44          37          32          --

----------

<F1>
     (a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
<F2>
     (b)  Rates are annualized.

          Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2003                                            William Blair Funds  43

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                          Class A
                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------   ---------------------------------------------
                                        6/30/2003      2002        2001        2000      1999 (a)
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year      $    4.78   $    6.69   $    8.45   $   10.14   $   10.00
Income from investment operations:
   Net investment income (loss)             (0.02)      (0.04)      (0.06)      (0.07)         --
   Net realized and unrealized gain
   (loss) on investments                     0.47       (1.87)      (1.70)      (1.62)       0.14
                                        ---------   ---------   ---------   ---------   ---------
Total from investment operations             0.45       (1.91)      (1.76)      (1.69)       0.14
Less distributions from:
   Net investment income                       --          --          --          --          --
   Net realized gain                           --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Total distributions                            --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, end of year            $    5.23   $    4.78   $    6.69   $    8.45   $   10.14
                                        =========   =========   =========   =========   =========
Total return (%)                             9.41      (28.55)     (20.83)     (16.67)       1.40
Ratios to average daily net
assets (%)(b):
   Expenses, net of waivers and
   reimbursements                            1.39        1.36        1.36        1.36        1.36
   Expenses, before waivers and
   reimbursements                            2.44        2.45        3.01        2.84        1.36
   Net investment income (loss),
   net of waivers and
   reimbursements                           (0.72)      (0.71)      (0.79)      (0.68)      (0.48)
   Net investment income (loss),
   before waivers and
   reimbursements                           (1.77)      (1.80)      (2.44)      (2.16)      (0.48)

                                                                                          Class B
                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------   ---------------------------------------------
                                        6/30/2003      2002        2001        2000      1999 (a)
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year      $    4.67   $    6.58   $    8.39   $   10.14   $   10.00
Income from investment operations:
   Net investment income (loss)             (0.03)      (0.08)      (0.11)      (0.13)         --
   Net realized and unrealized gain
   (loss) on investments                     0.44       (1.83)      (1.70)      (1.62)       0.14
                                        ---------   ---------   ---------   ---------   ---------
Total from investment operations             0.41       (1.91)      (1.81)      (1.75)       0.14
Less distributions from:
   Net investment income                       --          --          --          --          --
   Net realized gain                           --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Total distributions                            --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, end of year            $    5.08   $    4.67   $    6.58   $    8.39   $   10.14
                                        =========   =========   =========   =========   =========
Total return (%)                             8.78      (29.03)     (21.57)     (17.26)       1.40
Ratios to average daily net
assets (%)(b):
   Expenses, net of waivers and
   reimbursements                            2.14        2.11        2.11        2.11        2.11
   Expenses, before waivers and
   reimbursements                            3.19        3.20        3.76        3.59        2.11
   Net investment income (loss),
   net of waivers and
   reimbursements                           (1.47)      (1.46)      (1.54)      (1.43)      (1.41)
   Net investment income (loss),
   before waivers and
   reimbursements                           (2.52)      (2.55)      (3.19)      (2.91)      (1.41)

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                          Class C
                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------   ---------------------------------------------
                                        6/30/2003      2002        2001        2000      1999 (a)
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year      $    4.66   $    6.57   $    8.39   $   10.14   $   10.00
Income from investment operations:
   Net investment income (loss)             (0.03)      (0.08)      (0.11)      (0.14)         --
   Net realized and unrealized gain
   (loss) on investments                     0.44       (1.83)      (1.71)      (1.61)       0.14
                                        ---------   ---------   ---------   ---------   ---------
Total from investment operations             0.41       (1.91)      (1.82)      (1.75)       0.14
Less distributions from:
   Net investment income                       --          --          --          --          --
   Net realized gain                           --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Total distributions                            --          --          --          --          --
                                        ---------   ---------   ---------   ---------   ---------
Net asset value, end of year            $    5.07   $    4.66   $    6.57   $    8.39   $   10.14
                                        =========   =========   =========   =========   =========
Total return (%)                             8.80      (29.07)     (21.69)     (17.26)       1.40
Ratios to average daily net
assets (%)(b):
   Expenses, net of waivers
   and reimbursements                        2.14        2.11        2.11        2.11        2.11
   Expenses, before waivers
   and reimbursements                        3.19        3.20        3.76        3.59        2.11
   Net investment income (loss),
   net of waivers and
   reimbursements                           (1.47)      (1.46)      (1.54)      (1.41)      (1.41)

   Net investment income (loss),
   before waivers and
   reimbursements                           (2.52)      (2.55)      (3.19)      (2.89)     (1.41)

                                        ---------------------------------------------------------
                                         Period
                                          Ended               Years Ended December 31,
                                        ---------   ---------------------------------------------
Supplemental data for all classes:      6/30/2003      2002        2001        2000      1999 (a)
                                        ---------   ---------   ---------   ---------   ---------
   Total fund net assets at end of
   year (in thousands)                  $   4,927   $   5,469   $   5,991   $  10,995   $   1,153
   Portfolio turnover rate (%)(b)              32          52          87          95          --

----------

<F1>
     (a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
<F2>
     (b)  Rates are annualized.

          Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

44  Semi-Annual Report                                             June 30, 2003

Financial Highlights
--------------------------------------------------------------------------------
Small Cap Growth Fund

                                                                                                      Class A
                                                 ------------------------------------------------------------
                                                 Period Ended             Years Ended December  31,
                                                 ------------   ---------------------------------------------
                                                   6/30/2003       2002        2001        2000      1999 (a)
                                                 ------------   ---------   ---------   ---------   ---------
Net asset value, beginning of year               $      13.72   $   16.57   $   13.16   $   10.19   $   10.00
Income from investment operations:
   Net investment income (loss)                         (0.10)      (0.19)      (0.11)      (0.14)         --
   Net realized and unrealized gain
   (loss) on investments                                 3.53       (2.66)       3.52        3.54        0.19
                                                 ------------   ---------   ---------   ---------   ---------
Total from investment operations                         3.43       (2.85)       3.41        3.40        0.19
Less distributions from:
   Net investment income                                   --          --          --          --          --
   Net realized gain                                       --          --          --        0.43          --
                                                 ------------   ---------   ---------   ---------   ---------
Total distributions                                        --          --          --        0.43          --
                                                 ------------   ---------   ---------   ---------   ---------
Net asset value, end of year                     $      17.15   $   13.72   $   16.57   $   13.16   $   10.19
                                                 ============   =========   =========   =========   =========
Total return (%)                                        25.07      (17.20)      25.91       33.68        1.90
Ratios to average daily net assets (%)(b):
   Expenses, net of waivers and reimbursements           1.58        1.56        1.59        1.60        1.60
   Expenses, before waivers and reimbursements           1.61        1.62        1.95        2.17        1.60
   Net investment income (loss), net of waivers
   and reimbursements                                   (1.34)      (1.31)      (1.15)      (0.85)      (1.60)
   Net investment income (loss), before waivers
   and reimbursements                                   (1.37)      (1.37)      (1.51)      (1.42)      (1.60)

                                                                                                    Class B
                                               ------------------------------------------------------------
                                               Period Ended               Years Ended December  31,
                                               ------------   ---------------------------------------------
                                                6/30/2003        2002        2001        2000      1999 (a)
                                               ------------   ---------   ---------   ---------   ---------
Net asset value, beginning of year             $      13.40   $   16.31   $   13.05   $   10.19   $   10.00
Income from investment operations:
   Net investment income (loss)                       (0.15)      (0.30)      (0.22)      (0.24)         --
   Net realized and unrealized gain (loss)
   on investments                                      3.44       (2.61)       3.48        3.53        0.19
                                               ------------   ---------   ---------   ---------   ---------
Total from investment operations                       3.29       (2.91)       3.26        3.29        0.19
Less distributions from:
   Net investment income                                 --          --          --          --          --
   Net realized gain                                     --          --          --        0.43          --
                                               ------------   ---------   ---------   ---------   ---------
Total distributions                                      --          --          --        0.43          --
                                               ------------   ---------   ---------   ---------   ---------
Net asset value, end of year                   $      16.69   $   13.40   $   16.31   $   13.05   $   10.19
                                               ============   =========   =========   =========   =========
Total return (%)                                      24.55      (17.84)      24.98       32.60        1.90
Ratios to average daily net assets (%)(b):
   Expenses, net of waivers and reimbursements         2.33        2.31        2.34        2.35        2.35
   Expenses, before waivers and reimbursements         2.36        2.37        2.70        2.92        2.35
   Net investment income (loss), net of waivers
   and reimbursements                                 (2.09)      (2.06)      (1.90)      (1.70)      (2.35)
   Net investment income (loss), before waivers
   and reimbursements                                 (2.12)      (2.12)      (2.26)      (2.27)      (2.35)

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Small Cap Growth Fund

                                                                                                      Class C
                                                 ------------------------------------------------------------
                                                 Period Ended             Years Ended December  31,
                                                 ------------   ---------------------------------------------
                                                  6/30/2003        2002        2001        2000      1999 (a)
                                                 ------------   ---------   ---------   ---------   ---------
Net asset value, beginning of year               $      13.40   $   16.32   $   13.05   $   10.19   $   10.00
Income from investment operations:
   Net investment income (loss)                         (0.15)      (0.30)      (0.22)      (0.25)         --
   Net realized and unrealized gain (loss)
   on investments                                        3.44       (2.62)       3.49        3.54        0.19
                                                 ------------   ---------   ---------   ---------   ---------
Total from investment operations                         3.29       (2.92)       3.27        3.29        0.19
Less distributions from:
   Net investment income                                   --          --          --          --          --
   Net realized gain                                       --          --          --        0.43          --
                                                 ------------   ---------   ---------   ---------   ---------
Total distributions                                        --          --          --        0.43          --
                                                 ------------   ---------   ---------   ---------   ---------
Net asset value, end of year                     $     16.69    $   13.40   $   16.32   $   13.05   $   10.19
                                                 ============   =========   =========   =========   =========
Total return (%)                                        24.55      (17.89)      25.06       32.60        1.90
Ratios to average daily net assets (%)(b):
   Expenses, net of waivers and reimbursements           2.33        2.31        2.34        2.35        2.35
   Expenses, before waivers and reimbursements           2.36        2.37        2.70        2.92        2.35
   Net investment income (loss), net of waivers
   and reimbursements                                   (2.09)      (2.06)      (1.90)      (1.70)      (2.35)
   Net investment income (loss), before waivers
   and reimbursements                                   (2.12)      (2.12)      (2.26)      (2.27)      (2.35)


                                               ------------------------------------------------------------
                                               Period Ended               Years Ended December  31,
                                               ------------   ---------------------------------------------
Supplemental data for all classes:               6/30/2003      2002        2001        2000         1999
                                               ------------   ---------   ---------   ---------   ---------
   Total fund net assets at end of year
   (in thousands)                              $    153,003   $  78,581   $  54,658   $  28,778   $   6,346
   Portfolio turnover rate (%)(b)                       104         133         147         433          --

----------

<F1>
   (a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
<F2>
   (b)  Rates are annualized.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2003                                            William Blair Funds  45

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
International Growth Fund

                                                                                                     Class A
                                                ------------------------------------------------------------
                                                Period Ended              Years Ended December  31,
                                                ------------   ---------------------------------------------
                                                  6/30/2003       2002        2001        2000      1999 (b)
                                                ------------   ---------   ---------   ---------   ---------
Net asset value, beginning of year              $      13.12   $   15.46   $   17.90   $   24.01   $   20.61
Income from investment operations:
   Net investment income (loss) (a)                     0.06       (0.05)       0.07       (0.04)      (0.03)
   Net realized and unrealized gain (loss) on)
   investments                                          1.39       (2.29)      (2.51)      (2.01)       7.92
                                                ------------   ---------   ---------   ---------   ---------
Total from investment operations                        1.45       (2.34)      (2.44)      (2.05)       7.89
Less distributions from:
   Net investment income                                  --          --          --        0.09          --
   Net realized gain                                      --          --          --        3.97        4.49
                                                ------------   ---------   ---------   ---------   ---------
Total distributions                                       --          --          --        4.06        4.49
                                                ------------   ---------   ---------   ---------   ---------
Net asset value, end of year                    $      14.57   $   13.12   $   15.46   $   17.90   $   24.01
                                                ============   =========   =========   =========   =========
Total return (%)                                       11.05      (15.14)     (13.63)      (8.11)      39.12
Ratios to average daily net assets (%)(d):
   Expenses                                             1.50        1.51        1.60        1.59        1.60
   Net investment income (loss)                         0.95       (0.36)      (0.11)      (0.37)      (1.25)

                                                                                                  Class B
                                             ------------------------------------------------------------
                                             Period Ended               Years Ended December  31,
                                             ------------   ---------------------------------------------
                                               6/30/2003       2002        2001        2000      1999 (c)
                                             ------------   ---------   ---------   ---------   ---------
Net asset value, beginning of year           $      12.64   $   15.01   $   17.52   $   23.98   $   21.33
Income from investment operations:
   Net investment income (loss) (a)                  0.01       (0.15)      (0.07)      (0.23)      (0.04)
   Net realized and unrealized gain (loss)
   on investments                                    1.34       (2.22)      (2.44)      (1.99)       7.18
                                             ------------   ---------   ---------   ---------   ---------
Total from investment operations                     1.35       (2.37)      (2.51)      (2.22)       7.14
Less distributions from:
   Net investment income                               --          --          --        0.27          --
   Net realized gain                                   --          --          --        3.97        4.49
                                             ------------   ---------   ---------   ---------   ---------
Total distributions                                    --          --          --        4.24        4.49
                                             ------------   ---------   ---------   ---------   ---------
Net asset value, end of year                 $      13.99   $   12.64   $   15.01   $   17.52   $   23.98
                                             ============   =========   =========   =========   =========
Total return (%)                                    10.68      (15.79)     (14.33)      (8.79)      34.28
Ratios to average daily net assets (%)(d):
   Expenses                                          2.25        2.26        2.35        2.34        2.35
   Net investment income (loss)                      0.20       (1.11)      (0.86)      (1.16)      (1.93)

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
International Growth Fund

                                                                                                   Class C
                                             -------------------------------------------------------------
                                               Period Ended               Years Ended December  31,
                                             --------------  ---------------------------------------------
                                                6/30/2003       2002        2001        2000      1999 (c)
                                             --------------  ---------   ---------   ---------   ---------
Net asset value, beginning of year           $        12.64  $   15.01   $   17.52   $   23.98   $   21.33
Income from investment operations:
   Net investment income (loss) (a)                    0.01      (0.15)      (0.07)      (0.23)      (0.04)
   Net realized and unrealized gain (loss)
   on investments                                      1.34      (2.22)      (2.44)      (1.99)       7.18
                                             --------------  ---------   ---------   ---------   ---------
Total from investment operations                       1.35      (2.37)      (2.51)      (2.22)       7.14
Less distributions from:
   Net investment income                                 --         --          --        0.27          --
   Net realized gain                                     --         --          --        3.97        4.49
                                             --------------  ---------   ---------   ---------   ---------
Total distributions                                      --         --          --        4.24        4.49
                                             --------------  ---------   ---------   ---------   ---------
Net asset value, end of year                 $        13.99  $   12.64   $   15.01   $   17.52   $   23.98
                                             ==============  =========   =========   =========   =========
Total return (%)                                      10.68     (15.79)     (14.33)      (8.81)      34.28
Ratios to average daily net assets (%)(d):
   Expenses                                            2.25       2.26        2.35        2.34        2.35
   Net investment income (loss)                        0.20      (1.11)      (0.86)      (1.10)      (1.93)


                                           --------------------------------------------------------------
                                             Period Ended              Years Ended December  31,
                                           --------------   ---------------------------------------------
Supplemental data for all classes:            6/30/2003        2002        2001        2000        1999
                                           --------------   ---------   ---------   ---------   ---------
   Total fund net assets at end of year
   (in thousands)                          $    1,052,901   $ 778,788   $ 454,055   $ 333,888   $ 302,089
   Portfolio turnover rate (%)(d)                      75          73         112         116         122

----------

<F1>
   (a) Includes $0.00, $0.00, $0.06, and $0.00, in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2002, 2001, 2000 and 1999, respectively.
<F2>
   (b) For the period October 21, 1999 (Commencement of the Class) to December 31, 1999.
<F3>
   (c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
<F4>
  (d)   Rates are annualized.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

46  Semi-Annual Report                                             June 30, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Value Discovery Fund

                                                                                                         Class A
                                                  --------------------------------------------------------------
                                                    Period Ended             Years Ended December  31,
                                                  --------------   ---------------------------------------------
                                                     6/30/2003        2002        2001        2000      1999 (a)
                                                  --------------   ---------   ---------   ---------   ---------
Net asset value, beginning of year                $        15.54   $   17.37   $   16.25   $   13.72   $   12.60
Income from investment operations:
   Net investment income (loss)                            (0.04)      (0.04)       0.09        0.09        0.02
   Net realized and unrealized gain (loss)
   on investments                                           1.78       (1.79)       2.75        2.53        1.12
                                                  --------------   ---------   ---------   ---------   ---------
Total from investment operations                            1.74       (1.83)       2.84        2.62        1.14
Less distributions from:
   Net investment income                                      --          --        0.96        0.09        0.02
   Net realized gain                                          --          --        0.76          --          --
                                                  --------------   ---------   ---------   ---------   ---------
Total distributions                                           --          --        1.72        0.09        0.02
                                                  --------------   ---------   ---------   ---------   ---------
Net asset value, end of year                      $        17.28   $   15.54   $   17.37   $   16.25   $   13.72
                                                  ==============   =========   =========   =========   =========
Total return (%)                                           11.20      (10.54)      17.42       19.09        9.01
Ratios to average daily net assets (%)(c):
   Expenses, net of waivers and reimbursements              1.58        1.59        1.61        1.64        1.64
   Expenses, before waivers and reimbursements              1.58        1.59        1.66        1.88        1.67
   Net investment income (loss), net of waivers
   and reimbursements                                      (0.57)      (0.22)       0.28        0.47        1.28
   Net investment income (loss), before waivers
   and reimbursements                                      (0.57)      (0.22)       0.23        0.23        1.25

                                                                                                             Class B
                                                      --------------------------------------------------------------
                                                        Period Ended               Years Ended December  31,
                                                      --------------   ---------------------------------------------
                                                         6/30/2003        2002        2001        2000      1999 (a)
                                                      --------------   ---------   ---------   ---------   ---------
Net asset value, beginning of year                    $        16.07   $   18.10   $   16.18   $   13.72   $   12.60
Income from investment operations:
   Net investment income (loss)                                (0.10)      (0.18)      (0.06)      (0.07)       0.02
   Net realized and unrealized gain (loss) on
   investments                                                  1.83       (1.85)       2.74        2.53        1.11
                                                      --------------   ---------   ---------   ---------   ---------
Total from investment operations                                1.73       (2.03)       2.68        2.46        1.13
Less distributions from:
   Net investment income                                          --          --          --          --        0.01
   Net realized gain                                              --          --        0.76          --          --
                                                      --------------   ---------   ---------   ---------   ---------
Total distributions                                               --          --        0.76          --        0.01
                                                      --------------   ---------   ---------   ---------   ---------
Net asset value, end of year                          $        17.80   $   16.07   $   18.10   $   16.18   $   13.72
                                                      ==============   =========   =========   =========   =========
Total return (%)                                               10.77      (11.22)      16.54       17.93        8.95
Ratios to average daily net assets (%)(c):
   Expenses, net of waivers and reimbursements                  2.33        2.34        2.36        2.39        2.39
   Expenses, before waivers and reimbursements                  2.33        2.34        2.41        2.63        2.42
   Net investment income (loss), net of waivers and
   reimbursements                                              (1.32)      (0.97)      (0.47)      (0.27)       0.31
   Net investment income (loss), before waivers and
   reimbursements                                              (1.32)      (0.97)      (0.52)      (0.51)       0.28

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Value Discovery Fund


                                                                                                         Class C
                                                  --------------------------------------------------------------
                                                    Period Ended                Years Ended December  31,
                                                  --------------   ---------------------------------------------
                                                     6/30/2003        2002        2001        2000      1999 (b)
                                                  --------------   ---------   ---------   ---------   ---------
Net asset value, beginning of year                $        16.07   $   18.11   $   16.19   $   13.72   $   12.67
Income from investment operations:
   Net investment income (loss)                            (0.10)      (0.18)      (0.06)      (0.06)       0.02
   Net realized and unrealized gain (loss)
   on investments                                           1.84       (1.86)       2.74        2.53        1.04
                                                  --------------   ---------   ---------   ---------   ---------
Total from investment operations                            1.74       (2.04)       2.68        2.47        1.06
Less distributions from:
   Net investment income                                      --          --          --          --        0.01
   Net realized gain                                          --          --        0.76          --          --
                                                  --------------   ---------   ---------   ---------   ---------
Total distributions                                           --          --        0.76          --        0.01
                                                  --------------   ---------   ---------   ---------   ---------
Net asset value, end of year                      $        17.81   $   16.07   $   18.11   $   16.19   $   13.72
                                                  ==============   =========   =========   =========   =========
Total return (%)                                           10.83      (11.26)      16.53       18.00        8.37
Ratios to average daily net assets (%) (c):
   Expenses, net of waivers and reimbursements              2.33        2.34        2.36        2.39        2.39
   Expenses, before waivers and reimbursements              2.33        2.34        2.41        2.63        2.42
   Net investment income (loss), net of waivers
   and reimbursements                                      (1.32)      (0.97)      (0.47)      (0.37)       1.53
   Net investment income (loss), before waivers
   and reimbursements                                      (1.32)      (0.97)      (0.52)      (0.61)       1.50


                                                  --------------------------------------------------------------
                                                    Period Ended               Years Ended December  31,
                                                  --------------   ---------------------------------------------
Supplemental data for all classes:                   6/30/2003       2002         2001        2000      1999 (a)
                                                  --------------   ---------   ---------   ---------   ---------
   Total fund net assets at end of year
   (in thousands)                                 $      196,776   $ 190,802   $ 149,292   $  74,093   $  48,423
   Portfolio turnover rate (%)( c)                            29          20          48          68          65
----------

<F1>
   (a) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
<F2>
   (b) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.
<F3>
   (c)  Rates are annualized.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2003                                            William Blair Funds  47

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Income Fund

                                                                                                    Class A
                                             --------------------------------------------------------------
                                              Period Ended                 Years Ended December  31,
                                             --------------   ---------------------------------------------
                                                6/30/2003        2002        2001        2000      1999 (b)
                                             --------------   ---------   ---------   ---------   ---------
Net asset value, beginning of year           $         6.40   $    6.21   $   10.37   $    9.94   $    9.95
Income from investment operations:
   Net investment income (loss) (a)                    0.21        0.32        4.80        0.63        0.07
   Net realized and unrealized gain (loss)
   on investments                                      0.02        0.16       (4.16)       0.35       (0.01)
                                             --------------   ---------   ---------   ---------   ---------
Total from investment operations                       0.23        0.48        0.64        0.98        0.06
Less distributions from:
   Net investment income                               0.25        0.29        4.80        0.55        0.07
   Net realized gain                                     --          --          --          --          --
                                             --------------   ---------   ---------   ---------   ---------
Total distributions                                    0.25        0.29        4.80        0.55        0.07
                                             --------------   ---------   ---------   ---------   ---------
Net asset value, end of year                 $         6.38   $    6.40   $    6.21   $   10.37   $    9.94
                                             ==============   =========   =========   =========   =========
Total return (%)                                       2.93        7.86        7.26       10.20        0.63
Ratios to average daily net assets (%)(e):
   Expenses                                            0.81        0.81        0.94        1.02        0.99
   Net investment income (loss)                        4.25        5.23        5.38        6.25        5.78


                                                                                                       Class B
                                                --------------------------------------------------------------
                                                 Period Ended              Years Ended December  31,
                                                --------------   ---------------------------------------------
                                                   6/30/2003        2002        2001        2000      1999 (c)
                                                --------------   ---------   ---------   ---------   ---------
Net asset value, beginning of year              $        10.51   $   10.24   $   10.23   $    9.94   $   10.05
Income from investment operations:
   Net investment income (loss) (a)                       0.21        0.47        0.63        0.57        0.06
   Net realized and unrealized gain (loss) on
   investments                                            0.11        0.24        0.01        0.32       (0.11)
                                                --------------   ---------   ---------   ---------   ---------
Total from investment operations                          0.32        0.71        0.64        0.89       (0.05)
Less distributions from:
   Net investment income                                  0.31        0.44        0.63        0.60        0.06
   Net realized gain                                        --          --          --          --          --
                                                --------------   ---------   ---------   ---------   ---------
Total distributions                                       0.31        0.44        0.63        0.60        0.06
                                                --------------   ---------   ---------   ---------   ---------
Net asset value, end of year                    $        10.52   $   10.51   $   10.24   $   10.23   $    9.94
                                                ==============   =========   =========   =========   =========
Total return (%)                                          2.59        7.15        6.37        9.25       (0.51)
Ratios to average daily net assets (%)(e):
   Expenses                                               1.56        1.56        1.69        1.77        1.77
   Net investment income (loss)                           3.50        4.48        4.63        5.38        4.91

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Income Fund

                                                                                                       Class C
                                                --------------------------------------------------------------
                                                 Period Ended              Years Ended December  31,
                                                --------------   ---------------------------------------------
                                                   6/30/2003       2002         2001       2000       1999 (d)
                                                --------------   ---------   ---------   ---------   ---------
Net asset value, beginning of year              $        10.66   $   10.39   $   10.27   $    9.93   $   10.06
Income from investment operations:
   Net investment income (loss) (a)                       0.21        0.47        0.53        0.53        0.08
   Net realized and unrealized gain (loss) on
   investments                                            0.11        0.25        0.12        0.34       (0.13)
                                                --------------   ---------   ---------   ---------   ---------
Total from investment operations                          0.32        0.72        0.65        0.87       (0.05)
Less distributions from:
   Net investment income                                  0.31        0.45        0.53        0.53        0.08
   Net realized gain                                        --          --          --          --          --
                                                --------------   ---------   ---------   ---------   ---------
Total distributions                                       0.31        0.45        0.53        0.53        0.08
                                                --------------   ---------   ---------   ---------   ---------
Net asset value, end of year                    $        10.67   $   10.66   $   10.39   $   10.27   $    9.93
                                                ==============   =========   =========   =========   =========
Total return (%)                                          2.59        7.09        6.41        9.05       (0.53)
Ratios to average daily net assets (%)(e):
   Expenses                                               1.56        1.56        1.69        1.77        1.71
   Net investment income (loss)                           3.50        4.48        4.63        5.35        5.11


                                                -------------------------------------------------------------
                                                  Period Ended             Years Ended December  31,
                                                --------------   --------------------------------------------
Supplemental data for all classes:                 6/30/2003        2002        2001        2000        1999
                                                --------------   ---------   ---------   ---------   ---------
   Total fund net assets at  end  of year
   (in thousands)                               $      245,573   $ 196,136   $ 176,264   $ 167,746   $ 173,375
   Portfolio turnover rate (%)(e)                           36          66          82          54          66

----------

<F1>
   (a) As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset-backed securities as an adjustment to income. The effect of this change for the year 2002 and 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.75% to 5.23% and from 5.87% to 5.38% for Class A shares for 2002 and 2001, rescpectively. It decreases the Ratio of Net Investment Income from 5.00% to 4.48% and 5.12% to 4.63% for Class B shares for 2002 and 2001, respectively. It decreases the Ratio of Net Investment Income from 5.00% to 4.48% and 5.12% to 4.63% for Class C shares for 2002 and 2001, respectively. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
<F2>
   (b)   For the period October 25, 1999 (Commencement of the Class) to
         December 31, 1999.
<F3>
   (c)   For the period November 2, 1999 (Commencement of the Class) to
         December 31, 1999.
<F4>
   (d)   For the period November 3, 1999 (Commencement of the Class) to
         December 31, 1999.
<F5>
   (e)   Rates are annualized.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the period.

48  Semi-Annual Report                                             June 30, 2003

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                         Number of
                                                                        Portfolios
                                       Term of                             in Fund
                       Position(s)  Office and                Principal    Complex
                         Held with   Length of            Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served      During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------ ---------- ---------------------------------------
Conrad Fischer, 69*    Chairman    Since 1987  Principal, William Blair     9      Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                  Society, a non-profit organization, and
                       Board of                Partner, APM Limited                Partner, APM Limited Partnership
                       Trustees                Partnership

J. Grant Beadle, 70    Trustee     Since 1997  Retired Chairman and         9      Batts Group, Retired Associate
                                               Chief Executive Officer,            Director, Northwestern University
                                               Union Special                       Institute for The Learning Sciences,
                                               Corporation, industrial             Oliver Products Company and
                                               sewing machine                      Woodward Governor Company
                                               manufacturer

Theodore A. Bosler, 68 Trustee     Since 1997  Retired Principal and        9      Desert Foothills Land Trust, Institute
                                               Vice President, Lincoln             of Chartered Financial Analysts and
                                               Capital Management                  Thresholds, a psychiatric recovery
                                                                                   center

Ann P. McDermott, 63   Trustee     Since 1996  N/A                          9      Junior League of Chicago,
                                                                                   Northwestern University, Women's
                                                                                   Board; Ravinia Festival Women's
                                                                                   Board; Rush Presbyterian St. Luke's
                                                                                   Medical Center, Women's Board;
                                                                                   University of Chicago, Women's
                                                                                   Board; Visiting Nurses Association,
                                                                                   Honorary Director

John B. Schwemm, 69    Trustee     Since 1990  Retired Chairman and         9      USG Corp., and Walgreen Co.
                                               Chief Executive Officer,
                                               R.R. Donnelley & Sons
                                               Company

Michelle R. Seitz, 37* Trustee     Since 2002  Principal, William Blair     9      N/A
                       and                     & Company, L.L.C.
                       Senior      Since 1999
                       Vice
                       President

Robert E. Wood II, 65  Trustee     Since 1999  Retired Executive            9      Chairman, Add-Vision, Inc.; and
                                               Vice President, Morgan              Chairman, Micro-Combustion, LLC
                                               Stanley Dean Witter

Marco Hanig, 45        President   Since 1999  Principal, William Blair    N/A     N/A
                                               & Company, L.L.C.;
                                               former Senior Vice
                                               President, First Chicago
                                               NBD

Michael P. Balkin, 44  Senior      Since 2000  Principal, William Blair    N/A     Exceed Corp.
                       Vice                    & Company, L.L.C.
                       President

Rocky Barber, 51       Senior      Since 2001  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                       Vice                    & Company, L.L.C.
                       President

                       Chief       1999-2001
                       Executive
                       Officer

June 30, 2003                                           William Blair Funds  49

                                                                           Number of
                                                                          Portfolios
                                         Term of                             in Fund
                         Position(s)  Office and                Principal    Complex
                           Held with   Length of            Occupation(s)   Overseen             Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Trustee         Held by Trustee/Officer
------------             ----------- ----------- ------------------------ ---------- -------------------------------

Karl W. Brewer, 37       Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Mark A. Fuller, III, 46  Senior      Since 1993  Principal, William Blair    N/A     Partner, Fulsen Howney Partners
                         Vice                    & Company, L.L.C.
                         President

W. George Greig, 50      Senior      Since 1996  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited; Partner,
                                                 Pilgrim, Baxter & Greig

John F. Jostrand, 49     Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 44 Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Principal and
                                                 Vice President, Stein
                                                 Roe & Farnham
                                                 Incorporated

Norbert W. Truderung, 51 Senior      Since 1992  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Jeffrey A. Urbina, 48    Senior      Since 1998  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

Michael A. Jancosek, 44  Vice        Since 2000  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.;
                                                 former Vice President,
                                                 First Chicago NBD

James S. Kaplan, 42      Vice        Since 1995  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.

David S. Mitchell, 43    Vice        Since 2003  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.

Capucine E. Price, 38    Vice        Since 2003  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.

50  Semi-Annual Report                                            June 30, 2003

                                                                             Number of
                                                                            Portfolios
                                           Term of                             in Fund
                           Position(s)  Office and                Principal    Complex
                             Held with   Length of            Occupation(s)   Overseen     Other Directorships
Name and Age                      Fund Time Served      During Past 5 Years by Trustee Held by Trustee/Officer
------------               ----------- ----------- ------------------------ ---------- -----------------------

Terence M. Sullivan, 59    Vice        Since 1997  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.
                           and
                           Treasurer

Christopher T. Vincent, 46 Vice        Since 2002  Associate, William Blair    N/A     Uhlich Children's Home
                           President               & Company, L.L.C.;
                                                   former Managing
                                                   Director/Senior
                                                   Portfolio Manager,
                                                   Zurich Scudder
                                                   Investments

Colette M. Garavalia, 42   Secretary   Since 2000  Associate, William Blair    N/A     N/A
                                                   & Company, L.L.C.;
                                                   former Assistant Vice
                                                   President, Scudder
                                                   Kemper Investments

----------
*Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2003                                           William Blair Funds  51

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz
Principal, William Blair & Company, L.L.C., Senior Vice President, William
 Blair Funds

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
David S. Mitchell, Vice President
Capucine E. Price, Vice President
Terence M. Sullivan, Vice President and Treasurer
Christopher T. Vincent, Vice President
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz, P.C.

Independent Auditor
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

52  Date of First Use August, 2003

INSTITUTIONAL INTERNATIONAL GROWTH FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform in the first half of the year?

The Institutional International Growth Fund posted an 11.49% gain for the six months ended June 30, 2003, in line with the Fund's benchmark, the MSCI All Country World (Free) excluding US Index, which rose 11.10%.

What were the most significant factors impacting international markets during the period?

Global equity markets remained ill at ease during the first quarter while awaiting the beginning of military action in Iraq. While there was a recovery after the war began, it was still tentative by the end of the first quarter. During the second quarter, a fairly powerful postwar relief rally took global markets to their highest levels in a year.

As it became clear that the military operation in Iraq carried no visible risk for the economic cycle, markets began to look once again for signs of potential acceleration in growth. In particular, financial stocks resumed their leadership role in global markets, buoyed by the prospects of improving credit quality, a revival in capital market activity, and a booming bond market. Technology shares also outperformed on a worldwide basis, as signs of renewed growth in Information Technology investment combined with continued strength in consumer technology adoption and use.

Regionally, the recovery picture was affected by the continued strength in the euro and the lingering aftereffects of SARS. Both of these factors tended to strengthen European returns at the expense of Asian markets, while leaving emerging markets unaffected. Continental Europe, with a high cyclical and financial content in its indices, led global markets higher in the second quarter, with the MSCI Europe ex UK index up 25.1% for the quarter.

Which areas had the biggest effect on Fund performance?

Our performance analysis for the second quarter and first half of the year reveals some cross-currents in relative return factors. Negative influences included: 1) underweighting Europe, which is consistent with global growth patterns, but not with the circumstances of the early recovery rally; 2) a growth-focused strategy, which was clearly not timely in a quarter in which value indices massively outperformed; and 3) a higher than normal cash balance, which we maintained for some time during the quarter while evaluating the duration and severity of the SARS outbreak.

Offsetting these factors to some extent was positive stock selection in Japan and Asia, as well as in the Consumer and Health Care sectors.

What is your outlook for the Fund?

Several elements in the investment environment have changed in recent weeks: the SARS crisis is no longer paralyzing economic activity in affected areas, signs of strength are building in the Japanese economy, and market interest rates have begun to rise. As corporate profits and other cyclical indicators continue to improve in the U.S., the conditions are falling into place to support a stronger growth picture around the world. Under these circumstances, we would expect an improved investment outlook in cyclical areas broadly, and particularly in Asia and emerging markets.

Depressants to Asian growth, including the Korean credit crunch, daiko henjo (a revision in the process by which the Japanese government allows companies to return the public portion of their pension funds), Kim Jong Il, and technology uncertainty--may all begin to fade in the second half of the year. Asia could resume its leading growth role in the global economy, as Asian consumption and foreign direct investment stimulate intra-regional trade, Western exports and commodity producers.

Although Japan had been a laggard in terms of global equity market performance during the second quarter, we expect its performance to improve in the second half of the year, as it begins to benefit from increased interest by foreign investors and its currency reverses ground. There are fairly strong signals of long-term public policy reforms in Japan and Germany. Even small improvements in the structural environment in these economies would have significant potential to enhance long-term returns on capital. In the meantime, the question for Japan is when household sector confidence will begin to rise.

Abundant global liquidity is traditionally a strong stimulus to emerging market growth. Emerging markets are leveraged to growth and liquidity through export performance, domestic credit demand, and international capital flows. Equity and bond market performance is more positively correlated than in developed markets. We believe emerging markets remain undervalued compared to the rest of the world, and we expect emerging markets to be the best performing geographic area in the months ahead.

INSTITUTIONAL INTERNATIONAL GROWTH FUND

Performance Highlights                          6/30/2003 (a)     2002(a)(b)

Institutional International Growth Fund            11.49%          (4.27)%

Morgan Stanley Capital
International (MSCI) All Country
World Free Ex-U.S. Index                           11.10           (0.86)

(a) Total return is not annualized for periods that are less than one year.
(b) For the period July 26, 2002 (Commencement of operations) to December 31, 2002.

  Illustration of an assumed investment of $10,000 with reinvestment of income dividends

              Total Return
         (period ended 6/30/03)

      Since Inception
      (7/26/02)            6.73%

                                     [GRAPH]


------------------------------------------------------------------------------------------------------------------------------
Institutional  -----
International $10,000   10,400   10,300   9,300   9,600   10,000   9,600   9,200   9,100   9,000    9,700   10,300   10,700
Growth Fund
------------------------------------------------------------------------------------------------------------------------------

MSCI AC WLD    - - -
Ex -US Index  $10,000   10,400   10,400   9,300   9,800   10,200   9,900   9,600   9,400   9,200   10,100   10,700   11,000
------------------------------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund's investments on June 30, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

.................................................................................
Institutional International Growth Fund
.................................................................................
Portfolio of Investments, June 30, 2003        (all dollar amounts in thousands)
                                               (unaudited)

--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------

Common Stocks - Europe - 25.9%
Austria - 1.2%
      30,000   Erste Bank Der Oester (Banking)                        $    2,656
                                                                      ----------

France - 6.9%
      48,500   April S.A. (Property and casualty insurance)                  682
       9,300 * Bonduelle (Food products)                                     744
      37,900 * Business Objects S.A.(Software)                               847
      86,300   Christian Dior (Apparel and luxury goods)                   3,457
      24,900   Klepierre (Finance)                                         1,232
      22,200   Rodriquez Group (Retail trade)                              1,215
      42,600   Societe Generale (Banking)                                  2,706
     199,100   ST Microelectronics (Electronic technology)                 4,183
                                                                      ----------
                                                                          15,066
                                                                      ----------

Germany - 5.6%
      22,600   Altana AG (Pharmaceuticals)                                 1,417
      41,800   Deutsche Boerse AG (Diversified financials)                 2,219
      38,100   Medion AG (Commercial services)                             1,660
      13,500   Puma AG (Consumer non-durables)                             1,344
      34,500   SAP AG (Software)                                           4,077
      24,600   Stada Arzneimittel AG (Pharmaceuticals)                     1,568
                                                                      ----------
                                                                          12,285
                                                                      ----------

Greece - 1.5%
     146,900   Coca-Cola Hellenic Bottling S.A. (Beverages)                2,430
      49,000   Folli Follie S.A. (Apparel and footwear retailer)             754
                                                                      ----------
                                                                           3,184
                                                                      ----------

Ireland - 1.9%
     217,600   Anglo Irish Bank plc (Finance)                              1,923
      50,200 * Ryanair Holdings plc - ADR (Air transport)                  2,254
                                                                      ----------
                                                                           4,177
                                                                      ----------

Italy - 0.9%
      22,600   Industria Machine Automatiche SpA (Producer
                  manufacturing)                                             251
      85,700   Merloni Elettrodemestici SpA (Electronics
                  and appliances)                                          1,277
     121,500   Saeco International (Household durables)                      433
                                                                      ----------
                                                                           1,961
                                                                      ----------

Netherlands - 0.5%
      42,000   Euronext (Finance)                                          1,043
                                                                      ----------

Spain - 1.8%
      44,400   Banco Popular Espanol (Banking)                             2,248
      30,800   Grupo Ferrovial S.A. (Industrial services)                    838
      59,000   Prosegur Compania De Seguridad S.A.
                  (Commercial services)                                      874
                                                                      ----------
                                                                           3,960
                                                                      ----------

Sweden - 1.4%
      56,400   Gunnebo AB (Producer manufacturing)                         1,079
      86,700   Hennes & Mauritz (Retail trade)                             1,994
                                                                      ----------
                                                                           3,073
                                                                      ----------

Common Stocks - Europe - 25.9% - (Continued)
Switzerland - 4.2%
      49,500   Adecco S.A. (Commercial services)                      $    2,043
      35,600 * Logitech International S.A.
                  (Electronic technology)                                  1,338
      39,400 * Micronas Semiconductor
                  (Electronic technology)                                    795
      91,000   UBS AG (Banking)                                            5,071
                                                                      ----------
                                                                           9,247
                                                                      ----------

Common Stocks - United Kingdom - 21.7%
     205,900   3i Group plc (Venture capital)                              1,923
     188,500 * Acambis (Biotechnology)                                     1,137
   1,201,400   BG Group plc (Industrial services)                          5,332
     545,300   BHP Billiton plc (Aluminum mining)                          2,875
     382,800 * British Sky Broadcasting Group (Media)                      4,249
     107,200 * Cambridge Antibody Technology
                  (Health technology)                                        930
     688,100   Capita Group plc (Commercial services)                      2,571
     235,300   Cattle's Holdings plc (Finance and leasing)                 1,262
      94,600   Enterprise Inns (Consumer services)                         1,264
     390,400   HBOS plc (Finance)                                          5,062
     200,600   Hit Entertainment (Movies and entertainment)                  817
     127,000   MAN Group plc (Finance)                                     2,511
     152,500   Reckitt Benckiser plc (Household products)                  2,803
     278,800   Standard Chartered plc (Banking)                            3,392
     997,500   Tesco plc (Food retailer)                                   3,615
   3,294,500   Vodafone Group plc (Cellular telecom)                       6,453
      36,600   Willis Group Holdings, Ltd.  - ADR
                  (Insurance brokers)                                      1,125
                                                                      ----------
                                                                          47,321
                                                                      ----------

Common Stocks - Canada - 4.3%
      79,000 * Kingsway Financial Services (Finance)                         953
      39,300 * MacDonald Dettwiler & Associates
                  (IT Consulting)                                            679
      64,600   Manulife Financial Corp.
                  (Life and health insurance)                              1,821
      40,800   Petro-Canada (Energy minerals)                              1,625
      74,000 * Research in Motion Ltd.
                  (Wireless telecommunication)                             1,594
      52,400 * Shoppers Drug Mart Corp. (Retail trade)                     1,006
      85,500   Suncor Energy, Inc. (Energy minerals)                       1,599
                                                                      ----------
                                                                           9,277
                                                                      ----------

Common Stocks - Bahamas - 1.1%
      68,900   Ace Limited+ (Property and casualty insurer)                2,363
                                                                      ----------

Common Stocks - Japan - 21.7%
      35,200   Askul Corporation (Retail trade)                            1,086
      17,800   Belluna Company, Ltd. (Catalogs and
                  specialty distribution)                                    728
     202,000   Calsonic Kansei (Auto components)                           1,304
      72,500   Canon Inc. (Office electronics)                             3,332
       9,000   Cawachi Limited (Retail trade)                                574
      66,000   Fanuc, Ltd. (Machinery)                                     3,275
      43,500   Hoya Corporation (Electronic technology)                    3,000
      11,500   Kappa Create Co., Ltd. (Consumer
                  non-durables)                                              566

June 30, 2003     See accompanying Notes to Financial Statements.    William
                                                                     Blair Funds

.................................................................................
Institutional International Growth Fund
.................................................................................
Portfolio of Investments, June 30, 2003        (all dollar amounts in thousands)
                                               (unaudited)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------

Common Stocks - Japan - 21.7% - (Continued)
       20,190   Keyence Corporation (Electronic technology)           $    3,705
       45,300   Komeri Co., Ltd. (Retail trade)                              828
       24,500   Misumi Corp. (Trading companies and distributors)            838
      466,600   Nissan Motor Company, Ltd. (Motor vehicles)                4,468
      113,200   Nitto Denko Corporation (Electronic technology)            3,710
      332,500   Nomura Securities Co. (Finance)                            4,226
       64,000   Oracle Corp. Japan (Software)                              2,306
      145,700   Pioneer Corp. (Household durables)                         3,281
       21,900   Plenus Co., Ltd. (Consumer services)                         501
      327,900   Sharp Corp. (Electronics)                                  4,214
       27,100   SMC Corporation (Trucks, construction
                    and farm machinery)                                    2,285
      627,000   Sumitomo Trust & Banking Co. (Finance)                     2,170
       17,700   USS Co., Ltd. (Commercial services)                          898
                                                                      ----------
                                                                          47,295
                                                                      ----------

Common Stocks - Emerging Asia - 10.7%
China  -  2.4%
    1,949,800 * Convenience Retail Asia (Retail trade)                       453
    2,864,000 * Denway Motors (Automobiles)                                1,295
    3,146,000   Huaneng Power International Inc. (Electric utilities)      3,590
                                                                      ----------
                                                                           5,338
                                                                      ----------

India  -  2.7%
       36,400   BFL Software, Ltd. (Information technology)                  492
       38,500   Dr. Reddy's Laboratories (Pharmaceuticals)                   910
      146,300   HDFC Bank (Banking)                                          818
      135,000   Housing Development Finance Corp. (Financial
                    services)                                              1,193

       35,700   Infosys Technologies, Ltd. (Consulting and software
                    services)                                              2,517

        6,730   Wockhardt, Ltd. (Health technology)                           52
                                                                      ----------
                                                                           5,982
                                                                      ----------

Indonesia  -  0.4%
      500,147 * Bank Mandiri (Banking)                                        41
      250,000   PT Unilever Indonesia Tbk
                    (Household and personal care)                            808
                                                                      ----------
                                                                             849
                                                                      ----------

South Korea  - 2.0%
       11,500   Pulmuone Co. (Food products)                                 630
       12,200   Samsung Electronics Co. (Semiconductors)                   3,621
                                                                      ----------
                                                                           4,251
                                                                      ----------

Taiwan  - 2.9%
      326,000   Ambit Microsystems (Computers)                             1,008
    2,524,662   EVA Airways (Airlines)                                       904
      385,000   Hon Hai Precisions Industry (Computers)                    1,396
      542,000   Quanta Computer (Computers)                                1,120
    1,159,000 * Taiwan Semiconductor (Semiconductors)                      1,909
                                                                      ----------
                                                                           6,337
                                                                      ----------

Thailand  -  0.3%
    3,078,000   Land & Houses (Household durables)                           695
                                                                      ----------

Common Stocks - Asia - 4.5%
Australia  -  1.9%
      142,900   Macquarie Bank, Ltd. (Financial services)             $    2,762
      294,300   Toll Holdings, Ltd. (Trucking)                             1,399
                                                                      ----------
                                                                           4,161
                                                                      ----------

Hong Kong  -  1.6%
    1,654,500   Li & Fung (Distribution services)                          2,132
      746,500   Techtronic Industries (Consumer durables)                  1,254
                                                                      ----------
                                                                           3,386
                                                                      ----------

Singapore  -  1.0%
      581,000   Hyflux, Ltd. (Water utilities)                               429
    1,242,000   Unisteel Technology, Ltd. (Electronic components)            519
      135,000   Venture Corporation, Ltd. (Electronic components)          1,234
                                                                      ----------
                                                                           2,182
                                                                      ----------

Common Stocks - Latin America - 2.7%
Brazil  -  0.1%
      110,300   Confeccoes Guararapes S.A. - ON (Apparel retailer)           265
                                                                      ----------

Mexico  - 2.6%
    2,284,700   America Movil S.A. (Communications)                        2,141
    1,563,100 * Grupo Financiero BBVA Bancomer (Finance)                   1,316
      790,800   Walmart de Mexico (Retail trade)                           2,124
                                                                      ----------
                                                                           5,581
                                                                      ----------

Common Stocks - Emerging Europe, Mid-East, Africa - 2.5%
Egypt  - 0.3%
       95,084   Orascom Contructions Industry (Construction)                 760
                                                                      ----------

Israel  - 1.1%
       41,200   Teva Pharmaceutical Inds. - ADR (Pharmaceuticals)          2,345
                                                                      ----------

South Africa  - 0.9%
      550,300 * MTN Group Ltd. (Telecommunication services)                1,184
    1,664,800   Network Healthcare Holdings (Health services)                759
                                                                      ----------
                                                                           1,943
                                                                      ----------

Turkey  - 0.2%
   13,164,500   Enka Insaat (Industrial conglomerates)                       452
                                                                      ----------

Total Common Stock  --  95.1%                                            207,435
                                                                      ----------
    (cost $183,629)

Preferred Stock
Brazil - 1.5%
   10,040,000   Companhia De Bebidas Das Americas (Beverages)              2,030
       71,370   Confeccoes Guararapes S.A. - PN (Apparel retailer)           174
      101,760   Geradau S.A. (Steel)                                       1,168

                                                                      ----------
Total Preferred Stock - 1.5%                                               3,372
                                                                      ----------
    (cost $2,847)

June 30, 2003     See accompanying Notes to Financial Statements.   William
                                                                    Blair Funds

.................................................................................
Institutional International Growth Fund
.................................................................................
Portfolio of Investments, June 30, 2003     (all dollar amounts in thousands)(unaudited)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------

Warrants, Rights, and Other Issues
Japan - 0.0%
       1,780      Belluna Company, Ltd. (Catalogs and
                      specialty distribution)                        $       11
                                                                     ----------

Total Warrants, Rights, and Other Issues - 0.0%
    (cost $2)

Short-Term Investments
    7,069,432      William Blair Ready Reserves Fund                      7,069
      633,000      American Express Demand Note, VRN 0.985%                 633
                                                                     ----------
                           due 7/1/03

Total Short-term Investments - 3.5%
    (cost $7,702)                                                         7,702
                                                                     ----------

Total Investments - 100.1%                                              218,520
    (cost $194,180)

Liabilities, plus cash and other assets - (0.1)%                           (294)
                                                                     ----------
Net assets - 100.0%                                                  $  218,226
                                                                     ==========
--------------------------------------------------------------------------------
* Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security
VRN = Variable Rate Note

At June 30, 2003 the Fund's Portfolio of Investments includes the following industry categories:

Financials .................................................       25.3%
Consumer Discretionary .....................................       21.7%
Information Technology .....................................       15.9%
Industrials and Services ...................................        9.9%
Health Care ................................................        9.7%
Consumer Staples ...........................................        7.3%
Utilities ..................................................        3.2%
Telecommunication Services .................................        3.1%
Energy .....................................................        2.1%
Materials ..................................................        1.8%
                                                                -------
                                                                  100.0%
                                                                =======

At June 30, 2003 the Fund's Portfolio of Investments includes the following currency categories:

Japanese Yen ..............................................        22.4%
British Pound Sterling ....................................        21.9%
Euro ......................................................        20.0%
Canadian Dollar ...........................................         4.4%
Swiss Franc ...............................................         4.4%
Hong Kong Dollar ..........................................         4.1%
United States Dollar ......................................         3.8%
Taiwan Dollar .............................................         3.0%
Indian Rupee ..............................................         2.8%
Mexico Nuevo Peso .........................................         2.7%
Australian Dollar .........................................         2.0%
South Korean Won ..........................................         2.0%
Brazilian Real ............................................         1.7%
Swedish Krona .............................................         1.5%
Singapore Dollar ..........................................         1.0%
All other currencies ......................................         2.3%
                                                                -------
                                                                  100.0%
                                                                =======

June 30, 2003         See accompanying Notes to Financial Statements       William Blair Funds

................................................................................
Statement of Assets and Liabilities
................................................................................
June 30, 2003 (all amounts in thousands)(unaudited)

Institutional International Growth Fund

Assets

Investments in securities, at cost                               $      187,111
Investments in Affiliated Fund, at cost                                   7,069
                                                                 --------------

Investments in securities, at value                              $       211,451
Investments in Affiliated Fund, at value                                  7,069
Foreign currency, at value (cost $1,019)                                  1,028
Receivable for fund shares sold                                               -
Receivable for investment securities sold                                   188
Receivable from Advisor                                                      17
Dividend and interest receivable                                            429
Prepaid insurance                                                             1
                                                                 --------------
       Total assets                                                     220,183

Liabilities

Payable for investment securities purchased                               1,731
Payable for fund shares redeemed                                              -
Management fee payable                                                      179
Other accrued expenses                                                       47
                                                                 --------------
       Total liabilities                                                  1,957
                                                                 --------------
           Net Assets                                            $      218,226
                                                                 ==============

Capital

Composition of Net Assets

     Par value of shares of beneficial interest                  $           20
     Capital paid in excess of par value                                201,820
     Undistributed net investment income                                    951
     Accumulated net realized loss                                       (8,915)
     Net unrealized appreciation of
          investments and foreign currencies                             24,350
                                                                 --------------
           Net Assets                                            $      218,226
                                                                 ==============


     Net Assets                                                  $      218,226
     Shares Outstanding                                              20,459,797
     Net Asset Value Per Share                                   $        10.67




                 See accompanying Notes to Financial Statements.

.................................................................................
Statement of Operations
.................................................................................
for the Period Ended June 30, 2003 (all dollar amounts in thousands) (unaudited)

Institutional International Growth Fund



Investment income
   Dividends                                                $ 2,183
   Less foreign tax withheld                                   (235)
   Interest                                                       2
                                                            -------
Total income                                                  1,950



Expenses
   Investment advisory fees                                     781
   Custodian fees                                               128
   Transfer agent fees                                            8
   Professional fees                                             24
   Registration fees                                              4
   Other expenses                                                12
                                                            -------

       Total expenses before waiver                             957
           Less expenses waived and
               absorbed by the Advisor                          (63)
                                                            -------

       Net expenses                                             894
                                                            -------

       Net investment income                                  1,056
Net realized and unrealized loss
   on investments, foreign currency
   transactions and other assets and liabilities
     Net realized loss on investments                        (3,627)
     Net realized loss on foreign currency
         transactions and other assets and liabilities         (545)
                                                            -------

   Total net realized loss                                   (4,172)

Change in net unrealized appreciation
   on investments and other
   assets and liabilities                                    22,922
                                                            -------

Net increase in net assets
   resulting from operations                                $19,806
                                                            =======


                 See accompanying Notes to Financial Statements.

.................................................................................
Statement of Changes in Net Assets
.................................................................................
for the Periods Ended June 30, 2003 and December 31, 2002 (all amounts in thousands)(unaudited)

Institutional International Growth Fund

                                                         ---------    ---------
Operations                                                    2003     2002 (a)
                                                         ---------    ---------
   Net investment income (loss)                          $   1,056    $     (21)
   Net realized gain (loss) on investments,
      foreign currency transactions
      and other assets and liabilties                       (4,172)      (4,795)
   Change in net unrealized appreciation
      (depreciation) on investments, foreign currency
      transactrions  and other assets and liabilities       22,922        1,428
                                                         ---------    ---------
      Net increase (decrease) in net assets
         resulting from operations                          19,806       (3,388)

Distributions to shareholders from
   Net investment income                                         -          (32)
   Net realized gain                                             -            -
                                                         ---------    ---------
                                                                 -          (32)

Capital stock transactions
   Net proceeds from sale of shares                         51,172      153,637
   Shares issued in reinvestment of income
      dividends and capital gain distributions                   -           31
   Less cost of shares redeemed                             (2,600)        (400)
                                                         ---------    ---------

      Net increase (decrease) in net assets
         resulting from capital stock transactions          48,572      153,268
                                                         ---------    ---------

   Increase (decrease) in net assets                        68,378      149,848

Net assets
   Beginning of period                                     149,848            -
                                                         ---------    ---------
   End of period                                         $ 218,226    $ 149,848
                                                         =========    =========

-------------------
Undistributed net investment  income (loss)
   at the end of the period                              $     951    $    (105)
                                                         =========    =========
-------------------

Capital stock transactions
   Shares sold                                               5,081       15,695
   Shares issued in reinvestment of income
      dividends and capital gain distributions                   -            3
   Less shares redeemed                                       (278)         (41)
                                                         ---------    ---------
Change from capital stock transactions                       4,803       15,657
                                                         =========    =========

(a) For the period July 26, 2002 (commencement of operations) to December 31,
2002

                 See accompanying Notes to Financial Statements.

Notes to Financial Statements

(1) Significant Accounting Policies

(a)      Description of the Fund

William Blair Funds (the "Fund") is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following nine portfolios, each with its own investment objectives and policies.

Equity Portfolios                         International Portfolios
-----------------                         ------------------------
Growth                                    International Growth
Tax-Managed Growth                        Institutional International Growth
Large Cap Growth                          Fixed Income Portfolio
                                          ----------------------
Small Cap Growth                          Income
Value Discovery                           Money Market Portfolio
                                          ----------------------
                                          Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity               Long-term capital appreciation.
International        Long-term capital appreciation.
Fixed Income         High level of current income with relative stability of
                     principal.
Money Market         Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund (the "Portfolio") is the only Portfolio covered in this report.

(b) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees. As of June 30, 2003, there was a security in the Portfolio requiring fair valuation by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(c) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(d) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio's net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolio may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2002, the following reclassification was recorded (in thousands):

                                                                     Accumulated
                                            Undistributed Net      Undistributed           Capital
                                                   Investment       Net Realized    Paid In Excess
                                                Income/(Loss)      Gain / (Loss)      of Par Value
                                                -------------      -------------      ------------
Institutional International Growth                     $(52)               $52                  $-

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2002 was as follows (in thousands):

                                                   Distributions Paid in 2002
                                                   --------------------------
                                                     Ordinary     Long-Term
                                                       Income  Capital Gain
                                                       ------  ------------
Institutional International Growth                        $32            $-

As of December 31, 2002 the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                                                     Net
                                            Capital     Undistributed    Undistributed        Unrealized
                                               Loss          Ordinary        Long-Term     Appreciation/
                                       Carryforward            Income             Gain    (Depreciation)
                                       ------------     -------------    -------------    --------------
Institutional International Growth           $2,152              $120               $-            $1,128

For the period November 1, 2002 through December 31, 2002, the Portfolio incurred net capital and net currency losses. The Portfolio intends to treat these losses as having occurred in fiscal year 2003 for Federal income tax purposes (in thousands) :

                                            Capital          Currency
                                               Loss              Loss
                                               ----              ----
Institutional International Growth           $2,511               $20

(e) Options

The Portfolio may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments. There were no transactions in options during the period ended June 30, 2003.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, or (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(g) Income Taxes

The Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since the Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/ (depreciation) and net unrealized appreciation/(depreciation) at June 30, 2003, were as follows (in thousands):

                                                                                                 Net
                                                              Gross           Gross       Unrealized
                                            Cost of      Unrealized      Unrealized    Appreciation/
                                        Investments    Appreciation    Depreciation   (Depreciation)
                                        -----------    ------------    ------------   --------------
Institutional International Growth         $194,414         $27,008          $2,901          $24,107

At December 31, 2002, the Portfolio has unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

                                               2010
                                               ----
Institutional International Growth           $2,152

The Portfolio has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation of $209 (in thousands) in 2002, all of which has been reclassified from unrealized gain
(loss) on investments to undistributed net investment income.

(h)  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2)  Transactions with Affiliates

(a)  Management and Expense Limitation Agreements

The Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. The Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

     First $500 million                  1.00%
     Next $500 million                   0.95%
     In excess of $1 billion             0.90%

The effective management fee rate for the period ended June 30, 2003 was 1.00%.

The Portfolio has also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2004, if total expenses of the Portfolio exceeds 1.10% of average daily net assets.

For a period of five years subsequent to the Commencement of Operations on July 26, 2002, the Company is entitled to reimbursement from the Portfolio for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolio during the period the agreement is in effect will not fall below the percentage indicated.

For the period ended June 30, 2003, the investment advisory fees incurred by the Portfolio and the related fee waivers were as follows (in thousands) :

                                                                                    Expenses
                                              Gross                      Net    Recovered or
                                           Advisory          Fee    Advisory      (Absorbed)
                                                Fee       Waiver         Fee      by Advisor
                                           --------       ------    --------    ------------
Institutional International Growth             $781          $63        $718              $-

 (b) Trustees fees

The Portfolio incurred fees of $6 (in thousands) to non-affiliated trustees of the Fund for the period ended June 30, 2003.

(c)  Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, the Portfolio may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market Portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the Portfolio. The Advisor waives any management fees and shareholder service fees earned on the other Portfolio's investments in the Ready Reserves Fund. The fees waived for this Portfolio for the period ended June 30, 2003 are listed below. Distributions received from Ready Reserves are reflected as dividend income in the Portfolio's statement of operations.

The amount relating to the Portfolio's investment in Ready Reserves was as follows for the period ended June 30, 2003 (in thousands):

                                                     Sales      Fees   Dividend            Percent of
                                      Purchases   Proceeds    Waived     Income    Value   Net Assets
                                      ---------   --------    ------     ------    -----   ----------
Institutional International Growth      $63,658    $68,069       $29        $40   $7,069         3.2%

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2003 were as follows (in thousands):

                                        Purchases         Sales
                                        ---------         -----
Institutional International Growth       $123,735       $55,167


(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at June 30, 2003.

.................................................................................
Financial Highlights
.................................................................................


Institutional International Growth Fund

                                                                    06/30/2003              12/31/2002 (a)
                                                                    ----------              --------------
Net asset value, beginning of period                                 $ 9.5672                   $ 10.0000
Income from investment operations:
   Net investment income                                               0.0615                      0.0000
   Net realized and unrealized loss on investments                     1.0374                     (0.4300)
                                                                    ----------              --------------
Total from investment operations                                       1.0989                     (0.4300)
Less distributions from:
   Net investment income                                                    -                      0.0028
   Net realized gain                                                        -                      0.0000
                                                                    ----------              --------------

Total distributions                                                         -                      0.0028
                                                                    ----------              --------------

Net asset value, end of period                                       $10.6661                    $ 9.5672
                                                                    ==========              ==============

Total return (%)                                                        11.49                       (4.27)
Ratios to average daily net assets (%)(b):
   Expenses, net of waivers and reimbursements                           1.10                        1.10
   Expenses, before waivers and reimbursements                           1.19                        1.29
   Net investment loss, net of waivers and reimbursements                1.31                       (0.05)
   Net investment loss, before waivers and reimbursements                1.22                       (0.24)


Supplemental data:
   Net assets at end of period (in thousands)                        $218,226                    $149,848
   Portfolio turnover rate (%) (b)                                         73                          59


_____________________________
(a) For the period July 26, 2002 (commencement of operations) to December 31, 2002.
(b) Rates are annualized.

   Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                         Number of
                                                                        Portfolios
                                       Term of                             in Fund
                       Position(s)  Office and                Principal    Complex
                         Held with   Length of            Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served      During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------ ---------- ---------------------------------------
Conrad Fischer, 69*    Chairman    Since 1987  Principal, William Blair     9      Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                  Society, a non-profit organization, and
                       Board of                Partner, APM Limited                Partner, APM Limited Partnership
                       Trustees                Partnership

J. Grant Beadle, 70    Trustee     Since 1997  Retired Chairman and         9      Batts Group, Retired Associate
                                               Chief Executive Officer,            Director, Northwestern University
                                               Union Special                       Institute for The Learning Sciences,
                                               Corporation, industrial             Oliver Products Company and
                                               sewing machine                      Woodward Governor Company
                                               manufacturer

Theodore A. Bosler, 68 Trustee     Since 1997  Retired Principal and        9      Desert Foothills Land Trust, Institute
                                               Vice President, Lincoln             of Chartered Financial Analysts and
                                               Capital Management                  Thresholds, a psychiatric recovery
                                                                                   center

Ann P. McDermott, 63   Trustee     Since 1996  N/A                          9      Junior League of Chicago,
                                                                                   Northwestern University, Women's
                                                                                   Board; Ravinia Festival Women's
                                                                                   Board; Rush Presbyterian St. Luke's
                                                                                   Medical Center, Women's Board;
                                                                                   University of Chicago, Women's
                                                                                   Board; Visiting Nurses Association,
                                                                                   Honorary Director

John B. Schwemm, 69    Trustee     Since 1990  Retired Chairman and         9      USG Corp., and Walgreen Co.
                                               Chief Executive Officer,
                                               R.R. Donnelley & Sons
                                               Company

Michelle R. Seitz, 37* Trustee     Since 2002  Principal, William Blair     9      N/A
                       and                     & Company, L.L.C.
                       Senior      Since 1999
                       Vice
                       President

Robert E. Wood II, 65  Trustee     Since 1999  Retired Executive            9      Chairman, Add-Vision, Inc.; and
                                               Vice President, Morgan              Chairman, Micro-Combustion, LLC
                                               Stanley Dean Witter

Marco Hanig, 45        President   Since 1999  Principal, William Blair    N/A     N/A
                                               & Company, L.L.C.;
                                               former Senior Vice
                                               President, First Chicago
                                               NBD

Michael P. Balkin, 44  Senior      Since 2000  Principal, William Blair    N/A     Exceed Corp.
                       Vice                    & Company, L.L.C.
                       President

Rocky Barber, 51       Senior      Since 2001  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                       Vice                    & Company, L.L.C.
                       President

                       Chief       1999-2001
                       Executive
                       Officer

June 30, 2003                                           William Blair Funds  61

                                                                           Number of
                                                                          Portfolios
                                         Term of                             in Fund
                         Position(s)  Office and                Principal    Complex
                           Held with   Length of            Occupation(s)   Overseen             Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Trustee         Held by Trustee/Officer
------------             ----------- ----------- ------------------------ ---------- -------------------------------

Karl W. Brewer, 37       Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Mark A. Fuller, III, 46  Senior      Since 1993  Principal, William Blair    N/A     Partner, Fulsen Howney Partners
                         Vice                    & Company, L.L.C.
                         President

W. George Greig, 50      Senior      Since 1996  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited; Partner,
                                                 Pilgrim, Baxter & Greig

John F. Jostrand, 49     Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 44 Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Principal and
                                                 Vice President, Stein
                                                 Roe & Farnham
                                                 Incorporated

Norbert W. Truderung, 51 Senior      Since 1992  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Jeffrey A. Urbina, 48    Senior      Since 1998  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

Michael A. Jancosek, 44  Vice        Since 2000  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.;
                                                 former Vice President,
                                                 First Chicago NBD

James S. Kaplan, 42      Vice        Since 1995  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.

David S. Mitchell, 43    Vice        Since 2003  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.

Capucine E. Price, 38    Vice        Since 2003  Associate, William Blair    N/A     N/A
                         President               & Company, L.L.C.

62  Semi-Annual Report                                            June 30, 2003

                                                                             Number of
                                                                            Portfolios
                                           Term of                             in Fund
                           Position(s)  Office and                Principal    Complex
                             Held with   Length of            Occupation(s)   Overseen     Other Directorships
Name and Age                      Fund Time Served      During Past 5 Years by Trustee Held by Trustee/Officer
------------               ----------- ----------- ------------------------ ---------- -----------------------

Terence M. Sullivan, 59    Vice        Since 1997  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.
                           and
                           Treasurer

Christopher T. Vincent, 46 Vice        Since 2002  Associate, William Blair    N/A     Uhlich Children's Home
                           President               & Company, L.L.C.;
                                                   former Managing
                                                   Director/Senior
                                                   Portfolio Manager,
                                                   Zurich Scudder
                                                   Investments

Colette M. Garavalia, 42   Secretary   Since 2000  Associate, William Blair    N/A     N/A
                                                   & Company, L.L.C.;
                                                   former Assistant Vice
                                                   President, Scudder
                                                   Kemper Investments

--------
* Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

   The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2003                                           William Blair Funds  63

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz
Principal, William Blair & Company, L.L.C., Senior Vice President, William
 Blair Funds

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
David S. Mitchell, Vice President
Capucine E. Price, Vice President
Terence M. Sullivan, Vice President and Treasurer
Christopher T. Vincent, Vice President
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz, P.C.

Independent Auditor
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

64  Date of First Use August, 2003

Item 2.   Code of Ethics

          Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.   Audit Committee Financial Expert

          Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.   Principal Accountant Fees and Services

          Not applicable for filing of Semiannual Reports to Shareholders.

Items 5 - 6.   (Reserved)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

          Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.   (Reserved)

Item 9.   Controls and Procedures

          (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

          (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits

          10(a)(1)     Not applicable

          The following exhibits are attached to this form N-CSR:

          10(a)(2)(A)  Certification of Principal Executive Officers Required by
                       Section 302 of the Sarbanes-Oxley Act of 2002.

          10(a)(2)(B)  Certification of Principal Financial Officer Required by
                       Section 302 of the Sarbanes-Oxley Act of 2002.

          10(b) Certification of Chief Executive Officer and Chief Financial Officer Certification of Required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        William Blair Funds

        /s/ Marco Hanig
        -----------------------------
By:     Marco Hanig, President (Principal Executive Officer)


Date:   August 27, 2003
        -----------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        /s/ Marco Hanig
        -----------------------------
By:     Marco Hanig, President (Principal Executive Officer)

Date:   August 27, 2003
        -----------------------------

        /s/ Terence M. Sullivan
        -----------------------------
By:     Terence M. Sullivan, Treasurer (Principal Financial Officer)

Date:   August 27, 2003
        -----------------------------